Registration No. 333-60206
                                                                    811-04965
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          POST-EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                     OF SECURITIES OF UNIT INVESTMENT TRUST

                             REGISTERED ON FORM N-8B-2



ALLIANZ LIFE VARIABLE ACCOUNT A
---------------------------------
(Exact Name of Trust)


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
------------------------------------------------
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN                      55416
------------------------------------------------              ------------
(Address of Depositor's Principal Executive Offices)          (Zip Code)


Name and Address of Agent for Service

Stewart D. Gregg, Esq.
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN  55416

Copies to:

Stephen E. Roth, Esq.
Sutherland and Asbill & Brennan LLP
1275 Pennsylvania Ave., NW
Washington, D.C.  20004-2415

It is proposed that this filing will become effective:

          _____ immediately  upon filing  pursuant to paragraph (b) of Rule 485
          __X__ on May 1, 2002 pursuant to paragraph (b) of Rule 485
          _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
          _____ on (date) pursuant to paragraph (a)(1) of Rule 485

     If appropriate, check the following:

          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

     Individual Flexible Premium Variable Life Insurance Policies



                                     PART I




                         USALLIANZ VARIABLE LIFEFUND(SM)
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    issued by
                         ALLIANZ LIFE VARIABLE ACCOUNT A
                                       and
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA


This prospectus describes a Flexible Premium Variable Life Insurance Policy issued by Allianz Life Insurance Company of North America (Allianz Life). All references to "we," "us" and "our" refer to Allianz Life.

The policy is a variable benefit policy. We have designed the policy for use in estate and retirement planning and other insurance needs of individuals. This policy also makes available disability benefits and additional family death benefits with the reduction of the policy's death benefit. You can also have increased access to your policy values through an unemployment benefit. It also makes available a Preferred Settlement Value that can increase the income available to you at certain ages. Allianz Life does not claim that investing in the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

You, the policy owner, have a number of investment choices in the policy. These investment choices include a fixed account (which is part of our general account) as well as variable investment options. When you buy a policy and allocate funds to the investment options, you are subject to investment risk. This means that the Accumulation Value may increase or decrease depending upon the investment performance of the investment option(s) you select. Under some circumstances, the death benefit and the duration of the policy will also increase or decrease depending upon investment performance.

Generally, the policy will remain in force as long as the Net Cash Value (that is, the amount that Allianz Life would pay if you surrender the policy) is sufficient to pay certain monthly charges. However, under certain circumstances, the policy provides a No Lapse Guarantee that allows the policy to remain in force without regard to the Net Cash Value.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy being offered in this prospectus.

The following investment options are currently available with the policy:

AIM
USAZ AIM Basic Value Fund
USAZ AIM Blue Chip Fund
USAZ AIM Dent Demographic Trends Fund
USAZ AIM International Equity Fund

ALLIANCE CAPITAL
USAZ Alliance Capital Growth and Income Fund
USAZ Alliance Capital Large Cap Growth Fund
USAZ Alliance Capital Technology Fund

DAVIS
Davis VA Financial Portfolio
Davis VA Value Portfolio

DReyFus
Dreyfus Small Cap Stock Index Fund
Dreyfus Stock Index Fund

FRANKLIN TEMPLETON
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Real Estate Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Fund
Franklin Small Cap Value Securities Fund*
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2005
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund*
Templeton Growth Securities Fund
USAZ Templeton Developed Markets Fund

JENNISON
Jennison 20/20 Focus Portfolio
SP Jennison International Growth Portfolio
SP Strategic Partners Focused Growth Portfolio

OPPENHEIMER
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA
USAZ Oppenheimer Emerging Growth Fund

PIMCO
PIMCO VIT High Yield Portfolio*
PIMCO VIT StocksPLUS Growth and Income Portfolio
PIMCO VIT Total Return Portfolio*
USAZ PIMCO Growth and Income Fund
USAZ PIMCO Renaissance Fund
USAZ PIMCO Value Fund

SELIGMAN
Seligman Small-Cap Value Portfolio

USAZ
USAZ Money Market Fund*

VAN KAMPEN
USAZ Van Kampen Aggressive Growth Fund
USAZ Van Kampen Comstock Fund
USAZ Van Kampen Emerging Growth Fund*
USAZ Van Kampen Growth and Income Fund
USAZ Van Kampen Growth Fund

*The Investment Option name has changed as of the date of this prospectus as follows:

Current Name                                   Previous Name
-----------------------------------------------------------------
Franklin Small Cap Value Securities Fund Franklin Value Securities Fund
Templeton Foreign Securities Fund        Templeton International Securities Fund
PIMCO VIT High Yield Portfolio           PIMCO VIT High Yield Bond Portfolio
PIMCO Total Return Portfolio             PIMCO VIT Total Return Bond Portfolio
USAZ Money Market Fund                   AZOA Money Market Fund
USAZ Van Kampen Emerging Growth Fund     USAZ American Growth Fund



The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Flexible Premium Variable Life Insurance Policy. The Securities and Exchange Commission (SEC) maintains a Web site (http://www.sec.gov) that contains information regarding companies that file electronically with the SEC.

The policy:

o is not a bank deposit
o is not federally insured
o is not endorsed by any bank or government agency

The policy is subject to investment risk. You may be subject to loss of principal.

This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell the policies. You should rely only on the information contained in this prospectus or that to which we have referred you. We have not authorized anyone to provide you with information that is different.


Date: May 1, 2002

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SPECIAL TERMS                                                         4

SUMMARY                                                               5

PART I                                                                9

1. THE VARIABLE LIFE INSURANCE POLICY                                 9


2. PURCHASES                                                          9
    Application for a Policy                                          9
    Faxed Applications                                                9
    Tax-Free Section 1035 Exchanges                                   9
    Coverage                                                          9
    Premiums                                                         10
    Temporary Insurance                                              10
    Stipulated Premiums                                              10
    Unscheduled Premiums                                             10
    No Lapse Guarantee Benefit (also referred to
     as the Death Benefit Guarantee in some states)                  11
    Grace Period                                                     11
    Reinstatement                                                    12
    Allocation of Premium                                            12
    Accumulation Value                                               12
    Your Cash Value, Net Cash Value                                  13
    Our Right to Reject or Return a Premium Payment                  13


3. INVESTMENT OPTIONS                                                14
    Substitution and Limitations on Further Investments              18
    Transfers                                                        19
    Dollar Cost Averaging                                            20
    Flexible Rebalancing                                             20

4. EXPENSES                                                          20
    Premium Charge                                                   21
    Mortality and Expense Risk Charge                                21
    Administrative Charge                                            21
    Insurance Risk Charge                                            21
    Charge for the LifeFund Riders                                   22
    No Lapse Guarantee Charge                                        22
    Surrender Charge                                                 22
    Partial Surrender Charge                                         23
    Transfer Fee                                                     23
    Charge for Increased Annuity Payment Rider                       23
    Income Tax Charge                                                23
    Modification of Charges                                          23
    Investment Option Annual Expenses                                23

5. DEATH BENEFIT                                                     25
    Change in Death Benefit Option                                   26
    Change in Specified Amount                                       26
    Settlement Options at Death                                      27

6. TAXES                                                             28
    Life Insurance in General                                        28

7. ACCESS TO YOUR MONEY                                              29
    Policy Loans                                                     29
    Partial Surrenders                                               30
    Full Surrenders                                                  30
    Settlement Options at Surrender                                  30
    Increased Annuity Payment Rider                                  31


8. LIFEFUND BENEFITS                                                 31
    Benefits under the LifeFund Riders                               31
    Exclusions                                                       33
    Unemployment Benefit                                             33
    Preferred Settlement Value                                       33


9. OTHER INFORMATION                                                 34
    The Company                                                      34
    The Separate Account                                             34
    Distribution                                                     34
    Suspension of Payments or Transfers                              35
    Ownership                                                        35
    Death Benefit Proceeds                                           36
    Beneficiary                                                      36
    Assignment                                                       36
    Additional Credits for Certain Groups                            36
    Purchases by Term Life Insurance Policy Owners                   36
    Our Right to Contest                                             36
    Termination                                                      37
    Amendment                                                        37
    Maturity                                                         37
    Privacy Notice                                                   38
PART II                                                              39

    Executive Officers And Directors                                 39
    Voting                                                           40
    Disregard of Voting Instructions                                 40
    Legal Matters                                                    40
    Federal Tax Status                                               40
    Reports to Owners                                                43
    Legal Proceedings                                                44
    Experts                                                          44
    Registration Statement Contains Further Information              44
    Financial Statements                                             44

APPENDIX A - Maximum Surrender Charges                               A-1
APPENDIX B - Illustration of Policy Benefits                         B-1
APPENDIX C - Performance                                             C-1
APPENDIX D - The Fixed Account                                       D-1



SPECIAL TERMS

This prospectus is written in plain English to make it as understandable as possible. However, by the very nature of the policy, certain technical words or terms are unavoidable. We have identified some of these words or terms. For some, we have provided you with a definition.

Accumulation Value. The sum of any amounts you may have in the fixed account and in the investment options you have selected.

Age. The insured's age at last birthday determined as of the beginning of each policy year or as applicable, determined as of the beginning of the effective date of a Specified Amount increase and the anniversaries of such effective date.

Cash Value.  Your Accumulation Value minus the surrender charge.

Gross Partial Surrender Amount. A Partial Surrender plus any partial surrender charge.

LifeFund Benefits. Additional benefits you can select that will provide disability, unemployment and family member death benefits as well as increased income at certain ages through the Preferred Settlement Value. The LifeFund Benefits must be selected at issue of the policy and all or part of the benefits may not be available in all states. There are certain costs associated with these benefits. The tax treatment and tax consequences of LifeFund Benefits are uncertain. You should consult a tax adviser before adding LifeFund Benefits to your policy and before requesting payment of LifeFund Benefits. (See "Part I.8.LifeFund Benefits.")

Monthly Deduction.  A monthly charge we deduct from the Accumulation Value.

Net Cash Value. The Cash Value of your policy minus any policy loan you may have outstanding.

Policy Loan. The total of any outstanding loans you have made on your policy, including interest paid in advance during the current policy year. This is the indebtedness to us for a loan secured by the policy.

Specified Amount. The amount of coverage chosen by you. This amount is used to determine the death benefit. The minimum is $50,000.

Target Premium. Your Target Premium is a monthly premium amount which will vary by the issue age and sex of the insured, and the selection of the LifeFund Benefits. The Target Premium is the minimum premium needed to keep the policy in force regardless of investment option performance while the No Lapse Guarantee benefit is in effect. The Target Premium can change but will never be less than $50.
The Target Premium is also used in the determination of LifeFund Benefits.

For the remainder, we believe that you will find an adequate discussion in the text. The page indicated below is where we believe you will find the best explanation for the word or term. These words or terms are in italics on the indicated page.



                                                  Page
Adjusted Premium Payment                          11
Beneficiary, Contingent Beneficiary               36
Business Day                                      13
Death Benefit Proceeds                            36
Insured                                           25
Investment Option                                 14
Maturity Benefit                                  37
Maturity Date                                     37
Modified Endowment Contract (MEC)                 7
Monthly Anniversary Date                          10
Owner                                             35
Policy Date                                       9
Policy Month                                      10
Policy Year, Policy Anniversary                   10
Reallocation Date                                 8
Valuation Date                                    13
Valuation Period                                  13

The Prospectus is divided into three sections: the Summary, Part I and Part II. The sections in the Summary correspond to sections in Part I of this Prospectus which discuss the topics in more detail. Part II contains even more detailed information.

Summary

1.   THE VARIABLE LIFE INSURANCE POLICY

The Allianz Life variable life insurance policy is a contract between you, the owner, and us, an insurance company. The policy provides for the payment of a death benefit to your selected beneficiary upon the death of the insured. According to our current interpretation, this death benefit is distributed free from federal income taxes. The policy can be used as part of your estate planning or used to save for retirement. The insured is the person you chose to have his or her life insured under the policy. You, the owner, can also be the insured, but you do not have to be.

The policy described in this prospectus is a flexible premium variable life insurance policy. The policy is "flexible" because:

     o   the frequency and amount of premium payments can vary;
     o   you can choose between death benefit options;
     o you can increase or decrease the amount of insurance coverage, all within the same policy of insurance; and o you can choose to include the LifeFund Benefits.

The policy is "variable" because the Accumulation Value, when allocated to the investment options, will increase or decrease depending upon the investment results of the selected investment options. Under certain circumstances, the death benefit and the duration of your policy may also vary.

During the life of the insured, you can surrender the policy for all or part of its Net Cash Value. You may also obtain a policy loan, using the Accumulation Value as security.

2.   PURCHASES


You purchase the policy by completing the proper forms and paying the minimum initial premium. Your registered representative can help you complete the forms. In some circumstances, we may contact you, or the insured, for additional information regarding the insured. We may require the insured to provide us with medical records, physicians' statements or a complete paramedical or medical examination.


The minimum initial premium we accept is computed for you based on the Specified Amount you request. The minimum initial premium is at least two Target Premiums. If you elected the LifeFund Benefits, the maximum you can pay at any time is the premium that will not cause the policy to become a modified endowment contract (see Part II: Policy Proceeds -- Federal Tax Status). The policy is designed for the payment of subsequent premiums. The minimum premium we accept at any time is $50. You can establish stipulated premiums. Stipulated premiums generally cannot be less than the periodic equivalent of the Target Premium (which is equal to the aggregate Target Premiums that would be paid in the time period covered - quarterly, semi-annually or annually).

3.   INVESTMENT CHOICES

You can put your money in a combination of the fixed account and/or the investment options. The investment options available under the policy are described in Part I, and the investment objectives of these investment options are described in Section 3-Investment Options. A complete description of the investment options is contained in the investment option prospectuses, which are available upon request by calling 1-800-542-5427.

4.   EXPENSES

We make certain deductions from your premiums and from the Accumulation Value. These deductions are made for premium expenses, mortality and expense risks, administrative expenses, sales expenses and for providing life insurance protection and additional LifeFund Benefits. There are also operating expenses of the investment options. These deductions are summarized as follows:


Premium Charge. This charge is used to pay for expenses related to premiums such as premium collection expenses, and state and local premium taxes. The charge is deducted from each premium payment, whether or not your state imposes the taxes. The charge is currently equal to 3.5% of each premium payment for the first 5 policy years (and for 5 years after the effective date of a Specified Amount increase) and drops to 1.75% with each premium payment thereafter. It is guaranteed not to exceed 5%.


Mortality and Expense Risk Charge. This risk charge is at the annual rate of 0.60% of your average daily Accumulation Value. If you have elected to include the LifeFund Benefits, the annual rate is 2%. We deduct this charge from each investment option on each Valuation Date.


Administrative Charge. This charge currently equals $14 per policy month for the first 5 policy years (and for 5 years after the effective date of a Specified Amount increase), and $4 per policy month in the sixth policy year and thereafter (and for 6 or more years after the effective date of the Specified Amount increase). The charge is guaranteed not to exceed $15 per month. These amounts are deducted from your Accumulation Value on the monthly anniversary date.


Insurance Risk Charge. On each monthly anniversary date, we deduct from your Accumulation Value the cost of insurance for the next policy month. This charge provides death benefit protection. The cost of insurance rate cannot be greater than the maximum shown in your policy.

Charges for the LifeFund Riders. The LifeFund Riders provide disability protection and the family death benefits portion of the LifeFund Benefits. If you elect to include the LifeFund Benefits in your policy, on the monthly anniversary date, we deduct a charge for the LifeFund Riders per $1,000 of Specified Amount minus any Policy Loan amount. This rate varies by the insured's issue age, risk classification, sex (where allowed) and Specified Amount. The rate per $1000 for a standard or better risk has a range of $0.85 to $14.41. The rates may be higher if some of the benefits do not result in a reduction in death benefits. Charges for this rider may be treated as taxable distributions in certain circumstances. (See Part I: 8. LifeFund Benefits.)

No Lapse Guarantee Charge. On each monthly anniversary date, while the No Lapse Guarantee is in effect, we deduct from your Accumulation Value the No Lapse Guarantee charge of $0.01 per $1,000 of your Specified Amount.

Surrender Charges. A surrender charge may be deducted in the event you make a full surrender of your policy. The surrender charges remain level during the first 10 policy years and then decrease monthly until they are zero at the end of the fifteenth policy year. If you increase your Specified Amount, an additional 15-year surrender charge schedule will apply. The surrender charge schedule for the initial Specified Amount is shown on your schedule page.

The maximum surrender charge for different ages, which is the initial charge set out in the Appendix A, is based on the insured's issue age, sex (where permitted), risk classification and the initial Specified Amount. The maximum charge shown in Appendix A, which is for a male smoker age 55, is $43.60 per $1,000.

The following example illustrates how we calculate the maximum surrender charge for a male nonsmoker, age 35. We assume the Specified Amount to be $100,000. See Appendix A for the maximum surrender charge per $1,000 of Specified Amount.

End of the Policy Year                                 Surrender Charge
1 - 10                                                 $2,070
11                                                     $1,656
12                                                     $1,242
13                                                     $   828
14                                                     $   414
15                                                     $       0


Partial Surrender Charge. If you surrender only a portion of the Net Cash Value at any time during the insured's lifetime, there may be an administrative charge assessed equal to the lesser of $25 or 2% of the partial surrender amount you take out of the policy. The charge is currently zero.

Transfer Fee. You may transfer values from one investment option to another, or to or from the fixed account. The first 12 transfers in a policy year are currently free. The fee for each additional transfer currently is $25. Prescheduled automatic dollar cost averaging transfers and flexible rebalancing transfers are not currently counted. We reserve the right to limit the number of transfers and to charge a fee for any transfer.


Charge for Increased Annuity Payment Rider. The Increased Annuity Payment Rider provides increased income payments to annuitants who become disabled. If you, as the annuitant, choose a lifetime income payout, and you are less than 80 years old, you may elect to purchase this rider at the time you begin receiving income payments. For this benefit, we deduct a monthly charge per $100 of basic annuity payment. The charge currently ranges from $0.70 to $7.38 per $100 of basic annuity payment. The maximum charge per $100 of basic annuity payment ranges from $0.95 to $9.97.

Other Expenses. Investment management fees, any 12b-1 fees, and other direct expenses are deducted from, and operating expenses paid out of, the assets of the investment options. The investment option expenses currently range, on an annual basis, from .57% to 1.82% of the average daily value of the investment option after reimbursement. The expenses for each investment option are listed in "Part I, Section 4: Expenses - Fund Annual Expenses Net of Reimbursement."


5.   DEATH BENEFIT

The amount of the death benefit depends on:

     o the total Specified Amount of your policy; o the death benefit option in effect at the time of death; and o under some circumstances, your Accumulation Value.

There are two death benefit options: Option A and Option B. If death benefit Option A is in effect, the death benefit is the greatest of : (a) your total Specified Amount in effect; or
(b) your Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
(c) your Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

Under this option, the amount of the death benefit is level, except when we use the applicable factor to determine the benefit percentage.

If death benefit Option B is in effect, the death benefit is the greatest of:
(a)  your total Specified Amount in effect plus the Accumulation Value; or
(b) your Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
(c) your Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

Under this option, the amount of the death benefit is variable.

Under certain circumstances, you can change death benefit options. You can also change the Specified Amount under certain circumstances. Changing the death benefit option or the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

At the time of application for a policy, you designate a beneficiary. The beneficiary is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6.   TAXES


We believe that a policy should generally provide the minimum death benefit required under federal tax law. There is less guidance, however, with respect to a policy with LifeFund Benefits added, and it is not clear whether such policies will satisfy this requirement. Assuming a policy satisfies this requirement, the death proceeds paid under the policy should generally be excludable from the gross income of your beneficiary. Any earnings in your policy generally are taxed only when you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the policy is considered a Modified Endowment Contract (MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If you are younger than 59 1/2 when you take money out of a MEC, you may also be subject to a 10% federal tax penalty on the earnings withdrawn. If the policy is not an MEC, please see the discussion in "Part II: Tax Treatment of the Policy -- Federal Tax Status".


7.   ACCESS TO YOUR MONEY

You can terminate your policy at any time and we will pay you the Net Cash Value. At any time during the insured's life and before your policy has terminated, you may surrender a part of your Net Cash Value in accordance with the terms of your policy. When you terminate your policy, a surrender charge may be assessed. Also, when you make a partial surrender, we may assess a partial surrender charge of $25 or 2% of the partial surrender amount, whichever is less. This fee is currently not being assessed.

You can also borrow some of your Net Cash Value.

8.   LIFEFUND BENEFITS

At issue, you can elect to include the LifeFund Benefits in your policy, if available in your state. The LifeFund Benefits provide (a) benefits paid upon the insured's disability, including impairments causing chronic illness or critical illness, as well as upon death of an eligible family member (benefits may result in a reduction in death benefits); (b) a waiver of premium benefit;
(c) unemployment benefits; and (d) an option to increase income at certain ages.

In the absence of guidance, there are several possible ways LifeFund Benefits could be viewed from a tax perspective and the impact of a LifeFund Benefits Rider on your policy's qualification as a life insurance contract for federal income tax purposes is uncertain. We intend to treat deductions from your Accumulation Value to pay charges for LifeFund Benefits as distributions that may be taxable. You should consult a tax adviser before adding LifeFund Benefits to a policy and before requesting payment of LifeFund Benefits. (See "Part I.8.Lifefund Benefits.")

9.   OTHER INFORMATION


Free Look. You can cancel the policy within 30 days after you receive it or if later, the 45th day after you sign your application. We will refund all premiums paid less any policy loan and any Gross Partial Surrender Amounts. During the underwriting process, we will allocate your initial net premium to the USAZ Money Market Fund until the reallocation date, which occurs 30 days after the policy is released to an active status in our processing system. After that, we will invest your Accumulation Value and any subsequent premiums as you requested.


Purchasing Considerations. The policy is designed for individuals and businesses that have a need for death and disability protection (as well as unemployment protection for individuals) and who also desire to potentially increase the values in their policies through investment in the investment options.

The policy offers the following to individuals:


     o   ability to create or to help conserve one's estate;
     o access to funds through the reduction of death benefit (in most cases) should disability or a family death occur (if LifeFund Benefits are selected);
     o   supplement income at certain ages (if LifeFund Benefits are selected);
         and
     o access to funds through loans and surrenders.


We offer a No Lapse Guarantee benefit. If you pay the Target Premiums, we guarantee that, while the No Lapse Guarantee benefit is in effect, your policy will not lapse even if your Net Cash Value is not sufficient to cover the monthly deductions. This benefit may not be available in all states. It is also referred to as the Death Benefit Guarantee in some states.

You can arrange to have a regular amount of money automatically transferred from any one of the investment options or the fixed account to selected investment options each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature the dollar cost averaging option.

You can choose to have us rebalance your account periodically to help you maintain your specified allocation mix among the investment options and fixed account. We call this feature the flexible rebalancing option.

Agent Compensation. We will pay sales commissions to broker-dealers. Other payments may be made for other services related to the sale of the policies. For a discussion of these arrangements, see "Part II: Distribution".

PRIVACY POLICY: We place a high priority on maintaining your trust and confidence. A notice of the privacy policy followed by Allianz Life and its affiliated companies is provided in this prospectus to enhance your understanding of how we protect your privacy when we collect and use information about you, and the steps we take to safeguard that information. See "Other Information-Privacy Notice."


10.  INQUIRIES

If you need more information about buying a policy, please contact us at:

     Allianz Life Insurance Company of North America
     5701 Golden Hills Drive
     Golden Valley, MN  55416
     1-800-542-5427

If you need policy owner service (such as changes in policy information, inquiry into policy values, or to make a loan), please contact us at our service center:

     USAllianz Service Center
     300 Berwyn Park
     P.O.  Box 3031
     Berwyn, PA 19312-0031
     1-800-792-7198


PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy is a contract between you, the owner, and us, an insurance company. This kind of policy is commonly used for estate planning and/or retirement planning.

The policy provides for life insurance coverage on the insured. It has an Accumulation Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the policy is a variable life insurance policy, the value of your policy will increase or decrease depending upon the investment experience of the investment option(s) you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying investment options. To the extent you select any of the investment options, you bear the investment risk. If your Net Cash Value is insufficient to pay the monthly deductions, the policy may terminate. However, while the No Lapse Guarantee is in effect, if you have paid the Target Premium and have not taken out a loan or a partial surrender, your policy will not lapse even if your Net Cash Value is insufficient to pay the monthly deductions.


Because the policy is like traditional and universal life insurance, so long as it remains in force, it provides a death benefit which is paid to your named beneficiary. When the insured dies, the death proceeds are paid to your beneficiary. These proceeds should generally be excludable from the gross income of the beneficiary. However, estate taxes may apply. If you need access to your money, you can borrow from the policy or make a total or partial surrender.


At issue, you can also choose to include LifeFund Benefits in the policy, if available in your state. If you do, you will have access to a portion of your death benefit when certain disability events occur, or if a death occurs among eligible family members. You also have increased access to your policy values if you become unemployed for at least 180 days. You may also increase the income available to you at certain ages.

Fees, charges and benefits under the policy may vary, depending on the state in which the policy is issued and whether you choose to include the LifeFund Benefits.

2.   PURCHASES

Application For a Policy

In order to purchase a policy, you must submit to us an application that contains information about the proposed insured. Generally, the proposed insured must be at least 15 years old and cannot be older than 55 years old on his or her last birthday. The minimum Specified Amount is currently $50,000. You must make a death benefit option selection (see Part I.5. Death Benefit) on the application. In some cases, we will ask for additional information. We may request that the insured provide us with medical records, a physician's statement or possibly require other medical tests.


Faxed Applications

Allianz Life will accept policy applications delivered in writing, as well as via facsimile. A manually signed faxed application will be treated as an application delivered in writing. We do not currently accept applications delivered via e-mail or web site, or other electronic communications.


Tax-Free Section 1035 Exchanges

You generally can exchange one life insurance policy for another in a "tax-free" exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus: you might have to pay a surrender charge on your old policy; there will be a new surrender charge period for the new policy; other charges under the new policy may be higher (or lower); and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine that the exchange is in your best interest.

Coverage

Coverage under a policy begins on the later of the policy date or the date we receive at least the minimum initial premium (see immediately following section). In general, if we issue the policy, the policy date is the later of the date of underwriting approval or the date we receive the initial premium.


Subject to our administrative procedures and state law requirements, and provided you do not elect to have the LifeFund Benefits included in your policy, you may request a policy date up to six months prior to the date the policy is issued, for the purpose of preserving a younger Age. In many cases, a younger Age will result in a smaller Target Premium, lower cost of insurance charges and lower surrender charges. However, an earlier policy date will also result in a correspondingly earlier commencement of monthly deduction charges. If an earlier date is requested, the minimum initial premium is the Target Premiums from the policy date to the issue date plus two Target Premiums.


Your first policy year starts on the policy date. Future policy years start on the same day and month in each subsequent year. We call that date a policy anniversary. Your first policy month starts on the policy date. Future policy months start on the same day in each subsequent month. We call that date a monthly anniversary date. If the monthly anniversary date falls on a date other than a Valuation Date, the monthly anniversary date will be on the next Valuation Date. If the monthly anniversary date falls on a date that does not exist in a given month (i.e. the 29th, 30th or 31st), the monthly anniversary date will be on the next Valuation Date.

Premiums


We will make your policy effective only after we receive the minimum initial premium. The minimum initial premium is two Target Premiums. If you elected to include the LifeFund Benefits, the maximum you can pay at any time is the premium that will not cause the policy to become an MEC (see "Part II: Policy Proceeds -- Federal Tax Status"). Before we send out the policy, the application must be in good order as determined by our administrative rules and be approved for issue by underwriting. We reserve the right to reject an application for any reason permitted by law. The policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.


Temporary Insurance

 At the time the application is taken, the applicant can receive temporary insurance coverage on the proposed insured by paying one month's premium at least equal to the Target Premium. The temporary insurance will be for the lesser of $250,000 or the Specified Amount applied for (adjusted for any existing insurance with us that is being exchanged, converted or reissued with the application and for any life insurance being applied for under other current applications with us).

Temporary insurance will be effective until the earliest of the following:

o    60 days from the date of the temporary insurance;

o    the date coverage starts under this policy;

o the date a policy, other than as applied for, is accepted or rejected by the applicant;

o 10 days from date on which we make a counter-offer to issue the policy on a basis other than that applied for, or


o the date we decline the application, or if a policy has not been approved by us, the date on which you request our termination of processing your application.


Stipulated Premiums

The policy is designed to allow you to make subsequent premium payments. The minimum premium you can pay at any time is $50. You can elect to make stipulated premium payments. Stipulated premiums may be paid annually, semiannually, quarterly or monthly. You select the stipulated premium and payment interval at the time of application. You may change the amount and frequency of premiums. Stipulated premiums generally must be at least equal to the periodic equivalent of the Target Premium (which is equal to the aggregate Target Premiums that would be paid in the time period covered - quarterly, semiannually or annually). We have the right to limit the amount of any increase.

Unscheduled Premiums

You can make additional unscheduled premium payments at any time while the policy is in force. However, in order to preserve the favorable tax status of the policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the U.S. tax laws. If you elected to include the LifeFund Benefits, the maximum you can pay at any time is the premium that will not cause the policy to become an MEC (See "Part II: Policy Proceeds - Federal Tax Status"). We also reserve the right to limit the amount of unscheduled premiums or require underwriting before we accept and credit the premium, if the payment of such premiums causes the death benefit to increase by more than $25,000 or, if less, two times the death benefit prior to the payment of the premium. We will do this only if the death benefit is determined by use of the factors under the Table of Death Benefit Factors in your policy (see "Part I.5. Death Benefit"). If we require underwriting, premiums would be credited to the policy at the time of underwriting approval.

No Lapse Guarantee Benefit (also referred to as the Death Benefit Guarantee in some states).

If you meet the premium requirements described below while the No Lapse Guarantee benefit is in effect, we guarantee that we will not lapse the policy even if the Net Cash Value is not sufficient to cover monthly deductions.


The No Lapse Guarantee benefit is effective for the first 10 policy years or the insured's age 65, if later. In some states, the No Lapse Guarantee benefit is effective during the first 5 policy years only. This benefit will continue so long as your adjusted premium payments are at least equal to your accumulated Target Premiums.


Your adjusted premium payments as of the monthly anniversary date equal:

o the total of your premium payments received by us; minus o any Gross Partial Surrender Amounts; minus o any policy loan.

Your accumulated Target Premiums as of the monthly anniversary date equal:

o the Target Premium; multiplied by
o one plus the number of months the policy has been in force as of that monthly anniversary date.

If you have not had the same Target Premium in effect every month, your accumulated Target Premiums will be based on the different premiums that were in effect and the number of months for which each applied.

The Target Premium will change if you request an increase or decrease in the Specified Amount. It will also change if the insured's risk classification changes. A change in death benefit options or a decrease in the Specified Amount resulting from a partial surrender does not change the Target Premium.

We reserve the right to change the Target Premiums prospectively should our expectations of future persistency, mortality, expenses or investment experience change. Any change will be made on a uniform basis by age, risk classification, sex and benefits. The maximum Target Premiums for a policy without any riders will be calculated assuming the following:

o Death benefit Option B;
o Coverage to the insured's age 65 or if later, to the tenth policy anniversary;
o A 3% net rate of return; and
o Guaranteed maximum cost of insurance rates, the No Lapse Guarantee charge and guaranteed premium and administrative charges.

The maximum Target Premiums for a policy with the LifeFund Benefits is equal to the sum of the maximum Target Premium for the policy without any riders and the Target Premium for the LifeFund Riders, and will not be less than $50. The Target Premium for the LifeFund Riders is calculated to cover the costs of the rider benefits and risks as well as expenses.

If you have not made sufficient premiums to maintain the No Lapse Guarantee benefit as of any monthly anniversary date, we will send you notice of the premium payment required to maintain the No Lapse Guarantee benefit for the next 3 months. If we do not receive required premiums within 61 days from the date of our notice, the No Lapse Guarantee benefit will terminate. You cannot reinstate the No Lapse Guarantee benefit.

Grace Period

When a policy is about to terminate, under some circumstances, the policy provides a grace period in order for you to make a premium payment or a loan repayment in order to keep your policy in force.

While the No Lapse Guarantee benefit is in effect, a grace period will begin on your monthly anniversary date when:

o your Net Cash Value is not large enough to cover the monthly deduction made on that date; and
o your adjusted premium payments are less than your accumulated
  Target Premiums.

While the No Lapse Guarantee benefit is in effect, the premium payment that you need to make to keep your policy from terminating at the end of the grace period is the lesser of:

o    three monthly deductions and any related premium charges; or
o the accumulated Target Premiums for the monthly anniversary date when the grace period began minus adjusted premium payments as of that date.

If the No Lapse Guarantee benefit is no longer in effect, a grace period will begin on the monthly anniversary date when your Net Cash Value is not large enough to cover the monthly deductions to be made on that date.

If the No Lapse Guarantee benefit is no longer in effect, the premium required to keep the policy from terminating at the end of a grace period equals 3 monthly deductions and any related premium charges.

When your policy enters grace period, we will continue the policy for 61 days. If the insured dies during a grace period, we will deduct the premium that would have been required to keep your policy from terminating from the amount we would otherwise pay out.

Your policy will terminate without value at the end of a grace period unless we receive the premium payment indicated above during the grace period.

We will notify you in writing at least 31 days before a grace period ends. This notice will show how much must be paid to keep the policy from terminating. We send notices to the last address you have given us.

Reinstatement

If your policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your policy, you must:

o    submit an application for reinstatement;
o submit proof satisfactory to us that the insured is still insurable at the risk classification that applies for the latest Specified Amount portion then in effect;
o pay or agree to reinstatement of any policy loan with loan interest to the date the policy terminated; and o pay the premium required to reinstate the policy.

The premium required to reinstate the policy equals the total of the following amounts:

o the amounts that would have been required for the policy to continue in force without entering into a grace period for each month during the grace period;
o    3 monthly deductions; and
o    any related premium charges.

The reinstatement date is the monthly anniversary date on or following the day we approve the application for reinstatement. The Accumulation Value on the reinstatement date is equal to the Accumulation Value on the monthly anniversary date when the grace period ended, plus premiums (less premium charges) paid at reinstatement. The surrender charge on the reinstatement date is equal to the surrender charge on the monthly anniversary date when the grace period ended.

The policy may not be reinstated after:

o it has been surrendered for its Net Cash Value; o the insured's death; or
o the maturity date.

Allocation of Premium

Prior to the reallocation date, the initial premium is allocated to the USAZ Money Market Fund.

On the reallocation date, the Accumulation Value is allocated to the fixed account and/or the investment options in accordance with your selections. This allocation is not subject to the transfer fee provision (See "Part I: 4. Expenses -- Transfer Fee"). Your premium thereafter is allocated to the fixed account or one or more of the investment options, as selected by you. However, we reserve the right to limit the number of investment choices (the investment options and the fixed account) that you may invest in at any one time.

Accumulation Value

On the policy date, your Accumulation Value is:

o your initial premium less the premium charge, minus
o the monthly deductions for the first policy month.

The Accumulation Value equals the sum of the policy amounts in the fixed account and in the investment options you have selected.

Method of Determining your Accumulation Value Allocated to an Investment Option

The value of your policy will go up or down depending upon the investment performance of the investment option(s) you choose and the charges and deductions made against your Accumulation Value. In order to keep track of the value of your Accumulation Value, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

Every Valuation Date, we determine the value of the Accumulation Unit for each investment option by multiplying the value of the Accumulation Unit for the previous period by a factor for the current period. The factor is determined by:

o dividing the value of an investment option at the end of the current period by the value of that investment option for the previous period; and
o multiplying it by one minus the daily amount of the mortality and expense risk charge and any charges for taxes.

The value of a Accumulation Unit may go up or down from Valuation Period to Valuation Period.

When you make a subsequent premium payment, we credit your policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the premium, less the premium charge, allocated to the investment option by the value of the Accumulation Unit for that investment option.

When we assess any charges other than premium charges, we do so by deducting Accumulation Units from your policy. When you take a loan, we reduce the number of the Accumulation Units in your policy and transfer the policy loan amount to the fixed account.

A Valuation Date is each day that the New York Stock Exchange is open for business. A Valuation Period is the period commencing from the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date. A business day is the same as a Valuation Period. A Valuation Period ends at the close of the regular business session of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Your Cash Value, Net Cash Value

Your Cash Value equals:

o    your Accumulation Value; minus
o    the surrender charges.

Your Net Cash Value equals:

o    the Cash Value; minus
o    any policy loan you may have incurred.

During the insured's life, you may:

o take loans based on the Net Cash Value; o make partial surrenders based on the Net Cash Value; or o surrender the policy for its Net Cash Value.

Our Right to Reject or Return a Premium Payment

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the policy to return any premiums paid which we have determined will cause the policy to fail as life insurance. We also have the right to make changes in the policy or to make a distribution to the extent we determine this is necessary to continue to qualify the policy as life insurance. Such distributions may have current income tax consequences to you.

If you elected to include the LifeFund Benefits in your policy, the maximum you can pay at any time is the premium that will not cause the policy to become a Modified Endowment Contract (MEC). Any premiums in excess of the maximum is refunded to you.

If you did not elect to include the LifeFund Benefits and subsequent premiums would cause your policy to become a MEC, we will contact you. If you notify us that you do not want to continue your policy as a MEC, we will refund the dollar amount of the excess premium that caused the policy to become a MEC as of the date we receive the notice. You must notify us by the 45th day after the policy anniversary in which such premium was made. If investment earnings on the excess premium are positive, we will refund the excess premium, plus the earnings on such excess premium. If the investment earnings on the excess premium are negative, we will refund the full amount of the excess premium out of the cash value of the policy.

We also reserve the right to limit the amount of unscheduled premiums or require underwriting before we accept and credit the premium, if the payment of such premiums causes the death benefit to increase by more than $25,000 or, if less, two times the death benefit prior to the payment of the premium. We will do this only if the death benefit is determined by use of the factors under the Table of Death Benefit Factors in your policy (see "Part I.5. Death Benefit"). If we require underwriting, premiums would be credited to the policy at the time of underwriting approval.

3.   INVESTMENT OPTIONS


The policy offers the investment options listed in the following table. Each investment option has its own investment objective. The policy also offers a fixed account of Allianz Life. Additional investment options may be available in the future. In the future, we also may eliminate investment options.


You should read the investment option prospectuses carefully before investing. The investment options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, a investment option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or securities issued by companies with relatively small market capitalizations. IPO purchases and other investment techniques may have a magnified performance impact on an investment option with a small asset base. An investment option may not experience similar performance as its assets grow. The operation of the investment options and the various risks associated with the investment options are described in the investment option prospectuses. To obtain a current prospectus for any of the investment options, call your financial adviser or USAllianz at 1-800-542-5427. Copies of the investment option prospectuses will be sent to you with your policy.


The investment objectives and policies of certain investment options are similar to the investment objectives and policies of other portfolios that the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment options have the same investment advisers and objectives. Moreover, the investment return and principal value for each investment option will fluctuate with market conditions and you may have gain or loss when units are sold.


We offer other variable policies that may invest in the same investment options. These policies may have different charges and may offer different benefits more suitable to your needs. For more information about these policies, please contact us at the USAllianz Service Center.


The following is a list of the investment options available under the policy, the investment advisers and sub-advisers for each investment option, the investment objectives for each investment option and the primary investments for each investment option:


                                                     INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                      ASSET CATEGORIES
                                             -----------------------------------

Investment Management      Investment         SB  S  CE  IT  HB  IE   L  L  S  M    Objective(s)          Primary Investments
Company                    Option             ho  p  aq  ne  io  nq   a  a  m  i
----------------------                        on  e  su  tr  gn  tu   r  r  a  d
                                              rd  c  hi  em  hd  ei   g  g  l
   Adviser/Sub-Adviser                        ts  i   v  r    s  rt   e  e  l  C
                                              -   a   a  mB  Y   ny            a
                                              T   l   l  eo  i   a    V  G  C  p
                                              e   t   e  dn  e   t    a  r  a
                                              r   y   n  id  l   i    l  o  p
                                              m       t  as  d   o    u  w
                                                         t       n    e  t
                                                         e       a       h
                                                                 l
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
AIM                     USAZ AIM Basic Value                         X            Long-term growth of   At least 65% of total assets
o  managed by           Fund                                                      capital               in equity securities of U.S.
   USAllianz Advisers,                                                                                  issuers that have market
   LLC/ A I M Advisors,                                                                                 capitalizations of greater
   Inc.                                                                                                 than $500 million and that
                                                                                                        the portfolio managers
                                                                                                        believe to be undervalued
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ AIM Blue Chip                           X            Long-term growth of   At least 65% of total assets
                        Fund                                                      capital with a        in the common stocks of blue
                                                                                  secondary objective   chip companies
                                                                                  of current income
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ AIM Dent                                   X         Long-term growth of   Investment in securities of
                        Demographic Trends                                        capital               companies that are likely to
                        Fund                                                                            benefit from changing
                                                                                                        demographic, economic and
                                                                                                        lifestyle trends. May invest
                                                                                                        up to 25% of total assets in
                                                                                                        foreign securities
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ AIM                                  X               Long-term growth of   At least 70% of total assets
                        International Equity                                      capital               in marketable equity
                        Fund                                                                            securities of foreign
                                                                                                        companies that are listed on
                                                                                                        a recognized foreign
                                                                                                        securities exchange or
                                                                                                        traded in a foreign
                                                                                                        over-the-counter market
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
ALLIANCE CAPITAL        USAZ Alliance Capital                        X            Income and long-term  At least 65% in dividend
o  managed by USAllianz Growth and Income                                         growth of capital     paying stocks of large
   Advisers, LLC/       Fund                                                                            well-established "blue
   Alliance Capital                                                                                     chip" companies
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Alliance  Capital                          X         Long-term growth of   At least 80% of total assets
                        Large Cap Growth Fund                                     capital               in equity securities of U.S.
                                                                                                        companies judged by adviser
                                                                                                        likely to achieve superior
                                                                                                        earnings growth.
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Alliance Capital     X                               Superior long-term    At least 80% of assets in
                        Technology Fund                                           growth of capital     securities of companies
                                                                                                        involved with innovative
                                                                                                        technologies
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
DAVIS                   Davis VA Financial        X                               Growth of capital     At least 65% in common stock
o  managed by Davis     Portfolio                                                                       of companies "principally
   Advisors                                                                                             engaged" in financial
                                                                                                        services
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Davis VA  Value                              X            Growth of capital     Common stock of U.S.
                        Portfolio                                                                       companies with market
                                                                                                        capitalizations of at
                                                                                                        least $5 billion, which
                                                                                                        adviser believes are of
                                                                                                        high quality and whose
                                                                                                        shares are selling at
                                                                                                        attractive prices, stocks
                                                                                                        are selected with the
                                                                                                        intention of holding them
                                                                                                        for the long term
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
DREYFUS                 Dreyfus Small Cap                                  X      Match performance     Invests in a representative
o  managed by The       Stock Index Fund                                          of the Standard &     sample of stocks included in
   Dreyfus Corporation                                                            Poor's Small Cap      the S&P Small Cap 600 Index,
                                                                                  600 Index             and in futures whose
                                                                                                        performance is related to
                                                                                                        the index, rather than
                                                                                                        attempt to replicate the
                                                                                                        index
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Dreyfus Stock Index                             X         Match total return    Invests in all 500 stocks in
                        Fund                                                      of the S&P 500        the S&P 500 in proportion to
                                                                                  Composite Stock       their weighting in the index
                                                                                  Price Index
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
FRANKLIN TEMPLETON      Franklin Global           X                               Capital               At least 80% of net assets
o  managed by           Communications                                            appreciation and      in investments of
   Franklin             Securities Fund                                           current income        communications companies
   Advisers, Inc.
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Growth and                          X            Capital               At least 65% of total assets
                        Income Securities Fund                                    appreciation, with    in broadly diversified
                                                                                  current income as a   portfolio of equity
                                                                                  secondary goal        securities the adviser
                                                                                                        considers financially
                                                                                                        strong, but undervalued by
                                                                                                        the market
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin High Income                  X                   High level of         At least 65% of total assets
                        Fund                                                      current income;       in debt securities offering
                                                                                  secondary goal is     high yield and expected
                                                                                  capital appreciation  total return
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Income                       X                   Maximize income       Investment in debt and
                        Securities Fund                                           while maintaining     equity securities, including
                                                                                  prospects for         high yield, lower-rated
                                                                                  capital appreciation  bonds
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Large Cap                              X         Capital appreciation  At least 80% of net assets
                        Growth Securities Fund                                                          in investments of large cap
                                                                                                        companies. For this Fund,
                                                                                                        large cap companies are
                                                                                                        those with market
                                                                                                        capitalization values within
                                                                                                        the top 50% of market
                                                                                                        capitalization values in the
                                                                                                        Russell 1000 Index at the
                                                                                                        time of purchase
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Real Estate      X                               Capital               At least 80% of net assets
                        Fund                                                      appreciation;         in investment of companies
                                                                                  secondary emphasis    operating in the real estate
                                                                                  on current income     sector
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Franklin Rising                                        X  Long-term capital     At least 80% of net assets
   Advisory             Dividends Securities                                      appreciation; while   in investments of companies
   Services, LLC        Fund                                                      not a goal, capital   that have paid rising
                                                                                  preservation is a     dividends
                                                                                  secondary
                                                                                  consideration
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           Franklin Small Cap                                 X      Long-term capital     At least 80% of net assets
   Franklin             Fund                                                      growth                in investments of small
   Advisers, Inc.                                                                                       capitalization companies.
                                                                                                        For this Fund, small
                                                                                                        capitalization companies are
                                                                                                        those with market
                                                                                                        capitalization values not
                                                                                                        exceeding (I) $1.5 billion;
                                                                                                        or (ii) the highest market
                                                                                                        capitalization values in the
                                                                                                        Russell 2000 Index;
                                                                                                        whichever is greater at the
                                                                                                        time of purchase
----------------------  --------------------  --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Franklin Small Cap                                 X      Long term total       At least 80% of net assets
   Advisory             Value Securities Fund                                     return                in investments of small
   Services, LLC                                                                                        capitalization companies.
                                                                                                        For this Fund, small
                                                                                                        capitalization companies are
                                                                                                        those with market
                                                                                                        capitalization values not
                                                                                                        exceeding $2.5 billion in
                                                                                                        assets. The Fund invests in
                                                                                                        equity securities of
                                                                                                        companies the adviser
                                                                                                        believes are undervalued
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Franklin U.S.          X                                  Income                At least 80% of its net
       Advisers, Inc.   Government Fund                                                                 assets in U.S. government
                                                                                                        securities. The Fund invests
                                                                                                        primarily in fixed and
                                                                                                        variable rate
                                                                                                        mortgage-backed securities
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Zero Coupon              X                       As high an            At least 80% of net assets
                        Fund 2005                                                 investment return     in zero coupon debt
                                                                                  as is consistent      securities. The Fund invests
                                                                                  with capital          primarily in U.S. Treasury
                                                                                  preservation          issued stripped securities
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Franklin Zero Coupon              X                       As high an            At least 80% of net assets
                        Fund 2010                                                 investment return     in zero coupon debt
                                                                                  as is consistent      securities. The Fund invests
                                                                                  with capital          primarily in U.S. Treasury
                                                                                  preservation          issued stripped securities
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Franklin  Mutual Discovery                          X               Capital appreciation  At least 65% of total assets
   Mutual               Securities Fund                                                                 in equity securities of
   Advisers, LLC                                                                                        companies of any nation the
                                                                                                        adviser believes are
                                                                                                        available at market prices
                                                                                                        less than their value, based
                                                                                                        on certain recognized or
                                                                                                        objective criteria
                                                                                                        (intrinsic value)
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Mutual Shares                                          X  Capital               At least 65% of total assets
                        Securities Fund                                           appreciation, with    in equity securities of
                                                                                  income as a           companies the adviser
                                                                                  secondary goal        believes are available at
                                                                                                        market prices less than
                                                                                                        their value, based on
                                                                                                        certain recognized or
                                                                                                        objective criteria
                                                                                                        (intrinsic value)
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           Templeton Developing      X                               Long-term capital     At least 80% of net assets
   Templeton  Asset     Markets Securities                                        appreciation          in investments of emerging
   Management, Ltd.     Fund                                                                            market companies, typically
                                                                                                        located in the Asia-Pacific
                                                                                                        region, Eastern Europe,
                                                                                                        Central and South America,
                                                                                                        and Africa
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by Templeton  Templeton Foreign                        X               Long-term capital     At least 80% in foreign
   Investment            Securities Fund                                          growth                securities, including
   Counsel, LLC                                                                                         emerging markets
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           Templeton Growth                          X               Long-term capital     At least 65% of total assets
   Templeton            Securities Fund                                           growth                in the equity securities of
   Global  Advisors                                                                                     companies located anywhere
   Limited                                                                                              in the world, including
                                                                                                        those in the U.S. and
                                                                                                        emerging markets
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           USAZ Templeton                            X               Long-term capital     At least 65% of total assets
   USAllianz            Developed Markets Fund                                    appreciation          in emerging market equity
   Advisers, LLC/                                                                                       securities, typically
   Templeton                                                                                            located in the Asia-Pacific
   Investment                                                                                           region, Eastern Europe,
   Counsel, LLC                                                                                         Central and South America,
                                                                                                        and Africa
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
JENNISON                Jennison 20/20 Focus                            X         Long-term growth of   Invests in up to 20 value
o  managed by           Portfolio                                                 capital               stocks and 20 growth stocks
   Prudential                                                                                           of mid-to-large size U.S.
   Investments Fund                                                                                     companies
   Management
   LLC/Jennison
   Associates, LLC
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        SP Jennison                               X               Long-term growth of   Equity-related securities of
                        International Growth                                      capital               foreign issuers
                        Portfolio
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        SP Strategic Partners                           X         Long-term growth of   At least 65% of total assets
                        Focused Growth                                            capital               in equity-related securities
                        Portfolio                                                                       of U.S. companies that the
                                                                                                        adviser believes to have
                                                                                                        strong capital appreciation
                                                                                                        potential
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
OPPENHEIMER             Oppenheimer Global                       X                Long-term capital     Securities - mainly common
o  managed by           Securities Fund/VA                                        appreciation          stocks, but also other
   Oppenheimer Funds,                                                                                   equity securities including
   Inc.                                                                                                 preferred stocks and
                                                                                                        securities convertible
                                                                                                        into common stock-of
                                                                                                        foreign issuers,
                                                                                                        "growth-type" companies,
                                                                                                        cyclical industries and
                                                                                                        special situations the
                                                                                                        adviser believes offer
                                                                                                        appreciation possibilities
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Oppenheimber High                     X                   High level of         High-yield fixed-income
                        Income Fund/VA                                            current income        securities of domestic and
                                                                                                        foreign issuers
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        Oppenheimber Main                            X            High total return     Common stocks of U.S.
                        Street Growth &                                           (which includes       companies; other equity
                        Income Fund/VA                                            growth in the value   securities -- such as
                                                                                  of its shares as      preferred stocks and
                                                                                  well as current       securities convertible into
                                                                                  income)               common stocks; debt
                                                                                                        securities
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           USAZ Oppenheimer                                   X      Capital appreciation  Invests in companies that
   USAllianz Advisers,  Emerging Growth Fund                                                            have the potential to become
   LLC/Oppenheimer                                                                                      leaders in new emerging
   Funds, Inc.                                                                                          markets
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
PIMCO                   PIMCO VIT High Yield                  X                   Maximum total         At least 80% of assets in
o  managed by Pacific   Portfolio                                                 return, consistent    high-yield securities ("junk
   Investment                                                                     with preservation     bonds") rated below
   Management Company                                                             of capital and        investment grade, but at
   LLC                                                                            prudent investment    least "B" by Moody's or S&P
                                                                                  management
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        PIMCO VIT StocksPLUS                            X         Total return          Substantially in S&P 500
                        Growth and Income                                         exceeding that of     derivatives, backed by a
                        Portfolio                                                 the S&P 500           portfolio of fixed income
                                                                                                        instruments
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        PIMCO VIT Total                   X                       Maximum total         At least 65% of assets in
                        Return Portfolio                                          return, consistent    fixed income instruments of
                                                                                  with preservation     varying maturities
                                                                                  of capital and
                                                                                  prudent investment
                                                                                  management
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by           USAZ PIMCO Growth &                          X            Long-term growth of   At least 65% of its total
   USAllianz Advisers,  Income Fund                                               capital ; secondary   assets in common stocks of
   LLC/ Allianz                                                                   emphasis on income    companies with market
   Dresdner Asset                                                                                       capitalizations of more than
   Management of                                                                                        $1 billion at the time of
   America L.P.                                                                                         investment
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ PIMCO                                             X  Long-term growth of   At least 65% of total assets
                        Renaissance Fund                                          capital and income    in common stocks of
                                                                                                        companies with below-average
                                                                                                        valuations whose business
                                                                                                        fundamentals are expected to
                                                                                                        improve
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ PIMCO Value Fund                        X            Long-term growth of   At least 65% of its total
                                                                                  capital and income    assets in common stocks of
                                                                                                        companies with market
                                                                                                        capitalizations of more than
                                                                                                        $5 billion at the time of
                                                                                                        investment
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
SELIGMAN                Seligman Small-Cap                                 X      Long-term capital     At least 80% of total assets
o  managed by J. & W.   Value Portfolio                                           appreciation          in common stocks of "value"
   Seligman & Co.                                                                                       companies with small market
   Incorporated                                                                                         capitalization (up to $2
                                                                                                        billion) at the time of
                                                                                                        purchase by the portfolio
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
USAZ                    USAZ Money Market Fund        X                           Current income        At least 80% of total assets
o  managed by Allianz                                                             consistent with       in portfolio of high
   of America, Inc.                                                               stability of          quality, money market
                                                                                  principal             investments
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
VAN KAMPEN              USAZ Van Kampen                                        X  Capital growth        At least 65% of total assets
o  managed by USAllianz Aggressive Growth Fund                                                          in common stocks or other
   Advisers, LLC/Van                                                                                    equity securities, including
   Kampen Investment                                                                                    preferred stocks and
   Advisory Corp.                                                                                       convertible securities the
                                                                                                        adviser believes have an
                                                                                                        above-average potential for
                                                                                                        capital growth
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by USAllianz USAZ Van Kampen                              X            Capital growth and    At least 65% of total assets
   Advisers, LLC/Van    Comstock Fund                                             income                in common stocks
   Kampen Asset
   Management Inc.
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Van Kampen                                 X         Capital               At least 65% of total assets
                        Emerging Growth Fund                                      appreciation          in portfolios of common
                                                                                                        stocks of emerging growth
                                                                                                        companies
                        --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
                        USAZ Van Kampen                              X            Income and            Approximately 65% of total
                        Growth and Income Fund                                    long-term growth of   assets in income-producing
                                                                                  capital               equity securities, including
                                                                                                        common stocks and
                                                                                                        convertible securities; also
                                                                                                        in non-convertible preferred
                                                                                                        stocks and debt securities
                                                                                                        rated "investment grade" by
                                                                                                        Standard & Poors or Moody's
                                                                                                        Investors Services, Inc.
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------
o  managed by USAllianz USAZ Van Kampen                                        X  Capital growth        At least 65% of total assets
   Advisers, LLC/Van    Growth Fund                                                                     in common stocks and other
   Kampen Investment                                                                                    equity securities of growth
   Advisory Corp.                                                                                       companies; also in preferred
                                                                                                        stocks and securities
                                                                                                        convertible into common
                                                                                                        stocks or other equity
                                                                                                        securities
----------------------  --------------------- --- -- --- --- --- --- -- -- -- --  ------------------- ------------------------------

Shares of the investment options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies which may or may not be affiliated with Allianz Life. Certain investment options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each investment option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. If there is a material conflict, we will also consider what should be done, including potentially removing the investment option from the policy's investment options. The investment advisers believe that offering their shares in this manner will not be disadvantageous to you.

Allianz Life may enter into certain arrangements under which it or an affiliate is compensated by the investment options' advisers, distributors and/or affiliates for the administrative services which it provides to the investment options. The amount of the compensation usually is based on the aggregate assets of the investment options or other investment portfolios from policies that we issue or administer. Some advisers may pay us more or less than others. The amounts we receive under these arrangements may be significant. In addition, our affiliate USAllianz Investor Services, LLC, the principal underwriter for the policies, will receive 12b-1 fees deducted from certain investment option assets attributable to the policy for providing distribution and shareholder support services to some investment options. Because 12b-1 fees are paid out of an investment option's assets on an ongoing basis, over time they will increase the cost of an investment in the investment option.


Substitution and Limitations on Further Investments

We may substitute another investment option for one of the investment options you have selected. Substitutions may be made with respect to existing investments, the investment of future premium payments, or both. New or substitute investment options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in or transfers to a Variable Option if marketing or tax considerations or investment considerations warrant. We also may close investment options to allocations of purchase payments or contract value, or both, at any time and in our sole discretion. The funds which sell shares of the investment options to us pursuant to participation agreements may terminate those agreements and discontinue offering their shares to us. We may not substitute any shares without notice to you and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law.

Transfers

You can transfer money among the investment options and/or the fixed account. Transfers may be subject to a transfer fee. Allianz Life currently allows you to make as many transfers as you want to each year. Allianz Life may change this practice in the future. However, this product is not designed for professional market timing organizations or other persons using programmed, large, or frequent transfers. Such activity may be disruptive to an investment option. We reserve the right to reject any specific premium payment allocation or transfer request from any person if, in the investment adviser's judgment, an investment option would be unable to invest effectively in accordance with its investment objectives and policies or, in the judgment of Allianz Life, such transaction would potentially be disruptive to the investment option.

Excessive Trading. Excessive trading activity can disrupt investment option management strategy, impact performance and increase expenses, which are borne by all policy owners who allocated premium payments or made transfers to the investment option, regardless of their transfer activity. We may impose other restrictions on transfers including prohibiting them for any policy owner who, in our view, has abused, or appears likely to abuse the transfer privilege. We may allow you to give third parties the right to effect transfers on your behalf. However, when the same third party makes transfers for multiple policy owners, the result can be simultaneous transfers involving large amounts of policy value. Such transfers can disrupt the orderly management of the investment options, can result in higher costs to policy owners, and generally are not compatible with the long-range goals of policy owners. We believe that such simultaneous transfers effected by such third parties may not be in the best interests of all shareholders of the investment options and the management of the investment options share this position. Therefore, we may place restrictions designed to prevent any use of a transfer right which we consider to be to the disadvantage of policy owners.

Currently, we assess a $25 transfer fee for each transfer in excess of 12 per policy year, other than dollar cost averaging transfers and flexible rebalancing transfers. We reserve the right to asses a fee on any transfer.

The following applies to any transfer:

1.   We may not allow you to make transfers before the reallocation date.

2.   Your request for a transfer must clearly state:
     o which investment option(s) and/or the fixed account is involved in the transfer; and
     o the amount of the transfer.

3. Your right to make transfers is subject to modification if we determine in our sole opinion that exercising of the right by one or more policy owners is, or would be, to the disadvantage of other policy owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the disadvantage of other policy owners. A modification could be applied to transfers to or from one or more of the investment options and could include, but is not limited to:

o    the requirement of a minimum time period between each transfer;

o not accepting a transfer request from an agent acting under a transfer authorization or power of attorney; or

o limiting the dollar amount that may be transferred between the investment options by a policy owner at any one time.

If a transfer request is rejected, we will call your registered representative to request alternate instructions. If we are unable to contact your registered representative, we will contact you directly. If the transfer is rejected, we will send you a written notification within 5 business days.

Allianz Life reserves the right at any time without prior notice to any party to modify the transfer provisions, subject to applicable state law.


You can make transfers by telephone or by fax. We may allow you to authorize someone else to make transfers by telephone or fax on your behalf. If you own the policy with a joint owner, unless you instruct Allianz Life otherwise, we will accept instructions from either one of you. Allianz Life will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Allianz Life tape records all telephone instructions. We reserve the right to discontinue or modify the telephone/fax transfer privilege at any time and for any reason.

We do not currently accept transfer instructions via e-mail, web site, or other electronic communications. This service may be available in the future.

Please note that telephone, fax and/or electronic communications may not always be available. Any telephone, fax and/or computer system, whether it is yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our service center.


Dollar Cost Averaging

Dollar cost averaging is a program which enables you to transfer specified dollar amounts each month or quarter from the source account -- any of the investment options or the fixed account -- to other investment options at regular intervals. By allocating on a regularly scheduled basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected for any period of at least 12 months. The minimum amount that can be transferred is $500. All dollar cost averaging transfers are made effective the 10th of the month (or the next business day if the 10th of the month is not a business day). You can elect to participate in this program at any time by:

o properly completing the dollar cost averaging election form;
o returning it to us by the first of the month (to be effective that month); and
o ensuring that sufficient value is in the investment option or fixed account from which the transfers are being taken (the source account).

Dollar cost averaging will terminate when any of the following occurs:

     1)  the number of designated transfers has been completed;
     2) you do not have enough money in the source account to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);
     3) you request termination in writing and the writing is received by the first of the month; or 4) your policy is terminated.

There is no current charge for dollar cost averaging, but we reserve the right to charge for this program in the future. We also reserve the right to discontinue or modify the dollar cost averaging program at any time and for any reason.

Flexible Rebalancing

If you have at least $10,000 of Accumulation Value at the time of election, you may choose to have us rebalance your Accumulation Value. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different investment options. The fixed account is not part of flexible rebalancing. You can direct us to readjust your Accumulation Value on a quarterly, semiannual or annual basis to return to your original investment option allocations. Flexible rebalancing transfers will be made on the 20th day of the month unless that day is not a business day. If it is not, then the transfer will be made on the previous business day. If you also chose to dollar cost average, flexible rebalancing will start after all transfers under the dollar cost averaging program is completed. If you participate in flexible rebalancing, the transfers made under the program are currently not taken into account in determining any transfer fee. You will currently not be charged additional fees for participating in this program. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason.

4.   EXPENSES

There are charges and other expenses associated with the policy that reduce the return on your investment in the policy. Monthly deductions are allocated to the fixed account and the investment options on a proportionate basis depending on their relative Accumulation Values at that time. The charges and expenses are:

Premium Charge

This charge is deducted from each premium payment and is used to pay for expenses related to premiums, including premium taxes charged by some states and other governmental entities (e.g., municipalities) and premium collection expenses. Currently, the charge is equal to 3.5% of each premium payment for the first 5 policy years (and for 5 years after the effective date of a Specified Amount increase) and drops to 1.75% of each premium payment thereafter. This charge cannot exceed 5%.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from each investment option each Valuation Date. This risk charge on an annual basis, is 0.60% of the average daily Accumulation Value. If you elected to include the LifeFund Benefits in the policy, the total annual rate is 2%.

This risk charge compensates us for assuming the mortality and expense risks under the policy. The mortality risk assumed by us is that the insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We are responsible for the administration of the policy. We expect to profit from this charge, and may use these profits to cover some of our sales expenses.

Administrative Charge

On the monthly anniversary date, we deduct from your Accumulation Value an administrative charge of $14 per policy month for the first 5 policy years (and for the first 5 years after the effective date of a Specified Amount increase) and $4 per policy month thereafter. We reserve the right to raise this charge, but not to exceed $15 per month.

The charge reimburses us for expenses incurred in the administration of the policies. Such expenses include: confirmations, annual account statements, maintenance of policy records, maintenance of variable account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policy owner servicing and all accounting, valuation, regulatory and updating requirements.

Insurance Risk Charge

On each monthly anniversary date, we deduct from your Accumulation Value the cost of the insurance coverage we provide during the month following the charge. At age 100 and later, the insurance risk charges are zero. Otherwise, the insurance risk charge for each policy month equals the total of the insurance risk charges for the policy month for each Specified Amount portion then in effect. The initial Specified Amount and each Specified Amount increase still in effect are Specified Amount portions. The total Specified Amount is the sum of all Specified Amount portions.

To determine the insurance risk charge for a Specified Amount portion for a policy month, we multiply:

o the Insurance Risk Amount for the Specified Amount portion for that month; by
o the cost of insurance rate that applies to that Specified Amount portion for that month.

The Insurance Risk Amount for a Specified Amount portion for a policy month equals the excess of:

o the death benefit associated with that Specified Amount portion divided by 1.002466 (this factor reduces the Insurance Risk Amount, solely for the purposes of computing the insurance risk charge by taking into account assumed monthly earnings at an annual rate of 3%); over
o the value of the Accumulation Value at the beginning of the policy month, before the monthly deduction for the month is subtracted.

In determining the Insurance Risk Amount for a Specified Amount portion, we will first assume that the Accumulation Value is part of the initial Specified Amount. If the Accumulation Value is greater than the initial Specified Amount, we will assume the Accumulation Value is part of each increase in order, starting with the first increase. In calculating the death benefit associated with a Specified Amount portion, we use the Accumulation Value related to the Specified Amount portion. See "Part I. 5. Death Benefit".

The cost of insurance rate for a Specified Amount portion for a policy month equals the cost of insurance rate for that month for the risk classification of the insured which applies to that portion of the Specified Amount. The risk classification applicable to each Specified Amount portion is determined at application for each of the portions.

After the later of the first policy anniversary or one year after the effective date of the last Specified Amount increase, you can request a change to a better risk classification. Any change to a better risk classification will be effective on the monthly anniversary date on or following the date we approve the change.

The total cost of insurance rate for a policy month will be uniform for all Specified Amount portions that:

o are in the same Specified Amount band, sex, and risk classification;
o take effect when the insureds are the same age; and
o have been in force the same length of time.

We may change our cost of insurance rates from time to time based on our expectations as to future cost elements such as: investment earnings, mortality, persistency, expenses and taxes. Any change we make will apply to all Specified Amount portions in the same risk classification.

The current cost of insurance rates for each policy month will not be more than the amount shown in the table contained in your policy. The table of guaranteed rates is based on the insured's age at his or her last birthday at the beginning of each year (attained age), sex and risk classification. For the initial Specified Amount, the insured's attained age is determined at the beginning of each policy year. For each Specified Amount increase, attained age is determined at the beginning of each year measured from the date the increase took effect.

Since the mortality tables used with the policy distinguish between males and females, the cost of insurance and the benefits payable will differ between males and females of the same age. Employers, employee plans and employee organizations should seek legal advice to determine whether the Civil Rights Act of 1964, Title VII, or other applicable law prohibits the use of sex distinct mortality tables.

Charge for the LifeFund Riders

If you elect to include the LifeFund Benefits in your policy, on the monthly anniversary date, we deduct a charge for the LifeFund Riders per $1,000 of Specified Amount minus any policy loan amount . This rate varies by the insured's issue age, risk classification, sex (where allowed) and Specified Amount. The rate per $1000 for a standard or better risk has a range from $0.85 to $14.41. The rates may be higher in those states where some of the benefits do not result in a reduction in death benefits. Your actual charge for these riders will be shown on the schedule page of your policy. Charges for the LifeFund Riders may be treated as taxable distributions in certain circumstances. (See "Part I. 8. LifeFund Benefits.")

No Lapse Guarantee Charge

On each monthly anniversary date while the No Lapse Guarantee benefit is in effect, we deduct from your Accumulation Value the No Lapse Guarantee charge of $0.01 per $1000 of the Specified Amount.

Surrender Charge

A surrender charge may be deducted if you make a full surrender. The surrender charge schedule for the initial Specified Amount is shown in your schedule page. The maximum surrender charge, which is the initial charge, is a certain dollar amount per $1,000 of Specified Amount (as set out in Appendix A). It will differ according to the insured's issue age, sex (where permitted), risk classification and the initial Specified Amount. The surrender charge remains level during the first 10 policy years and then decreases monthly until it is zero at the end of the 15th policy year.

If you increase your Specified Amount, an additional surrender charge schedule will apply. We will show the additional surrender charge schedule in a revised schedule page. It will be based on the insured's attained age, sex (where permitted), risk classification and the amount of the Specified Amount increase. The additional surrender charge schedule will remain level for the first 10 years following the effective date of the increase and then decrease monthly until it is zero at the end of the 15th year following the increase in Specified Amount.

The following example illustrates how we calculate the maximum surrender charge for a male nonsmoker, age 35. We assume the Specified Amount to be $100,000. See Appendix A for the maximum surrender charge per $1,000 of Specified Amount.

End of the Policy Year                                 Surrender Charge
1 - 10                                                 $2,070
11                                                     $1,656
12                                                     $1,242
13                                                     $   828
14                                                     $   414
15                                                     $       0

From the beginning of year 11 to the end of year 15, the amounts shown decrease uniformly on a monthly basis.

The maximum surrender charge is based on the rate derived from the tables in Appendix A.

Partial Surrender Charge

If you surrender only a portion of your Net Cash Value at any time during the insured's lifetime, we reserve the right to assess an administrative charge equal to the lesser of $25 or 2% of the partial surrender amount. We do not currently assess this charge.

Transfer Fee

You may transfer values from one investment option to another, or to or from the fixed account. The first 12 transfers in a policy year are currently free. The fee for each additional transfer is currently $25. We reserve the right to charge $25 for any transfer. Prescheduled automatic dollar cost averaging or flexible rebalancing transfers are not currently counted, nor is the transfer on the reallocation date when money is transferred from the money market account to the selected investment options counted, when we determine transfer fees.

Charge for Increased Annuity Payment Rider

If you purchase the Increased Annuity Payment Rider at the time you begin receiving income payments under one of the lifetime payout options, you may be eligible for increased income payments if you become disabled. The monthly charge is per $100 of the basic annuity payment. The charge per $100 of the basic annuity payment currently ranges from $0.70 to $7.38. The maximum charge per $100 of basic annuity payment ranges from $0.95 to $9.97.

Income Tax Charge

We do not currently assess any charge for income taxes. We reserve the right to assess a charge for such taxes if we determine that such taxes will be incurred.

Modification of Charges

Allianz Life may reduce any of the charges under the policy, as well as the minimum Specified Amount set forth in this prospectus, because of special circumstances that result in lower sales or administrative expenses or better expected mortality or persistency experience. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policy owners or sales to employees. Any reduction will reflect the reduced sales effort and administrative costs resulting from, or different mortality or persistency experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policy owners.

We may also allow more limited underwriting under certain circumstances. If we do, the cost of insurance may increase as a result of higher than anticipated mortality experience. However, any such increase will not cause the cost of insurance charge to exceed the guaranteed rates set forth in the policy.



Investment Option Annual Expenses Net Of Waivers/Reimbursements

 (as a percentage of an Investment Option's average daily net assets for the most recent fiscal year.) See the Investment Option prospectuses for more information.*

                                                  Management           12b-1               Other        Total Investment
Investment Option                                    Fees              Fees**            Expenses        Option Expenses
------------------------------------------------------------------------------------------------------------------------------------
USAZ AIM Basic Value Fund1                             .75%            .25%                .10%               1.10%
USAZ AIM Blue Chip Fund1                               .80%            .25%                .10%               1.15%
USAZ AIM Dent Demographic Trends Fund1                 .85%            .25%                .10%               1.20%
USAZ AIM International Equity Fund1                    .90%            .25%                .10%               1.25%
USAZ Alliance Capital Growth and Income Fund1          .85%            .25%                 --                1.10%
USAZ Alliance Capital Large Cap Growth Fund1           .85%            .25%                 --                1.10%
USAZ Alliance Capital Technology Fund1                1.00%            .25%                 --                1.25%
Davis VA Financial Portfolio2                          .75%             --                 .25%               1.00%
Davis VA Value Portfolio                               .75%             --                 .12%                .87%
Dreyfus Small Cap Stock Index Fund-Service Shares1     .35%            .25%                 --                 .60%
Dreyfus Stock Index Fund-Service Shares                .25%            .25%                .07%                .57%
Franklin Global Communications Securities Fund -
  Class 23/4                                           .52%            .25%                .03%                .80%
Franklin Growth and Income Securities Fund - Class 23/4.48%            .25%                .03%                .76%
Franklin High Income Fund - Class 23/4                 .57%            .25%                .05%                .87%
Franklin Income Securities Fund - Class 23/4           .49%            .25%                .04%                .78%
Franklin Large Cap Growth Securities Fund - Class 23/4 .75%            .25%                .03%               1.03%
Franklin Real Estate Fund - Class 23/4                 .56%            .25%                .03%                .84%
Franklin Rising Dividends Securities Fund-Class 23/4/5 .74%           .25%                .02%               1.01%
Franklin Small Cap Fund - Class 23/5                   .45%            .25%                .31%               1.01%
Franklin Small Cap Value Securities Fund - Class 23/5  .57%            .25%                .20%               1.02%
Franklin U.S. Government Fund - Class 23/4             .51%            .25%                .02%                .78%
Franklin Zero Coupon Fund 2005 - Class 14              .63%             --                 .05%                .68%
Franklin Zero Coupon Fund 2010 - Class 14              .63%             --                 .05%                .68%
Mutual Discovery Securities Fund - Class 23            .80%            .25%                .22%               1.27%
Mutual Shares Securities Fund - Class 23               .60%            .25%                .19%               1.04%
Templeton Developing Markets Securities Fund - Class 231.25%           .25%                .32%               1.82%
Templeton Foreign Securities Fund - Class 23/5         .68%            .25%                .22%               1.15%
Templeton Growth Securities Fund - Class 23/4          .80%            .25%                .05%               1.10%
USAZ Templeton Developed Markets Fund1                 .88%            .25%                .12%               1.25%
Jennison 20/20 Focus Portfolio - Class 21              .75%            .25%                .33%               1.33%
SP Jennison International Growth Portfolio - Class 26  .85%            .25%                .54%               1.64%
SP Strategic Partners Focused Growth Portfolio - Class 26 .90%         .25%                .26%               1.41%
Oppenheimer Global Securities Fund/VA                  .64%             --                 .06%                .70%
Oppenheimer High Income Fund/VA                        .74%             --                 .05%                .79%
Oppenheimer Main Street Growth & Income Fund/VA        .68%             --                 .05%                .73%
USAZ Oppenheimer Emerging Growth Fund1                 .85%            .25%                .15%               1.25%
PIMCO VIT High Yield Portfolio - Admin. Class7         .25%             --                 .50%                .75%
PIMCO VIT StocksPLUS Growth and  Income Portfolio -
Admin. Class 7                                         .40%             --                 .27%                .67%
PIMCO VIT Total Return Portfolio- Admin. Class 7       .25%             --                 .40%                .65%
USAZ PIMCO Growth and Income Fund1                     .75%            .25%                .10%               1.10%
USAZ PIMCO Renaissance Fund1                           .75%            .25%                .10%               1.10%
USAZ PIMCO Value Fund1                                 .75%            .25%                .10%               1.10%
Seligman Small-Cap Value Portfolio - Class 18         1.00%             --                 .19%               1.19%
USAZ Money Market Fund1                                .35%            .25%                .30%                .90%
USAZ  Van Kampen Aggressive Growth Fund1               .80%            .25%                .20%               1.25%
USAZ Van Kampen Comstock Fund1                         .68%            .25%                .27%               1.20%
USAZ Van Kampen Emerging Growth Fund1                  .75%            .25%              .10%                 1.10%
USAZ Van Kampen Growth and Income Fund1                .68%            .25%                .17%               1.10%
USAZ Van Kampen Growth Fund1                           .75%            .25%                .20%               1.20%


*The fee and expense information  regarding the Investment Options was provided by the investment  advisers,  and Allianz Life has not independently verified such information. Some of the investment options may pay service fees, which vary by Investment Option.
Except for the USAZ Funds and the PIMCO VIT Investment  Options,  neither the Investment Options nor their Advisers are affiliated with Allianz Life.

**The 12b-1 fees cover certain  distribution and shareholder  support services  provided by the companies selling  Contracts.  Our principal underwriter, USAllianz Investor Services, LLC will receive 12b-1 fees.

1. The USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic  Trends Fund, USAZ AIM  International  Equity
Fund, Dreyfus Small Cap Stock Index Fund,  Jennison 20/20 Focus Portfolio and the USAZ Oppenheimer  Emerging Growth Fund commenced operations as of May 1, 2002. The expenses  shown above for these  Investment  Options are therefore  estimated for the Investment
Option's  current  fiscal year.  Certain USAZ Fund  expenses  will be assumed by the Adviser and an annual  expense limit has been designated by the Adviser for each  Investment  Option which is reflected in the total  expense  amount listed in the table above.
Without  reimbursement,  total Investment  Option expenses would be estimated as follows:  USAZ Alliance Capital Growth and Income
Fund,  3.28%,  USAZ Alliance Capital Large Cap Growth Fund,  3.36%,  USAZ Alliance Capital  Technology Fund, 3.19%, USAZ Templeton
Developed  Markets Fund,  3.56%,  USAZ PIMCO Growth and Income Fund,  3.70%,  USAZ PIMCO Renaissance Fund, 2.96%, USAZ PIMCO Value
Fund,  3.43%,  USAZ Money Market Fund, 1.21%, USAZ Van Kampen Aggressive Growth Fund, 7.59%, USAZ Van Kampen Comstock Fund, 3.01%,
USAZ Van Kampen Emerging Growth Fund,  3.81%,  USAZ Van Kampen Growth and Income Fund, 2.71%, and the USAZ Van Kampen Growth Fund,
4.46%.

2. Without reimbursement,  other expenses and total operating expenses would have been 0.29% and 1.04%, respectively for the Davis
VA Financial Portfolio.

3. For the Investment  Options of Franklin  Templeton  Variable  Insurance Products Trust, Class 2 shares have a distribution plan which is referred to as a rule 12b-1 plan. See "Fund Account Policies" in the Franklin Templeton Variable Insurance Products Trust
prospectus for more information about the rule 12b-1 plan.

4.   The Investment Option administration fee is paid indirectly through the management fee.

5. For the Franklin Rising Dividends,  Franklin Small Cap,  Franklin Small Cap Value Securities and Templeton  Foreign  Securities
Funds, the managers have agreed in advance to make estimated reductions of 0.01%, 0.08%, 0.03% and 0.01%,  respectively,  in their fees to reflect  reduced  services  resulting  from the Investment  Options'  investment in a Franklin  Templeton  money fund. The managers are required by the  Investment  Options'  Board of Trustees and an order of the  Securities  and Exchange  Commission to reduce their fees if the Investment Options invest in a Franklin Templeton money fund. Without these reductions,  the total annual
Investment Options' operating expenses are estimated to be 1.02%, 1.09%, 1.05% and 1.16%, respectively.

6. Without reimbursement, total operating expenses would have been 2.26% and 3.01%, respectively for the SP Jennison International
Growth and SP Strategic Partners Focused Growth Portfolios. These reimbursements are voluntary and may be terminated at any time.

7. "Other Expenses" without  reimbursement reflect a 0.35% administrative fee, a 0.15% service fee and 0.01% representing pro rata
Trustees' Fees for the PIMCO VIT High Yield Portfolio;  a 0.10% administrative fee, a 0.15% service fee and 0.02% interest expense for the PIMCO VIT  StocksPLUS  Growth  and  Income  Portfolio;  and a 0.25%  administrative  fee,  a 0.15%  service  fee and 0.01%
representing  pro rata Trustees' fees for the PIMCO VIT Total Return  Portfolio.  PIMCO has  contractually  agreed to reduce total annual Investment  Option operating  expenses to the extent they would exceed,  due to the payment of organizational  expenses and
Trustees' fees, 0.75%, 0.65% and 0.65%, respectively,  of average daily net assets for the PIMCO VIT High Yield, StocksPLUS Growth and Income and Total Return Portfolios. Without such reductions, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.76%, 0.67% and 0.66%,  respectively.  Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.  Ratio of net expenses to average net assets excluding  interest expense is 0.65% for the StocksPLUS  Growth and Income Portfolio.

8. Effective March 1, 2001, J & W. Seligman & Co. Incorporated  ("Seligman")  voluntarily agreed to reimburse expenses of Seligman
Small-Cap Value Portfolio,  other than management and 12b-1 fees, that exceed 0.20%. Prior to that date,  Seligman  reimbursed all expenses,  other than management and 12b-1 fees. Without reimbursement,  other expenses and total investment option expenses would have been 0.22% and 1.22%, respectively. There is no assurance that Seligman will continue this policy in the future.



5.   DEATH BENEFIT

The death benefit prior to the insured's age 100 depends on the death benefit option selected as described below. After the insured's age 100, the death benefit is the Accumulation Value.

The amount of the death benefit depends on the total Specified Amount, your Accumulation Value on the date of the insured's death and the death benefit option (Option A or Option B) in effect at that time. The insured is the person whose life is covered by the policy. The insured is named on the schedule page of the policy. The actual amount we pay the beneficiary (death benefit proceeds) will be reduced by any outstanding policy loan (less any unearned interest) and any due and unpaid charges deducted on monthly anniversary dates.


The total Specified Amount is the sum of all Specified Amount portions. The initial Specified Amount and each Specified Amount increase still in effect are Specified Amount portions. The initial Specified Amount and the death benefit option in effect on the policy date (the date when the insured's life is covered under the policy) are shown on the schedule page of your policy. For policies with LifeFund benefits, the maximum Specified Amount is $1,000,000.


Option A. The amount of the death benefit under Option A is the greatest of:

o the total Specified Amount at the beginning of the policy month when the death occurs; or
o the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
o the Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

Option B. The amount of the death benefit under Option B is the greatest of:

o the total Specified Amount at the beginning of the policy month when the death occurs plus the Accumulation Value on the date of death; or
o the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy; or
o the Preferred Settlement Value, if any, on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

The applicable factors from the Table of Death Benefit Factors will vary by the insured's age, sex (where permitted), and risk classification. The factors will have a range from 1.00 to 14.41.

Change in Death Benefit Option

After the first policy year, you may change the death benefit option. You must request the change in writing.

If you want to change death benefit Option A to Option B, the Specified Amount will be decreased by the Accumulation Value. You cannot make this change if the resulting Specified Amount would fall below the minimum Specified Amount of $50,000. You cannot make this change if you elected to include the LifeFund Benefits in your policy and the change results in the policy becoming a MEC (see "Part II: Federal Tax Status - Tax Treatment of Loans and Surrenders").

If you want to change death benefit Option B to Option A, the Specified Amount will not change. Any change in a death benefit option will take effect on the monthly anniversary date on or following the date we approve the request for the change.

Changing the death benefit option may have tax consequences and you should consult a tax adviser before doing so.

Change in Specified Amount

You may change the Specified Amount on any monthly anniversary date after your policy has been in force at least one year. Changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

Increases.  To increase the Specified Amount, you must:

o submit an application for the increase;
o submit proof satisfactory to us that the insured is an insurable risk; and
o pay any additional premium which is required so that the Net Cash Value is sufficient to cover three monthly deductions.


Generally, the Specified Amount can only be increased before the insured reaches his or her 56th birthday (or age 55). In some states, Specified Amount increases may be limited. The minimum Specified Amount increase is currently $50,000. A Specified Amount increase will take effect on the monthly anniversary date on or following the day we approve the application for the increase.


The risk classification that applies for any Specified Amount increase may be different from the risk classification that applies for the initial Specified Amount.

The following changes will be made to reflect the increase:

o The Target Premium will be increased.
o The premium charge for all premiums will increase to 3.5% for 5 years following the increase.
o The monthly administrative charge will increase to $14 per month for the 5 years following the increase.
o The monthly No Lapse
  Guarantee charge will increase.
o An additional schedule of surrender charges will apply.

We will furnish a revised schedule page of your policy that shows:

o the risk classification and the amount of the increase; and
o the values for the changes described above.

Further, the insurance risk charges and any LifeFund Rider charges will increase.

Specified Amount Decreases. You can request a decrease in the Specified Amount 12 months after the policy date or the effective date of a Specified Amount increase, if applicable. You must request any decrease in Specified Amount in writing. The decrease will take effect on the later of:

o the monthly anniversary date on or following the day we receive your request for the decrease; or
o the monthly anniversary date one year after the last increase you made in Specified Amount.

A Specified Amount decrease will be used to reduce any previous Specified Amount increases which are then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it will be used to reduce the initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the initial Specified Amount below the minimum Specified Amount, currently $50,000. If you elected to include the LifeFund Benefits in your policy and after the requested decrease in Specified Amount, the policy will become a MEC ("Part II: Federal Tax Status - Tax Treatment of Loans and Surrenders"), we will limit the decrease to the extent necessary to keep the policy from becoming a MEC.

The Target Premium will be reduced to reflect the Specified Amount decrease. The new Target Premium will be shown on a revised schedule page of your policy. Insurance risk charges and any LifeFund Rider charges also will decrease.

Settlement Options at Death

While the insured is living, you can choose an annuitant and you can choose to have the policy's death benefit proceeds paid out in a lump sum or in one of the annuity options available. The beneficiary can choose an annuitant and a settlement option unless you have made the election prior to the death of the insured.

When the insured dies, we will apply 110% of the death benefit proceeds towards the payout if a lifetime income payout or a fixed payout over at least 10 years is chosen. All amounts over the death benefit proceeds are treated as taxable income as they are received over the income payout period.

You or the beneficiary may elect to receive income payments as a variable payout (except for option 7), a fixed payout, or a combination of both. Under a fixed payout, all of the annuity payments will be the same dollar amount (equal installments). If a variable payout is chosen, you or the beneficiary can select from the available investment options.

If a variable payout is chosen, the dollar amount of the payments will depend upon three factors:

     1. the amount available and the annuity option selected for annuity payments in the investment option(s);

     2.  the assumed investment rate used in the annuity table; and

     3.  the performance of the investment option(s) you selected.

You or the beneficiary can choose a 3%, 5% or 7% assumed investment rate (AIR). The 5% and 7% AIRs are not available in all states. Using a higher AIR results in a higher initial annuity payment but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance exceeds the AIR selected, the annuity payments will increase. Similarly, if the actual rate is less than the AIR selected, the annuity payments will decrease.

The annuity options are as follows. We can make other options or payment frequencies available.

Option 1. Life Annuity. Under this option, we will make monthly payments so long as the annuitant is alive. After the annuitant dies, we stop making payments.

Option 2. Life Annuity with Monthly Payments Over 5, 10, 15 or 20 Years Guaranteed. Under this option, we will make monthly payments for the guaranteed period and continue the payments after that as long as the annuitant is alive.

Option 3. Joint and Last Survivor Annuity. Under this option, we will make monthly payments during the joint lifetime of the annuitant and the joint annuitant. When the annuitant dies, if the joint annuitant is still alive, we will continue to make payments so long as the joint annuitant continues to live. The amount of the payments we will make can be equal to 100%, 75% or 50% of the amount that was being paid when both annuitants were alive. The payee selects the percentage at the time income payments commence. The monthly payments will end when the last surviving annuitant dies.

Option 4. Joint and Last Survivor Annuity with Monthly Payments Over 5, 10, 15 or 20 Years Guaranteed. Under this option, we will make monthly payments for the guaranteed period and continue payments after that, as long as one of the annuitants is alive.

Option 5. Refund Life Annuity. Under this option, we will make monthly payments during the annuitant's lifetime. If the value of the payments made at the time proof of the annuitant's death is received is less than the value applied to the annuity option, then the payee will receive a refund.

Option 6. Specified Period Certain Annuity. Under this option, we will make monthly payments for a specified period of time. The payee elects the specified period which must be a whole number of years from 5 to 30. Under a variable option, you may make a liquidation at least once each policy year of up to 100% of the liquidation value. The liquidation value is equal to the present value of the remaining guaranteed number of payments based on the payment's current value commuted at the selected AIR. The liquidation will be processed within 7 days after your written request is received.

Option 7. The Fixed Interest Options. Proceeds held will earn interest from the effective date of the payment contract that we issue at election of this option. Interest will be at the rate we declare each year. The right to withdraw money under either of the interest options will be as agreed upon when the option is selected.

(1). Interest Accumulation. The proceeds will earn interest for a period of not more than 30 years.

(2). Interest Income. The proceeds will earn interest for a period of not more than 30 years. We will pay interest at the end of each month. Quarterly, semiannual or annual interest payments may be selected instead with our approval.

6.   TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to anyone. You should consult your tax adviser about your own circumstances. We have included an additional discussion regarding taxes in Part II.

Life Insurance in General

Life insurance is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Moreover, the manner in which the applicable requirements of the Internal Revenue Code should be applied to certain innovative features of the policy is not directly addressed by this guidance.

The presence of these innovative policy features thus creates some potential uncertainty about the application of the Code requirements to the policies. Nevertheless, we believe that a policy that is issued without LifeFund Benefits should generally satisfy the applicable requirements. There is less guidance, however, with respect to any policy with LifeFund Benefits. You should consult a qualified tax adviser before electing to include the LifeFund Benefits in your policy.

Assuming your policy satisfies the applicable federal tax requirements, you will generally not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the death proceeds upon the death of the insured. However, estate taxes may apply.

You, as the owner, will generally not be taxed on increases in the value of your policy until a distribution occurs either as a surrender or as a loan. If your policy is a MEC, any loans or surrenders from the policy will be treated as first coming from earnings and then from your investment in the policy. Consequently, these distributed earnings are included in taxable income.

The Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

  1)   paid on or after the taxpayer reaches age 59 1/2
  2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or
  3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If your policy is not a MEC, any surrender proceeds will generally be treated as first a recovery of the investment in the policy and to that extent will not be included in taxable income. Furthermore any loan will generally be treated as indebtedness under the policy and not as a taxable distribution. See "Part II:
Federal Tax Status" for more details including an explanation of whether your policy is a MEC.

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order for the policy to be treated as a life insurance contract. We believe that the investment options are being managed so as to comply with such requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the investment options. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the policy. It is unknown to what extent owners are permitted to select investment options, to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If guidance from the Internal Revenue Service is provided which is considered a new position, the guidance would generally be applied prospectively. However, if such guidance is not considered to be a new position, it may be applied retroactively. This would mean that you, as the owner of the policy, could be treated as the owner of the investment options. Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment. The tax treatment and tax consequences of LifeFund Benefits are uncertain. You should consult a tax adviser before adding LifeFund Benefits to your policy and before requesting payment of LifeFund Benefits. (See "Part I.8.LifeFund Benefits.")

7.   ACCESS TO YOUR MONEY

Policy Loans


You may borrow money from us using the policy as security for the loan. The maximum amount you may borrow at any time is equal to 90% of the Cash Value less the existing policy loan. The maximum amount you may borrow is up to 100% in some states. We reserve the right to increase the maximum amount you can borrow.


If your policy loans exceed the maximum amount, we will send notice to your last known address we have on file. We will also send notice to anyone who is relying on the policy as collateral security as shown on our records. You can make a premium payment or a loan repayment within 61 days from the date of the notice. If you do not make any payment, the policy will terminate.


The effective loan interest rate is 4% payable in advance, which is equal to an annual rate charged of 3.8462%. Interest is payable in advance (for the rest of the policy year) at the time a loan is made and at the beginning of each policy year thereafter (for that entire policy year). We will deduct this interest charge in addition to the requested loan amount; that total is the policy loan.


Your request for a loan must be in writing. Policy loans have priority over the claims of any assignee or other persons. Upon surrender or maturity of the policy or upon death of the insured, policy loans (less any unearned interest) are subtracted from the Cash Value or the death benefit to arrive at the net proceeds, payable to any assignee or other persons.

Unless you specify differently, amounts held as security for the policy loan will come proportionately from your unloaned Accumulation Values in the fixed account and the investment options. We will transfer assets equal to the portion of the policy loan coming from the investment options to the fixed account. We do not treat these transfers as transfers for purposes of assessing the transfer fee or calculating the number of transfers made.

We will credit all amounts held in the fixed account as security for the policy loans with interest at an effective annual rate of 3%. We will not credit additional interest to these amounts. Such interest credits will be allocated monthly to the fixed account and investment options based on the premium allocation schedule in effect.

You may repay a policy loan in whole or in part at any time. Payments you make generally will be treated as premium payments, unless you indicate that we should treat the payment as a loan repayment. As a result, unless you indicate the payment as a loan repayment, all payments you make to the policy will be subject to the premium charge. (See "Part I.4. Expenses - Premium Charge.")

Repayments and any unearned loan interest refunded will be allocated to the fixed account and investment options based on the premium allocation schedule in effect, unless a different allocation is requested.

Because we charge interest in advance, we will refund any interest that we have not earned to you upon lapse or surrender of the policy or repayment of the policy loan, or upon maturity, or payment of death benefit proceeds. However, in determining the charge for the LifeFund Riders (see "Part I.4.Expenses -Charge for the LifeFund Riders") and in determining the effectiveness of the No Lapse Guarantee Benefit (see "Part I.2. Purchases - No Lapse Guarantee Benefit"), any unearned interest is included in the policy loan amount.

Partial Surrenders

You may make a partial surrender from the Net Cash Value at any time during the insured's life and before the policy has terminated.

When a partial surrender is made, the Gross Partial Surrender Amount will be deducted from the Accumulation Value. You elect how much of each Gross Partial Surrender Amount is to come from the unloaned value in the fixed account and from values in each of the investment options. If you do not so elect, or if we cannot make the surrender on the basis of your direction or those allocation percentages, we will make it based on the proportions that the unloaned value in the fixed account and unloaned values in the investment options bear to the total unloaned value.

If death benefit Option A is in effect when a partial surrender is made, the Specified Amount will be reduced. Such a reduction will be equal to the Gross Partial Surrender Amount minus the excess, if any, of:

o the death benefit at the time the partial surrender is made; over o the Specified Amount at the time the partial surrender is made.

However, if the Gross Partial Surrender Amount is less than or equal to the excess described above, the Specified Amount will not be reduced.

Any Specified Amount reduction will be used first to reduce any Specified Amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any of the Specified Amount reduction is left after all Specified Amount increases have been reduced, it will be used to reduce the initial Specified Amount.

We will not permit a partial surrender that would reduce the Specified Amount below the minimum Specified Amount (currently $50,000). If you elected to include the LifeFund Benefits in your policy and the partial surrender results in the policy becoming a MEC (see "Part II: Federal Tax Status - Tax Treatment of Loans and Surrenders'), we will increase the amount of the partial surrender to comply with the maximum premium limitation that would keep the policy from becoming a MEC. At your request, we can instead process a smaller partial surrender amount.

Full Surrenders

You may completely surrender your policy and receive the Net Cash Value anytime during the insured's life and before the policy has terminated.

The full surrender will take effect on the later of:

o the date we receive your written request for the surrender; or o the date you request, in writing, for the surrender to take effect.

The policy and all coverage under it will terminate at 12:01 a.m. Central Time on the day after the surrender takes effect.

Loans and partial and full surrenders may have federal tax consequences (See "Part II. Federal Tax Status").

Settlement Options at Surrender

Instead of making a full surrender, you can choose to take your proceeds in the form of regular monthly income payments. You can select any one of the income plans (which we call annuity options) we make available. See "Part I.5. Death Benefits - Settlement Options at Death."

Increased Annuity Payment Rider

At the time you begin receiving annuity payouts, you may choose to purchase the Increased Annuity Payment Rider, subject to our underwriting guidelines, if

o    you chose a lifetime annuity option (Options 1 to 5)
o    you are also the annuitant and the insured
o    you are 80 years old or younger.

There is a charge per $100 of your basic annuity payment. If you elected to receive payments on a fixed basis, the basic annuity payment is each current annuity payment. If you elected to receive payments on a variable basis, the basic annuity payment is the number of annuity units in the current annuity payment multiplied by the value of the annuity unit on the date income payments started. The maximum basic annuity payment is $10,000 for purposes of this benefit.

This charge varies by each annuitant's age and sex (where allowed) at the time income payments commence. The monthly charge per $100 currently has a range of $0.70 to $7.38, with the maximum charge per $100 ranging from $0.95 to $9.97. Under this benefit, you may be eligible for increased annuity payments if you become disabled. If the policy is owned by joint owners or if there are joint annuitants, then an owner must be an annuitant and both annuitants must be 80 years old or younger in order to purchase this benefit. If the policy is owned by joint owners or by a non-natural person, then all references to you mean the annuitant.

To receive increased annuity payments, a qualifying event must occur at least two years after the date income payments started. Benefits will continue as long as the impairment lasts. The benefit is a constant percentage of the basic annuity payment. The amount of the benefit is 30% or 60% (20% or 40% if an annuitant is age 75 or older on the date income payments started) of the basic annuity payment, depending on the level of impairment, as described in the rider. The levels are defined by the amount of help you need to perform daily activities, as set forth in your rider.

To request increased annuity payments, we must receive a completed request form which details the level of impairment as explained in your rider. If a request is approved, increased benefits will begin with the first annuity payment made 90 days after the request is filed.

This benefit may not be available or may be restricted in some states. (Check with your registered representative).

8.   LIFEFUND BENEFITS

You may only elect to include the LifeFund Benefits when applying for your policy, if available in your state. These benefits provide disability payments, death benefits on eligible family members of the insured, an unemployment benefit and a Preferred Settlement Value. Policies with the LifeFund Benefits carry a higher mortality and expense risk charge (2% versus 0.60% for policies without the LifeFund Benefits) and are also assessed the LifeFund Rider charges.

In choosing to include the LifeFund Benefits in your policy, you take the risk that you may pay higher mortality and expense risk charges and LifeFund Rider charges that substantially reduce your Accumulation Value without receiving any benefits.

Benefits under the LifeFund Riders


The LifeFund Riders in most states will be an accelerated benefit rider. In other states, the LifeFund Riders will include a spouse and child rider, an accelerated benefit rider and a chronic illness rider. In most states, the benefits are largely the same.


You can request benefit payments if any of the following "covered conditions" is met while your policy and the LifeFund Riders are in force and the insured is living:

o A critical illness, as defined in the riders, such as cancer, stroke or organ transplant

o  A chronic illness or a disability, as defined in the rider

o  Death of the insured's covered spouse or the insured's covered child

You may request benefit payments on multiple occasions, but only once for any single covered condition. Generally, a benefit payment (except for the waiver of premium benefit) will reduce the death benefit. In some states, some of the benefit payments will not cause a reduction in the death benefit and some of the covered conditions may not be available.

The benefit is payable in a lump sum or as a monthly benefit, depending on the covered condition claimed. Monthly benefits will be paid until the earlier of recovery from the covered condition, termination of the policy or the LifeFund Riders, or as otherwise prescribed in the LifeFund Riders. Generally, the maximum percentage of the Specified Amount (less any policy loan) that you can request ranges from 10% to 50%, depending on which of the covered conditions applies. Generally, the maximum amount of benefits under the LifeFund Riders is 90% of the initial Specified Amount. However, for blindness caused by an accident, the maximum percentage is 100%.

You must provide us with due proof that the insured has experienced the onset of a covered claim. At a minimum, such proof consists of the diagnosis of a doctor and documentation supporting that diagnosis. We may require, at our expense, an examination or tests by a doctor of our choice. Additional proof is required when the insured is disabled and receiving Social Security benefits. In some states, we require a signed acknowledgement of concurrence for payout from any assignee or irrevocable beneficiary.

Written notice of a claim of the onset of a covered condition generally must be given within 90 days after an occurrence of the covered condition. Claims for a monthly benefit cannot occur within the 2 years immediately following any claim for a lump sum benefit, excluding death of a spouse or death of a child. The onset of the covered condition must occur after payments for all prior claims have ceased.

Generally, each payment of a benefit reduces the Specified Amount, the Accumulation Value, the Net Cash Value, the Target Premium, the surrender charge, and any policy loan in the same proportion as the benefit is to the total Specified Amount (minus policy loan) before the benefit is paid. Any amounts withdrawn from or borrowed against the Net Cash Value after the day you qualify to receive a benefit will be considered advances against the monthly benefit payments and will be deducted from the amounts of future payments. If you surrender the policy, any monthly benefits will stop.

The benefit payment will reduce any previous Specified Amount increases which are then in effect, starting with the latest increase and continuing in reverse order in which the increases were made. If any portion of the benefit payment is left after all Specified Amount increases have been reduced, the initial Specified Amount will be reduced. The Specified Amount can decrease to an amount less than the minimum Specified Amount of $50,000 due to a benefit payment. The reduction in Target Premium is also made in the same manner.

A benefit payment is not a partial surrender. Such payment does not affect the adjusted premium payments (see "Part I.2. Purchases - No Lapse Guarantee Benefit") and does not cause the assessment of any partial surrender charge.

In addition to the benefits noted above, we will credit the Accumulation Value of your policy with the "waived premium" on each monthly anniversary date after the date that either (a) a benefit of 50% or greater has been paid for a lump sum benefit or (b) you have received your first payment for a claim for a monthly benefit. We will continue to provide this "waiver of premium" credit on each monthly anniversary date until the earlier of age 65 or recovery from the covered condition. The waiver of premium credit does not guarantee that the policy and the LifeFund Riders will remain in force. The "waived premium" is the lesser of the average monthly premiums paid over the previous 3 years or the Target Premium.

LifeFund Benefits are an innovative feature of the policy and there is no direct guidance on their federal income tax treatment. In the absence of guidance, there are several possible ways LifeFund Benefits could be viewed from a tax perspective and the impact of a LifeFund Benefits Rider on your policy's qualification as a life insurance contract for federal income tax purposes is uncertain. In reporting to the Internal Revenue Service, we intend to treat LifeFund Benefits that consist of distributions of your Accumulation Value as distributions like surrenders, the tax treatment of which will depend on whether the policy is classified as a MEC (see Part II: "Federal Tax Status"). However, the tax consequences associated with LifeFund Benefits that represent an acceleration of the policy's Death Benefit are uncertain. It is possible that the Internal Revenue Service could take the position that any amount paid as LifeFund Benefits should be fully taxable.

Although the issue is not free from doubt, we intend to treat deductions from your Accumulation Value to pay charges for LifeFund Benefits as distributions that may be taxable and, if your policy is a modified endowment contract, subject to a penalty tax.

You should consult a tax adviser before adding a LifeFund Rider to a policy and before requesting payment of LifeFund Benefits.

Hypothetical example of the effect of a benefit payment on the policy:

o The policy is issued with a policy date of January 1, 2002 to the insured at age 35, with death benefit option A.
o On July 1, 2011, the Specified Amount is
$100,000. The Target Premium is $91.67. The owner has paid an average of $91.67 each month for the last 3 years. The Accumulation Value is $45,000.
The surrender charge is $2,070. The policy loan is $20,000, resulting in a Net Cash Value of $22,930. The death benefit is $140,850 (since the death benefit factor is 3.13).
o On July 1, 2011, we pay a claim based on the insured having an organ transplant on June 1, 2011. The claim is for the maximum benefit.

We pay a claim of $40,000, which is 50% of the Specified Amount minus the policy loan. The Specified Amount is now $50,000. The Target Premium is adjusted to $45.83. The Accumulation Value is adjusted to $22,500. The surrender charge is adjusted to $1,035. The policy loan is now $10,000, resulting in a Net Cash Value of $11,465. The death benefit is $70,425.

We also credit $45.83 to the policy every monthly anniversary date with the last credit made on December 1, 2031.

Exclusions

No benefits under the accelerated benefit rider will be provided for any loss that is caused by or occurs as a result of:

         (a) intentionally self-inflicted bodily injury or suicide or attempted suicide, whether sane or insane;
         (b) any act that was caused by war, declared or undeclared, or during service in any of the armed forces;
         (c) participation in, or attempting to participate in, a felony, riot or insurrection; or
         (d) the misuse of alcohol or the taking of drugs
         (unless administered by a physician or taken according to the physician's instructions).

There may be exceptions in some states to the exclusions listed above.

Unemployment Benefit

After the first policy year, if you have been unemployed for at least 180 consecutive days and if you have not reached your 65th birthday, you can do one of the following:

o take up to 25% of your unloaned Accumulation Value in a single partial surrender, regardless of the amount of the actual Net Cash Value. There will be no partial surrender charges. Your remaining surrender charges will also decrease by the percentage that you take of your Accumulation Value. This percentage would be smaller than the percentage you could take of your unloaned Accumulation Value if there is an existing policy loan; or

o borrow up to 50% of your Net Cash Value in a single loan with the interest rate charged at the lower annual rate of 2.9126%, payable in advance. This lower rate will be effective for the partial policy year in which you made the loan and the next 3 additional policy years.

This partial surrender or loan will not reduce the adjusted premium payments used to trigger No Lapse Guarantee benefits for the partial policy year in which payment is made and three additional policy years. See "Part I: 2. Purchases - Grace Period." After this period, however, this partial surrender or loan amount, including interest accrued thereon, will affect your No Lapse Guarantee benefits to the extent that your adjusted premium payments, after being reduced by the amount of such partial surrender or loan, are less than your accumulated Target Premiums.

We must receive satisfactory proof of unemployment including but not be limited to a written statement from the applicable state unemployment agency indicating that you qualify for and are receiving unemployment benefits.

You can again be eligible for these benefits 5 years after the payment of a partial surrender or loan under the Unemployment Benefit, if you have not yet reached your 65th birthday.

This benefit may not be available in all states. In some states, the benefit may be more limited but you will not need to meet unemployment requirements.

Loans and partial surrenders may have federal tax consequences. The tax consequences associated with borrowing at this lower rate are unclear. You should consult with a tax adviser before taking a loan or a partial surrender.

Preferred Settlement Value

We will apply the Preferred Settlement Value if you request a settlement of your policy based on an annuity option covering the lifetime of the insured as the annuitant.

This Preferred Settlement Value is equal to your Excess Premium Net Cash Value plus

o    1.5 times your Target Premium Net Cash Value
- on or after the later of 10 years or the policy anniversary when the insured's age is 55, but
- before the later of the 15th policy anniversary or the policy anniversary when the Insured's age is 65; or o 3 times your Target Premium Net Cash Value
- after the later of 15 years or the the policy anniversary when the insured's age is 65, but
- before the later of the 16th policy anniversary or the policy anniversary when the insured's age is 70.

  In some states, the Preferred Settlement Value will be computed using different factors and different age parameters. In those states, instead of the factors of 1.5 and 3 above, the factors used will gradually increase from
  1.00 to 3.00 and gradually decrease from 3.00 to 1.00 within a 15-year period beginning on or after the policy anniversary at which the insured is age 62, or the 10th policy anniversary, if later.

  The Target Premium Net Cash Value is equal to the Net Cash Value multiplied by the ratio of (a) the sum of premiums paid each year up to the accumulated Target Premium for the year, to (b) the total premiums. The Excess Premium Net Cash Value is equal to the Net Cash Value less the Target Premium Net Cash Value. If you paid premiums less than or equal to the year's accumulated Target Premiums each year, your Target Premium Net Cash Value would be equal to your Net Cash Value.

  If your adjusted premium payments (as defined under "Part I.2. Purchases - No Lapse Guarantee Benefit") are at least equal to the accumulated Target Premiums, the Preferred Settlement Value will not be less than your adjusted premium payments, regardless of your actual Net Cash Value
  - on or after the later of the 10th policy anniversary or the policy anniversary when the insured's age is 55, but - before the later of the 16th policy anniversary or the policy anniversary when the insured's age is 70.

Otherwise, the Preferred Settlement Value is equal to your Net Cash Value.

9.   OTHER INFORMATION

The Company

Allianz Life Insurance Company of North America is a life insurance company organized under the laws of the state of Minnesota in 1896. We offer fixed and variable life insurance and annuities, and group life, accident and health insurance.

We are a wholly owned subsidiary of Allianz Versicherungs-AG Holding ("Allianz"). Allianz is headquartered in Munich, Germany, and has subsidiaries throughout the world.

Administration for the policy is provided at our service center:

     USAllianz Service Center
     300 Berwyn Park
     P.O.  Box 3031
     Berwyn, PA 19312-0031
     1-800-792-7198

The Separate Account

Allianz Life Separate Account A ("Separate Account") is a separate investment account of Allianz Life. We established the Separate Account on May 31, 1985 under the insurance law of Minnesota. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.


The Separate Account holds the assets that underlie the policies, except assets allocated to the Fixed Account. We keep the Separate Account assets separate from our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.


Allianz Life owns the assets of the Separate Account. We credit gains to or charge losses against the Separate Account without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities other than those arising from the policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Distribution

Our wholly-owned subsidiary, USAllianz Investor Services, LLC (USAllianz) serves as principal underwriter for the Policies. USAllianz, a limited liability company organized in Minnesota on November 20, 1996, is located at 5701 Golden Hills Drive, Golden Valley, MN 55416. USAllianz is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about USAllianz is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Licensed insurance agents who are registered representatives of broker-dealers which are registered with the NASD and with the states in which they do business sell the policies.

Generally, broker-dealers will be paid commissions and expense reimbursements up to an amount equal to 105% of the first annualized Target Premium paid and 3% of all premiums paid thereafter. For policies whose Target Premium was increased to the minimum $50 and for policies in risk classifications less favorable than standard, we base the commissions we pay on a smaller amount than the Target Premium. In addition, a commission at an annual rate of 0.25% on the unloaned Accumulation Value during the first 5 policy years may be paid. After the fifth policy year, a commission at an annual rate of 0.75% on the unloaned Accumulation Value is paid. Other compensation options may also be made available. An additional commission of 105% on an increase in the annualized Target Premium is paid on premiums received after any increase in Specified Amount. In addition, broker-dealers may also receive additional compensation, based on meeting certain production standards.

USAllianz may enter into selling agreements with other broker-dealers registered under the 1934 Act, whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed those described above; selling firms may retain a portion of commissions. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

USAllianz does not retain any override as distributor for the policies. However, USAllianz's operating and other expenses are paid for by Allianz Life. Also, USAllianz receives 12b-1 fees from several of the investment options available under the policy (See "Part I.4. Expenses - Fund Annual Expenses Net of Reimbursement").

We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policy owners or the variable account.

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers for any period when:

     1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);
     2) trading on the New York Stock Exchange is restricted;
     3) an emergency exists as a result of which disposal of shares of the investment options is not reasonably practicable or we cannot reasonably value the shares of the investment options;
     4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any amount payable from the fixed account for not more than 6 months.

Ownership

Owner. You, as the owner of the policy, have all of the rights under the policy subject to:

o    the rights of any assignee; and
o    the rights of any irrevocable beneficiary.

The owner can also be the insured. If you die while the policy is still in force and the insured is living, ownership passes to your successor owner or if you have not designated a successor owner, then your estate becomes the owner.

Joint Owner. The policy can be owned by joint owners. Authorization of both joint owners is required for all policy changes except for transfers and premium allocations.

Death Benefit Proceeds

  At the insured's death, the death benefit proceeds payable include the death benefit then in effect:

o Plus any policy loan interest that we have collected but not earned
o Minus any policy loan
o Minus any unpaid monthly deductions.

Beneficiary

The beneficiary is the person(s) or entity(ies) you name to receive any death proceeds. The beneficiary is named at the time the policy is issued unless changed at a later date. We pay the death benefit proceeds in equal shares to the primary beneficiary(ies). You can name a contingent beneficiary prior to the death of the insured. If the primary beneficiary(ies) do not survive the insured, the contingent beneficiary receives the death benefit proceeds. If none of the beneficiary(ies) survive the insured, the death benefit proceeds will be paid to you or your estate.

One or more irrevocable beneficiaries may be named. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all policy changes except premium allocations and transfers require the consent of the beneficiary.

Primary and contingent beneficiaries are as named in the application, unless you make a change. To change a beneficiary, you must send us a written request. We may require the policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it.

If a beneficiary is a minor, we will make payment to the court-appointed guardian of the minor's estate. We may require proof of age of any beneficiary.

Proceeds payable to a beneficiary will be free from the claims of creditors, to the extent allowed by law.

Assignment

You can assign (transfer ownership) the policy. A copy of any assignment must be filed with USAllianz Service Center. We are not responsible for the validity of any assignment. If you assign the policy, your rights and those of any revocably named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at USAllianz Service Center. An assignment of a policy may be a taxable event. You should consult a tax adviser if you wish to assign the policy.

Additional Credits for Certain Groups

Allianz Life may credit additional amounts to a policy instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

Purchases by Term Life Insurance Policy Owners

When issuing a policy for an insured who is already covered under Allianz Life's term life insurance policies, we may rely on evidence of insurability previously provided, in which case the suicide and contestability periods will run from the original date of coverage. We will also credit to the policy any "conversion credits" provided under the term contract. Such credits will be applied as if they were premium payments.

Our Right to Contest


We cannot contest the validity of the policy except in the case of fraud 2 years after its effective date or 2 years from the effective date of a Specified Amount increase. If the policy is reinstated, the 2 year period is measured from the date of reinstatement, where permitted by state law. In addition, if the insured commits suicide in the 2 year period starting from the Policy Date or such period as specified in state law, the benefit payable will be limited to premiums paid less policy loan and less any gross partial surrender amounts. If the insured commits suicide in the 2 year period starting from the effective date of a Specified Amount increase, the amount of the Death Benefit will not include the Specified Amount increase. It will include a return of the monthly insurance risk charges for the increase and any additional expense charges we have deducted for the increase. We also have the right to adjust any benefits under the policy if the answers in the application regarding the insured's age, sex or use of tobacco are not correct, where permitted by state law.


Termination

The policy terminates when any of the following occurs:

o The date you surrender the policy for its Net Cash Value o The date you elect the Preferred Settlement Value option
o The date the policy terminates because the policy loan exceeds the limit on policy loans o The date of the insured's death o The Maturity Date o The end of a 61-day grace period o The date the Specified Amount is equal to zero.

Amendment

We reserve the right to amend the policy in order to include any future changes relating to the following:

o    Any Securities and Exchange Commission rulings and regulations
o The policy's qualification for treatment as a life insurance policy under the following: - The Internal Revenue Code as amended - Internal Revenue Service Rulings and Regulations - Any requirements imposed by the Internal Revenue Service.

Maturity

Maturity Benefit. This is an amount equal to the Accumulation Value less any outstanding policy loan on your policy. This amount is paid to you on the maturity date.

Maturity Date. The policy provides that we will pay the Accumulation Value, less any policy loan, to you on the maturity date if the policy is still in force. The maturity date is the last date to which premiums can be paid and coverage continued under this policy. We will not accept any premiums after the maturity date. If you chose the LifeFund Benefits, the maturity date will be the policy anniversary when the insured's age is 100.

PRIVACY NOTICE

We Care About Your Privacy!

In compliance with Gramm-Leach-Bliley (GLB), this notice describes the privacy policy and practices followed by Allianz Life Insurance Company of North America, and their affiliated companies (herein referred to as "Allianz").

Your privacy is a high priority for us and it will be treated with the highest degree of confidentiality. In order for us to be able to provide these insurance products and services, we need to collect certain information from you. However, we want to emphasize that we are committed to maintaining the privacy of this information in accordance with law. All individuals with access to personal information about our customers are required to follow this policy.

Non-public Information Collected.
o Information we receive from you on insurance and annuity applications, claim forms or other forms such as your name, address, date and location of birth, marital status, sex, social security number, medical information, beneficiary information, etc.
o Information about your transactions with us, our affiliates or others such as premium payment history, tax information, investment information, and accounting information; and
o Information we receive from consumer reporting agencies, such as your credit history.

Non-public Information Disclosed.
o We may provide the non-public information that we collect to affiliated or nonaffiliated persons or entities involved in the underwriting, processing, servicing and marketing of your Allianz insurance products. We will not provide this information to a nonaffiliated third party unless we have a written agreement that requires the third party to protect the confidentiality of this information.
o We may have to provide the above described non-public information that we collect to authorized persons or entities to comply with a subpoena or summons by federal, state or local authorities and to respond to judicial process or regulatory authorities having jurisdiction over our company for examination, compliance or other purposes as required by law.
o We do not disclose any non-public personal information about our customers to anyone except as permitted or required by law.

Confidentiality and Security of Your Non-public Personal Information.
o We restrict access of non-public personal information about you to only those persons who need to know about that information to underwrite, process, service or market Allianz insurance products and services.
o We maintain physical, electronic, and procedural safeguards that comply with state and federal standards to guard your non-public personal information.
o If we become aware that an item of personal information may be materially inaccurate, we will make reasonable effort to re-verify its accuracy and correct any error as appropriate.

Information about Former Customers.

Non-public information about our former customers is maintained by Allianz on a confidential and secure basis. If any such disclosure is made, it would be for reasons and under the conditions described in this notice. We do not disclose any non-public personal information about our former customers to anyone except as permitted or required by law.

Further Information.

o You have a right to access and request correction of your personal information that is recorded with Allianz. o Information obtained from a report prepared by an insurance support organization may be retained by the insurance support organization and disclosed to other persons.

* You are entitled to receive, upon request to Allianz, a record of any subsequent disclosures of medical record information made by Allianz including the following:
1. the name, address and institutional affiliation, if any, of each person receiving or examining the medical information during the preceding three years prior to your receipt of this privacy notice;
2.   the date of the receipt or examination; and
3.   to the extent practicable, a description of the information disclosed.

     *For Montana residents only

If you have any questions about our privacy policy, please write, call, or email:

Allianz Life Insurance Company of North America
PO Box 1344, Minneapolis, MN  55440-1344
800/328-5600, www.allianzlife.com

PART II

Executive Officers And Directors
-------------------------------------------------------------------------------


As of May 1, 2002, the directors and executive officers of Allianz Life
Insurance Company of North America (Allianz Life) and their principal occupations for the past 5 years are as follows:

Name Principal Occupations During the Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------

Mark A. Zesbaugh                         Chief Executive Officer of Allianz Life since February 2002.Elected to the Board of Allianz
                                         Life in December 2001. Previously Sr. Vice President and Chief Financial Officer of Allianz
                                         Life since October 1, 1999.  Also served as Executive Vice President, Chief Financial
                                         Officer, Treasurer and Secretary of LifeUSA.

Robert W. MacDonald                      Chairman of the Board of Allianz Life since December 2001. Previously Chairman and Chief
                                         Executive Officer of LifeUSA and Allianz Life.

Margery G. Hughes                        President of Allianz Life since October 1, 1999. Previously President and Chief Operating
                                         Officer of LifeUSA.

Gabby Matzdorff                          Sr. Vice President and Chief Financial Officer of Allianz Life since February 2002.
                                         Previously Corporate Controller of Allianz Life.

Dr. Gerhard G. Rupprecht                 Chairman of the Board of Management - Allianz Lebensversicherungs, since 1979.

Michael P. Sullivan                      Chairman of the Board of International Dairy Queen, Inc. since January 1, 2001. Previously
                                         President, Chief Executive Officer and Director of International Dairy Queen, Inc.

Suzanne J. Pepin                         Sr. Vice President, Secretary and Chief Legal Officer of Allianz Life since November 15,
                                         2000. Previously Senior Counsel since October 1993.

Neil McKay                               Sr. Vice President and Chief Actuary of Allianz Life since March 2000. Previously Vice
                                         President and Product Actuary of LifeUSA.

Chuck Kavitsky                           Sr. Vice President and Chief Marketing Officer of Allianz Life since October 1999.
                                         Previously Chief Marketing Officer of LifeUSA.

Denise Blizil                            Sr. Vice President and Chief Administrative Officer of Allianz Life. Previously Vice
                                         President of Operations for LifeUSA.

Rev. Dennis J. Dease                     President, University of St. Thomas, St. Paul since July 1991.

James R. Campbell                        Chairman and Chief Executive Officer of Wells Fargo and Company since 1998. Previously
                                         President and Chief Executive Officer of Norwest Bank Minnesota since February 1988.

Robert M. Kimmitt                        Executive Vice President, Global & Strategic Policy at AOL Time Warner since August 6,2001.
                                         Previously Vice Chairman and President of Commerce One, Inc., and partner in the law firm of Wilmer, Cutler & Pickering.

Paul M. Saffert                          Executive VP, CFO, Treasurer and Secretary of Allianz of America Corporation since 1989.

Michael Diekmann                         Member of the Board of Management of Allianz AG since 1998. Previously CEO of Allianz
                                         Insurance Management.



Voting

Pursuant to our view of present applicable law, we will vote the shares of the investment options at special meetings of shareholders in accordance with instructions received from all owners having a voting interest. We also will vote shares for which we have not received instructions. We will vote all shares in the same proportion as the shares for which we have received instructions. We will vote our shares in the same manner.

If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of the Act changes so as to permit us to vote the shares in our own right, we may elect to do so.

Your voting interest in the investment options is determined as follows:

o You may cast one vote for each $100 of Account Value which is allocated to an investment option on the record date. Fractional votes are counted.
o The number of shares which you can vote will be determined as of the date chosen by us.
o You will receive periodic reports relating to the investment options in which you have an interest, as well as any proxy material and a form with which to give us such voting instructions.

Disregard of Voting Instructions

We may, when required to do so by state insurance authorities, vote shares of the investment options without regard to instructions from owners. We may do this if such instructions would require the shares to be voted to cause an investment option to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the investment option. We may also disapprove changes in the investment policy initiated by owners or trustees/directors of the investment options, if:

o such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or federal law;
o the change would not be consistent with the investment objectives of the investment options; or
o the change would vary from the general quality and nature of investments and investment techniques used by other investment options with similar investment objectives underlying other variable contracts offered by us or of an affiliated company.

In the event we do disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi annual report to owners.

Legal Matters


Stewart Gregg, Senior Counsel to Allianz Life, has provided legal advice on certain matters in connection with the issuance of the policies.


Federal Tax Status

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

Tax Status of the Policy. Life insurance is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Moreover, the manner in which the applicable requirements of the Internal Revenue Code should be applied to certain innovative features of the policy is not directly addressed by this guidance.

 The presence of these innovative policy features thus creates some uncertainty about the application of the Code requirements to the policies. Nevertheless, we believe that a policy that is issued without LifeFund Benefits should generally satisfy the applicable requirements. There is less guidance, however, with respect to any policy with LifeFund Benefits. You should consult a qualified tax adviser before electing to include the LifeFund Benefits in your policy.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that life insurance policies, such as these policies, will meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment options underlying variable contracts such as the policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment option will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the investment option is represented by any one investment; (ii) no more than 70% of the value of the total assets of the investment option is represented by any 2 investments; (iii) no more than 80% of the value of the total assets of the investment option is represented by any 3 investments; and (iv) no more than 90% of the value of the total assets of the investment option is represented by any 4 investments. For purposes of these regulations, all securities of the same issuer are treated as a single investment. The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that each investment option underlying the policies will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the separate account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in you being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

The following discussion assumes that your policy will qualify as life insurance for federal income tax purposes.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the beneficiary under Section 101(a) of the Code. Also, you are generally not deemed to be in constructive receipt of the Net Cash Value, including increments thereon, under a policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of policy proceeds, depend on the circumstances of each owner or beneficiary.

Tax Treatment of Loans And Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under the policy at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first 7 policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any policy received in exchange for a policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the policy will generally not cause the policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each policy. If a policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a policy that is not a MEC could later become taxable as a distribution from a MEC.

If the policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments including those resulting from the lapse of the policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the policy within the first 15 years after the policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the policy.

Any loans from a policy which is not classified as a MEC, will be treated as indebtedness of the owner and not a distribution. Upon complete surrender or lapse of the policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the policy owner, the excess generally will be treated as ordinary income.

Interest payable on a loan under a policy is generally not deductible.

Policy owners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any policy.

Multiple Policies. The Code further provides that multiple MECs which are issued within the same calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a policy or the change of ownership of a policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your policy.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the policy owner are subject to federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

LifeFund Benefits. In the absence of guidance, there are several possible ways LifeFund Benefits could be viewed from a tax perspective and the impact of a LifeFund Benefits Rider on your policy's qualification as a life insurance contract for federal income tax purposes is uncertain. We intend to treat deductions from your Accumulation Value to pay charges for LifeFund Benefits as distributions that may be taxable. You should consult a tax adviser before adding LifeFund Benefits to a policy and before requesting payment of LifeFund Benefits. (See "Part I.8.Lifefund Benefits.")

Business Uses of Policy. Businesses can use a policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Other Tax Considerations. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of a policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of your policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on your policy.

Reports to Owners

Within 30 days after each policy anniversary, we will send you an annual statement. The statement will show the current amount of death benefit payable under the policy, the current Accumulation Value, the current Net Cash Value, current policy loan, the Preferred Settlement Value and will show all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the policy year. You can request additional statements. We may make a charge not to exceed $50 for each additional statement you request.

We will mail you confirmations within 7 days of any transaction regarding: (a) the receipt of premium; (b) any transfer between investment options; (c) any loan, interest repayment, or loan repayment; (d) any surrender; (e) exercise of the free look privilege; and (f) payment of the death benefit under the policy.

We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law.

To reduce expenses, we may mail only one copy of most financial reports and prospectuses, including reports and prospectuses for the investment options, to your household, even if you or other persons in your household have more than one policy or contract issued by Allianz Life or an affiliate. Call 1-800-542-5427 if you need additional copies of financial reports, prospectuses, or annual or semiannual reports or if you would like one copy for each contract or policy in all future mailings.

Legal Proceedings

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

Experts


The financial statements of Allianz Life Variable Account A as of December 31, 2001 and for each of the years in the three years ended December 31, 2001 and the consolidated financial statements of the Insurance Company as of December 31, 2001 and 2000 and for each of the years in the three years ended December 31, 2001 have been included in this prospectus in reliance upon the reports of KPMG LLP, independent accountants, included in this prospectus and upon the authority of said firm as experts in accounting and auditing. The Insurance Company audit report refers to a change in its method of accounting for derivative instruments in 2001 and a change it its method of calculating deferred acquisition costs and future benefit reserves for two-tiered annuities in 1999.


Registration Statement Contains Further Information

A Registration Statement has been filed with the SEC under the Securities Act of 1933 with respect to the policies. This prospectus does not contain all the information included in the Registration Statement, its amendments and exhibits. For further information concerning the Variable Account, the investment options, the policies and us, please refer to the Registration Statement.

Statements in this prospectus concerning provisions of the policy and other legal documents are summaries. Please refer to the documents as filed with the SEC for a complete statement of the provisions of those documents.

Information may be obtained from the SEC's principal office in Washington, D.C., for a fee it prescribes, or examined there without charge.


Financial Statements

The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the policies.







                         ALLIANZ LIFE VARIABLE ACCOUNT A
                                       OF
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Independent Auditors' Report

The Board of Directors of Allianz Life Insurance Company of North America and Policyholders of Allianz Life Variable Account A:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account A as of December 31, 2001, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Allianz Life Variable Account A at December 31, 2001, and the results of their operations, changes in their net assets and financial highlights for each of the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP



Minneapolis, Minnesota
March 22, 2002

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                                               FRANKLIN   FRANKLIN      FRANKLIN    FRANKLIN
                                                            ALGER      ALGER   AMERICAN   AGGRESSIVE  GLOBAL HEALTH   GROWTH
                                                 AIM      AMERICAN   LEVERAGED  GROWTH  COMMUNICATIONS    CARE      AND INCOME
                                              V.I. GROWTH  GROWTH     ALLCAP   SECURITIES SECURITIES   SECURITIES  SECURITIES
                                                 FUND     PORTFOLIO  PORTFOLIO    FUND       FUND         FUND        FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                $162,012    152,664    116,836     1,767  1,049,447   277,662  3,164,393
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                     162,012    152,664    116,836     1,767  1,049,447   277,662  3,164,393
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                   171        156        118        14        459       140      1,226
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                    171        156        118        14        459       140      1,226
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $161,841    152,509    116,718     1,753  1,048,989   277,522  3,163,167
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)           $161,841    152,509    116,718     1,753  1,048,989   277,522  3,163,167
===========================================================================================================================

*Investment shares                                 9,897      4,152      3,703       302    152,758    21,425    207,229
 Investments at cost                            $304,226    245,503    194,624     1,807  2,359,638   276,962  3,512,429



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                                                      FRANKLIN              FRANKLIN             FRANKLIN
                                                         FRANKLIN       LARGE   FRANKLIN     NATURAL   FRANKLIN   RISING
                                             FRANKLIN     INCOME      CAP GROWTH  MONEY     RESOURCES    REAL    DIVIDENDS
                                           HIGH INCOME  SECURITIES    SECURITIES  MARKET    SECURITIES  ESTATE   SECURITIES
                                               FUND        FUND          FUND     FUND        FUND       FUND      FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*              $1,150,671  1,136,435    918,590  1,117,453   399,138   648,142  1,272,095
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                   1,150,671  1,136,435    918,590  1,117,453   399,138   648,142  1,272,095
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                   386        534        363        456       191       359        500
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                    386        534        363        456       191       359        500
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                    $1,150,285  1,135,901    918,227  1,116,997   398,947   647,783  1,271,595
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)         $1,150,285  1,135,901    918,227  1,116,997   398,947   647,783  1,271,595
===========================================================================================================================

*Investment shares                               154,660     87,688     63,264  1,117,453    33,569    35,730     89,647
 Investments at cost                          $1,735,288  1,285,837  1,107,744  1,117,453   393,699   550,870  1,221,149



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                                                                                     FRANKLIN  FRANKLIN
                                                 FRANKLIN             FRANKLIN  FRANKLIN   FRANKLIN    ZERO      ZERO
                                                  S&P 500  FRANKLIN  TECHNOLOGY    U.S.      VALUE    COUPON    COUPON
                                                   INDEX  SMALL CAP  SECURITIES GOVERNMENT SECURITIES  FUND      FUND
                                                   FUND      FUND       FUND       FUND      FUND      2005      2010
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                $509,257  1,454,216     16,470  1,070,734    39,260   399,211   471,996
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                     509,257  1,454,216     16,470  1,070,734    39,260   399,211   471,996
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                   300        548         55        373       148       139       160
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                    300        548         55        373       148       139       160
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $508,957  1,453,668     16,415  1,070,362    39,112   399,072   471,837
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)           $508,957  1,453,668     16,415  1,070,362    39,112   399,072   471,837
===========================================================================================================================

*Investment shares                                60,698     80,925      3,078     81,363     3,579    24,920    30,769
 Investments at cost                            $613,475  1,761,091     23,321  1,021,925    35,612   325,005   484,955



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                                                       PIMCO VIT PIMCO VIT            SP STRATEGIC
                                                 MUTUAL     MUTUAL        HIGH  STOCKSPLUS  PIMCO VIT   PARTNERS  TEMPLETON
                                               DISCOVERY    SHARES       YIELD    GROWTH   TOTAL RETURN FOCUSED     ASSET
                                               SECURITIES SECURITIES      BOND      AND       BOND      GROWTH    STRATEGY
                                                  FUND       FUND      PORTFOLIO  INCOME   PORTFOLIO   PORTFOLIO    FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                $551,165  1,156,664      3,793     2,976     15,469       401   213,715
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                     551,165  1,156,664      3,793     2,976     15,469       401   213,715
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                   266        477          3         2         17         1       158
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                    266        477          3         2         17         1       158
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $550,900  1,156,187      3,790     2,974     15,452       400   213,558
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)           $550,900  1,156,187      3,790     2,974     15,452       400   213,558
===========================================================================================================================

*Investment shares                                43,883     82,149        481       310      1,564        60    13,779
 Investments at cost                            $540,399  1,054,596      3,779     2,871     16,079       383   258,793



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                             TEMPLETON   TEMPLETON                         TEMPLETON
                                             DEVELOPING   GLOBAL   TEMPLETON   TEMPLETON  INTERNATIONAL VAN KAMPEN USAZ ALGER
                                               MARKETS    INCOME    GROWTH   INTERNATIONAL  SMALLER     EMERGING     AMERICAN
                                             SECURITIES SECURITIES SECURITIES SECURITIES   COMPANIES     GROWTH       GROWTH
                                                FUND       FUND      FUND        FUND        FUND       PORTFOLIO      FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                $531,666    129,973  2,598,243  1,811,225    68,260    12,824     7,966
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                     531,666    129,973  2,598,243  1,811,225    68,260    12,824     7,966
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                   289        186        986        831       172        39        20
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                    289        186        986        831       172        39        20
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $531,377    129,787  2,597,257  1,810,394    68,088    12,785     7,946
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)           $531,377    129,787  2,597,257  1,810,394    68,088    12,785     7,946
===========================================================================================================================

*Investment shares                               111,227     11,411    234,287    152,846     6,725       453       864
 Investments at cost                            $738,777    130,201  3,226,748  2,991,956    68,845    13,753     8,035



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                                           USAZ        USAZ       USAZ       USAZ    USAZ ALLIANCE  USAZ ALLIANCE
                                              USAZ ALGER VAN KAMPEN VAN KAMPEN  VAN KAMPEN VAN KAMPEN   CAPITAL       CAPITAL
                                                GROWTH    GROWTH    GROWTH AND  AGGRESSIVE  COMSTOCK   TECHNOLOGY    LARGE CAP
                                                 FUND      FUND    INCOME FUND  GROWTH FUND  FUND        FUND       GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                 $23,501      5,726         51     2,474     36,891       125     4,420
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                      23,501      5,726         51     2,474     36,891       125     4,420
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                    97          7         51         2         74         -         5
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                     97          7         51         2         74         -         5
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                       $23,404      5,719          -     2,472     36,817       125     4,415
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)            $23,404      5,719          -     2,472     36,817       125     4,415
===========================================================================================================================

*Investment shares                                 2,535        568          5       298      3,937        12       418
 Investments at cost                             $24,046      5,106         51     2,629     36,573       123     4,194



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                             USAZ ALLIANCE   USAZ       USAZ    USAZ PIMCO     AZOA       AZOA      AZOA VIP
                                            CAPITAL GROWTH  PIMCO       PIMCO   GROWTH AND     VIP      VIP FIXED    GLOBAL
                                               AND INCOME   VALUE    RENAISSANCE  INCOME    DIVERSIFIED  INCOME   OPPORTUNITIES
                                                 FUND        FUND       FUND       FUND     ASSETS FUND   FUND        FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                 $14,717      7,092     23,404     4,435      1,742     9,176        45
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                      14,717      7,092     23,404     4,435      1,742     9,176        45
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                    16         12         25         5         51         6         -
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                     16         12         25         5         51         6         -
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                       $14,701      7,080     23,379     4,431      1,690     9,170        45
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)            $14,701      7,080     23,379     4,431      1,690     9,170        45
===========================================================================================================================

*Investment shares                                 1,408        647      2,124       437        180       892         7
 Investments at cost                             $14,221      6,606     21,561     4,379      1,772     9,388        44



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                                                                                     AZOA VIP
                                                                                         AZOA VIP      MONEY    TOTAL ALL
                                                                                       GROWTH FUND  MARKET FUND   FUNDS
---------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments at net asset value*                                                             $2,946    53,842  22,823,378
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                  2,946    53,842  22,823,378
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
 Accrued mortality and expense risk
        and administrative charges                                                               52        50      10,695
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                52        50      10,695
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $2,894    53,792  22,812,683
===========================================================================================================================
Policy holders' equity:
Total Policy holders' equity (note 6)                                                        $2,894    53,792  22,812,683
===========================================================================================================================

*Investment shares                                                                              384    53,842   2,994,541
 Investments at cost                                                                         $2,932    53,842  27,814,955



                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                ALGER AMERICAN          ALGER AMERICAN LEVERAGED
                                                  AIM V.I. GROWTH FUND         GROWTH  PORTFOLIO            ALLCAP PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares        $     390       28        -       507        -        -         -        -        -
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges                633    2,113       17     1,132    1,630       85       728    1,107       63
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                    (243)  (2,085)     (17)     (625)  (1,630)     (85)     (728)  (1,107)     (63)
Realized gains (losses) and unrealized
     appreciation (depreciation) on investments:
 Realized capital gain distributions
        on mutual funds                             -      305        -    27,502   34,025        -     4,699   14,709        -
 Realized gains (losses) on
        sales of investments, net             (45,716)    (327)       1   (42,991)   1,220        -    (9,661)    (941)       1
--------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses)
        on investments, net                   (45,716)     (22)       1   (15,490)  35,245        -    (4,962)  13,768        1
 Net change in unrealized appreciation
        (depreciation) on investments         (56,666) (87,251)   1,702   (20,451) (75,327)   2,939   (18,707) (59,438)     356
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
        appreciation (depreciation) on
        investments net                      (102,382) (87,273)   1,703   (35,941) (40,082)   2,939   (23,669) (45,670)     357
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
        from operations                     $(102,625) (89,358)   1,686   (36,566) (41,712)   2,854   (24,397) (46,777)     294
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                  FRANKLIN GLOBAL             FRANKLIN GLOBAL
                                                  FRANKLIN AGGRESSIVE             COMMUNICATIONS                HEALTH CARE
                                                 GROWTH SECURITIES FUND           SECURITIES FUND             SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999       2001       2000     1999     2001     2000     1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares            $   2        -        -        975     52,306   68,883      417       38       75
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges                 14        -        -      5,371      9,349   17,316    1,574    1,403      302
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                     (12)       -        -     (4,396)    42,957   51,567   (1,157)  (1,365)    (227)
Realized gains (losses) and unrealized
     appreciation (depreciation) on investments:
 Realized capital gain distributions
        on mutual funds                             -        -        -    296,221    480,631  166,820   32,570        -        -
 Realized gains (losses) on sales
        of investments, net                      (129)     (17)       -   (207,269)    23,468  268,795   (1,890)   2,822     (162)
-----------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net      (129)     (17)       -     88,952    504,099  435,615   30,680    2,822     (162)
 Net change in unrealized appreciation
        (depreciation) on investments              15      (56)       -   (558,445)(1,385,750) 183,386  (52,902)  53,733   (1,826)
-----------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
appreciation (depreciation) on investments net   (114)     (73)       -   (469,493)  (881,651) 619,001  (22,221)  56,555   (1,988)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations              $(126)     (73)       -   (473,889)  (838,694) 670,568  (23,378)  55,190   (2,215)
===================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    FRANKLIN GROWTH
                                                       AND INCOME                FRANKLIN HIGH              FRANKLIN INCOME
                                                    SECURITIES FUND               INCOME FUND               SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares         $  9,898  198,000  122,075   197,364    5,951  379,407    83,311  153,054  127,089
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges             21,820   24,069   26,361     8,600    7,085   12,654     8,686   16,774    9,781
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                 (11,922) 173,931   95,714   188,765   (1,134) 366,753    74,625  136,280  117,308
Realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments:
 Realized capital gain distributions
        on mutual funds                       292,378  346,516  340,300         -        -   55,544    71,414    5,117   45,538

 Realized gains (losses) on sales
        of investments, net                   (21,973) (25,674)  23,652   (40,705) (26,540) (44,053)  (12,046) (13,227)(115,178)
--------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net   270,405  320,842  363,952   (40,705) (26,540)  11,491    59,368   (8,110) (69,640)
 Net change in unrealized appreciation
        (depreciation) on investments        (345,499) (27,267)(453,957) (104,783)(151,720)(391,353) (131,841)  27,941  (78,033)
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net     (75,095) 293,575  (90,005) (145,488)(178,260)(379,862)  (72,473)  19,831 (147,673)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets from operations               $(87,016) 467,506    5,709    43,277 (179,394) (13,109)    2,153  156,111  (30,365)
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   FRANKLIN LARGE CAP                                      FRANKLIN NATURAL
                                                 GROWTH SECURITIES FUND    FRANKLIN MONEY MARKET FUND  RESOURCES SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares        $   5,741    4,996    2,787    46,155   80,545   71,180     3,966    3,068    2,670
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges              6,679    8,537    5,174     9,415    9,722   11,826     1,905    3,949    1,710
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                    (937)  (3,541)  (2,387)   36,741   70,823   59,354     2,061     (881)     960
Realized gains (losses) and unrealized
     appreciation (depreciation) on investments:
 Realized capital gain distributions
        on mutual funds                       231,782   55,415        -         -        -        -         -        -        -
 Realized gains (losses) on sales
        of investments, net                     2,189   21,294    2,133         -        -        -     4,244   26,306  (11,396)
--------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net   233,971   76,709    2,133         -        -        -     4,244   26,306  (11,396)
 Net change in unrealized appreciation
        (depreciation) on investments        (374,721) (33,965) 185,307         -        -        -   (99,346) 103,385   57,915
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses) and unrealized
        appreciation (depreciation) on
        investments net                      (140,749)  42,744  187,440         -        -        -   (95,102) 129,691   46,519
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets from operations              $(141,687)  39,203  185,053    36,741   70,823   59,354   (93,041) 128,810   47,479
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        FRANKLIN                FRANKLIN RISING               FRANKLIN S&P
                                                    REAL ESTATE FUND       DIVIDENDS SECURITIES FUND         500 INDEX FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares          $26,333   40,201   48,690       988   38,180   17,581     4,902      156        -
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                  5,421    5,426    3,409    10,277    7,490    8,766     3,482    2,663       32
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  20,913   34,775   45,281    (9,289)  30,690    8,815     1,420   (2,507)     (32)
Realized gains (losses) and
        unrealized appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                             -   23,929   67,468    70,261  161,217  176,138       112        -        -
 Realized gains (losses) on sales
        of investments, net                    16,398   13,580 (179,615)     (501) (46,203)(157,350)  (11,779)   1,498        -
--------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net    16,398   37,509 (112,147)   69,760  115,014   18,788   (11,666)   1,498        -
 Net change in unrealized appreciation
        (depreciation) on investments           9,509   87,847   31,946    87,424   40,370 (153,361)  (61,980) (43,782)   1,544
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net      25,907  125,356  (80,201)  157,183  155,384 (134,573)  (73,646) (42,284)   1,544
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets from operations                $46,819  160,131  (34,920)  147,895  186,074 (125,758)  (72,226) (44,791)   1,512
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                        FRANKLIN               FRANKLIN TECHNOLOGY           FRANKLIN U.S.
                                                     SMALL CAP FUND              SECURITIES FUND            GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares        $   7,188        -    4,439         -        -        -    78,228      928  152,061
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges              8,052   10,384   14,480       119       (5)       -     8,526    7,320    7,761
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                    (865) (10,384) (10,041)     (119)       5        -    69,701   (6,392) 144,300
Realized gains (losses) and unrealized
     appreciation (depreciation) on
        investments:
 Realized capital gain distributions
        on mutual funds                             -  139,893      620         -        -        -         -        -        -
 Realized gains (losses) on sales
        of investments, net                   (26,352)  36,877  346,621    (1,816)     (93)       -     6,599   (2,965)   6,118
--------------------------------------------------------------------------------------------------------------------------------
 Realized gains (losses) on investments, net  (26,352) 176,770  347,241    (1,816)     (93)       -     6,599   (2,965)   6,118
Net change in unrealized appreciation
        (depreciation) on investments        (243,016)(514,056) 472,910    (2,799)  (4,052)       -    (5,141) 117,591 (167,882)
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net    (269,368)(337,286) 820,151    (4,615)  (4,145)       -     1,459  114,626 (161,764)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
        from operations                     $(270,233)(347,670) 810,110    (4,734)  (4,140)       -    71,160  108,234  (17,464)
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    FRANKLIN VALUE              FRANKLIN ZERO                FRANKLIN ZERO
                                                    SECURITIES FUND            COUPON FUND 2000             COUPON FUND 2005
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares           $  104       21       15         -   28,396   57,505    24,107      353   47,477
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                    150       58       19         -    2,239    2,705     3,018    3,056    2,701
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                     (46)     (37)      (4)        -   26,157   54,800    21,090   (2,703)  44,776
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                           525        -        -         -    4,363    7,930     4,246    9,788    2,291
 Realized gains (losses) on sales
        of investments, net                      (242)     (63)      (5)        -    5,533    1,819    12,264    2,975    1,717
--------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net       283      (63)      (5)        -    9,896    9,749    16,510   12,763    4,008
 Net change in unrealized appreciation
        (depreciation) on investments           2,906    1,233     (203)        -  (22,160) (56,550)   (9,623)  31,059  (74,447)
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
and unrealized appreciation (depreciation)
on investments net                              3,190    1,170     (208)        -  (12,264) (46,801)    6,886   43,822  (70,439)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations             $3,144    1,133     (212)        -   13,893    7,999    27,976   41,119  (25,663)
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                      FRANKLIN ZERO             MUTUAL DISCOVERY              MUTUAL SHARES
                                                     COUPON FUND 2010           SECURITIES FUND              SECURITIES FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares          $33,069      425   70,880    11,212   15,499   13,135    21,589   27,055   31,535
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges              3,704    3,553    3,821     3,924    4,251    3,805     8,424    5,351   10,137
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  29,365   (3,128)  67,059     7,289   11,248    9,330    13,165   21,704   21,398
Realized gains (losses) and
        unrealized appreciation
        (depreciation) on investments:
 Realized capital gain distributions
        on mutual funds                        22,449    6,716   20,609    69,292        -        -    70,683   23,423        -
 Realized gains (losses) on
        sales of investments, net                 (54)    (216) (15,611)    2,819   10,104    1,014     4,553   18,963   57,630
--------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net    22,396    6,500    4,998    72,111   10,104    1,014    75,236   42,386   57,630
 Net change in unrealized appreciation
        (depreciation) on investments         (29,926)  65,817 (146,933)  (82,598)  28,641   87,371   (21,949)  47,863   58,050
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net      (7,531)  72,317 (141,935)  (10,486)  38,745   88,385    53,287   90,249  115,680
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
        from operations                       $21,834   69,189  (74,876)   (3,198)  49,993   97,715    66,452  111,953  137,078
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                      PIMCO VIT               PIMCO VIT STOCKSPLUS             PIMCO VIT
                                              HIGH YIELD BOND PORTFOLIO         GROWTH AND INCOME      TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                 2001     2000     1999      2001     2000     1999      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares              $44        -        -       30        -        -        78         -        -
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges                  3        -        -         2        -        -        17        -        -
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                      41        -        -        28        -        -        61        -        -
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                             -        -        -         -        -        -       292        -        -
 Realized gains (losses) on sales
        of investments, net                         -        -        -         1        -        -        (1)       -        -
--------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net         -        -        -         1        -        -       292        -        -
 Net change in unrealized appreciation
        (depreciation) on investments              14        -        -        25        -        -      (609)       -        -
--------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net          14        -        -        25        -        -      (318)       -        -
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations                $54        -        -        53        -        -      (256)       -        -
================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 SP STRATEGIC PARTNERS          TEMPLETON ASSET          TEMPLETON DEVELOPING
                                               FOCUSED GROWTH PORTFOLIO          STRATEGY FUND          MARKETS SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                2001      2000     1999      2001     2000     1999        2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares             $ -         -        -     3,204      385   17,439       5,573    6,334  12,690
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges                 1         -        -     1,415    1,830    1,907       3,227    2,376    9,302
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                     (1)        -        -     1,790   (1,445)  15,532       2,345    3,958    3,388
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                            -         -        -    20,884        -   16,486           -        -        -
 Realized gains (losses) on sales of
        investments, net                           -         -        -    (1,098)    (116)     393     (28,015) (15,322) (36,364)
----------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net        -         -        -    19,785     (116)  16,879     (28,015) (15,322) (36,364)
 Net change in unrealized appreciation
        (depreciation) on investments             18         -        -   (46,590)  (3,389) (16,541)    (26,659)(242,509) 329,456
----------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net         18         -        -   (26,804)  (3,505)     338     (54,674)(257,831) 293,092
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations               $17         -        -   (25,015)  (4,950)  15,870     (52,328)(253,873) 296,480
==================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                               TEMPLETON GLOBAL INCOME        TEMPLETON GROWTH            TEMPLETON INTERNATIONAL
                                                    SECURITIES FUND            SECURITIES FUND                SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                2001      2000     1999      2001      2000     1999      2001      2000     1999
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares         $ 5,027       260   17,513    54,173    46,542   48,676    60,777     1,254  118,404
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges             1,194     1,476    1,425    18,760    15,876   28,255    12,449    11,907   20,555
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  3,833    (1,216)  16,088    35,413    30,666   20,421    48,327   (10,653)  97,849
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                            -         -        -   451,495   306,592  235,493   455,315   547,674   57,531
 Realized gains (losses) on sales of
        investments, net                        (976)   (2,572) (19,414)  (51,310)  (16,475) 135,515  (131,922)  (40,863) 210,059
----------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net     (976)   (2,572) (19,414)  400,185   290,117  371,008   323,393   506,811  267,590
 Net change in unrealized appreciation
        (depreciation) on investments           (222)    8,475   (9,989) (487,606) (296,523)  30,632  (707,778) (622,167)  89,659
----------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net     (1,198)    5,903  (29,403)  (87,422)   (6,406) 401,640  (384,385) (115,356) 357,249
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations           $ 2,635     4,687  (13,315)  (52,008)   24,260  422,061  (336,058) (126,009) 455,098
==================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                             TEMPLETON INTERNATIONAL            TEMPLETON PACIFIC              VAN KAMPEN
                                              SMALLER COMPANIES FUND         GROWTH SECURITIES FUND      EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                              2001      2000      1999       2001      2000      1999      2001      2000      1999
Investment income:
 Dividends reinvested in fund shares       $ 1,057       574       736      7,207     3,195     4,339         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk
        and administrative charges             226       236       255         16     2,786     4,049        39         -         -
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  831       338       481      7,191       409       290       (39)        -         -
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                          -         -         -          -         -         -         -         -         -
 Realized gains (losses) on sales of
        investments, net                      (238)     (863)      (73)  (129,292)  (13,042)  (38,203)      (28)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net   (238)     (863)      (73)  (129,292)  (13,042)  (38,203)      (28)        -         -
Net change in unrealized appreciation
        (depreciation) on investments        1,222      (828)    4,391     94,253   (92,072)  140,678      (930)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net      983    (1,691)    4,318    (35,039) (105,114)  102,475       (958)       -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations         $ 1,814    (1,353)    4,799    (27,848) (104,705)  102,765       (996)       -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                  USAZ ALGER AMERICAN               USAZ ALGER                 USAZ VAN KAMPEN
                                                       GROWTH FUND                  GROWTH FUND                  GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                               2001      2000      1999      2001      2000      1999      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares           $  -         -         -         -         -         -         -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                   20         -         -        97                             -         -         7
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                   (20)        -         -       (97)        -         -        (7)        -         -
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                           -         -         -         -                   -         -         -         -
 Realized gains (losses) on sales of
        investments, net                         (4)                          (15)                            3
-----------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net      (4)                          (15)                            3         -         -
 Net change in unrealized appreciation
        (depreciation) on investments           (69)        -         -      (545)        -         -       348         -         -
-----------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net       (74)        -         -      (560)        -         -       351         -         -
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations             $(94)        -         -      (657)        -         -       344         -         -
===================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    USAZ VAN KAMPEN              USAZ VAN KAMPEN               USAZ VAN KAMPEN
                                                GROWTH AND INCOME FUND        AGGRESSIVE GROWTH FUND            COMSTOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares          $   1         -         -         -         -         -       111         -         -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                  105         -         -         2         -         -        74         -         -
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  (104)        -         -        (2)        -         -        37         -         -
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                           -         -         -         -         -         -         -         -         -
 Realized gains (losses) on sales of
        investments, net                         (1)        -         -        (9)        -         -        (8)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net      (1)        -         -        (9)        -         -        (8)        -         -
 Net change in unrealized appreciation
        (depreciation) on investments             -         -         -      (215)        -         -       393         -         -
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net        (1)        -         -      (224)        -         -       385         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
         net assets from operations           $(105)        -         -      (226)        -         -       422         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    USAZ ALLIANCE             USAZ ALLIANCE CAPITAL        USAZ ALLIANCE CAPITAL
                                                CAPITAL TECHNOLOGY FUND       LARGE CAP GROWTH FUND        GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares             $-         -         -         -         -         -        24         -         -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                    -         -         -         5         -         -        16         -         -
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                     -         -         -        (5)        -         -         8         -         -
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                           -         -         -         -         -         -         -         -         -
 Realized gains (losses) on sales of
        investments, net                          1         -         -         -         -         -         1         -         -
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net       1         -         -         -         -         -         1         -         -
 Net change in unrealized appreciation
        (depreciation) on investments             2         -         -       216         -         -       495         -         -
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net         3         -         -       216         -         -       496         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations               $3         -         -       211         -         -       504         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                                                 USAZ PIMCO
                                                USAZ PIMCO VALUE FUND     USAZ PIMCO RENAISSANCE FUND      GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares           $  2         -         -         1         -         -        10         -         -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                   12         -         -        25         -         -         5         -         -
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                   (10)        -         -       (24)        -         -         5         -         -
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                           -         -         -         -         -         -         -         -         -
 Realized gains (losses) on sales of
        investments, net                          3                             5                             -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net       3         -         -         5         -         -         -         -         -
 Net change in unrealized appreciation
        (depreciation) on investments           487         -         -     1,843         -         -        56         -         -
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net       490         -         -     1,848         -         -        56         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations             $479         -         -     1,824         -         -        61         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                      AZOA VIP                      AZOA VIP                      AZOA VIP
                                               DIVERSIFIED ASSETS FUND          FIXED INCOME FUND          GLOBAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares        $   768         -         -        57         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                  156       519         -         6         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                   612      (519)        -        51         -         -         -         -         -
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                           -       164         -         -         -         -         -         -         -
 Realized gains (losses) on sales
        of investments, net                  (2,916)      (11)        -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net  (2,916)      153         -         -         -         -         -         -         -
 Net change in unrealized appreciation
        (depreciation) on investments           473      (504)        -      (157)        -         -         1         -         -
------------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net    (2,443)     (351)        -      (158)        -         -         1         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets from operations          $(1,831)     (870)        -      (107)        -         -         1         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    AZOA                  AZOA VIP
                                               VIP GROWTH FUND        MONEY MARKET FUND            TOTAL ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------
                                               2001  2000  1999        2001  2000  1999          2001       2000        1999
------------------------------------------------------------------------------------------------------------------------------
Investment income:
 Dividends reinvested in fund shares          $   9     -     -          59     -     -       694,658     707,744   1,437,281
------------------------------------------------------------------------------------------------------------------------------
Expenses:
 Mortality and expense risk and
        administrative charges                  126     -     -          50     -     -       159,707     174,530     208,673
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss), net                  (117)    -     -           9     -     -       534,951     533,214   1,228,608
Realized gains (losses) and unrealized
     appreciation (depreciation)
        on investments:
 Realized capital gain distributions
        on mutual funds                           -     -     -           -     -     -     2,122,120   2,160,477   1,192,768
 Realized gains (losses) on sales of
        investments, net                        (11)    -     -           -     -     -      (719,889)    (40,890)    438,044
------------------------------------------------------------------------------------------------------------------------------
Realized gains (losses) on investments, net     (11)    -     -           -     -     -     1,402,231   2,119,587   1,630,812
 Net change in unrealized appreciation
        (depreciation) on investments            14           -           -     -     -           -    (3,292,063)    127,167
------------------------------------------------------------------------------------------------------------------------------
Total realized gains (losses)
        and unrealized appreciation
        (depreciation) on investments net         3     -     -           -     -     -    (1,889,831)   (929,274)  1,757,979
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
        in net assets from operations         $(114)    -     -           9     -     -    (1,354,880)   (396,060)  2,986,587
==============================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                              ALGER AMERICAN           ALGER AMERICAN LEVERAGED
                                              AIM V.I. GROWTH FUND           GROWTH PORTFOLIO             ALLCAP PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999     2001      2000      1999     2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net        $    (243)   (2,085)      (17)    (625)   (1,630)      (85)    (728)   (1,107)      (63)
  Realized gains (losses)
        on investments, net              (45,716)      (22)        1  (15,490)   35,245         -   (4,962)   13,768         1
  Net change in unrealized appreciation
        (depreciation) on investments    (56,666)  (87,251)    1,702  (20,451)  (75,327)    2,939  (18,707)  (59,438)      356
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                         (102,625)  (89,358)    1,686  (36,566)  (41,712)    2,854  (24,397)  (46,777)      294
------------------------------------------------------------------------------------------------------------------------------------
 Policy Transactions (note 5):
  Purchase payments                       34,793    33,410        60   10,299    25,800       290    9,445    29,263       290
  Transfers between funds                (28,214)  191,567   102,862  (37,272)  100,135   108,720    1,782   170,628     6,349
  Surrenders and terminations             (1,400)   (1,535)        -      217    (1,266)        -     (484)        -         -
  Policy loan transactions                (5,284)   45,929         3   (2,754)   47,581         3     (130)   (4,117)        -
  Other transactions (note 2)            (16,520)   (3,510)      (23) (12,537)  (11,210)      (74) (13,257)  (12,142)      (30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions              (16,625)  265,861   102,902  (42,047)  161,040   108,939   (2,644)  183,632     6,609
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets       (119,250)  176,503   104,588  (78,613)  119,328   111,793  (27,040)  136,855     6,903
Net Assets at beginning of year          281,091   104,588         -  231,121   111,793         -  143,758     6,903         -
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at end of year              $ 161,841   281,091   104,588  152,509   231,121   111,793  116,718   143,758     6,903
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                              FRANKLIN AGGRESSIVE           FRANKLIN GLOBAL                  FRANKLIN GLOBAL
                                             GROWTH SECURITIES FUND    COMMUNICATIONS SECURITIES FUND  HEALTH CARE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001       2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $   (12)        -         -    (4,396)    42,957    51,567    (1,157)   (1,365)     (227)
  Realized gains (losses) on
        investments, net                    (129)      (17)        -    88,952    504,099   435,615    30,680     2,822      (162)
  Net change in unrealized appreciation
(depreciation) on investments                 15       (56)        -  (558,445)(1,385,750)  183,386   (52,902)   53,733    (1,826)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                             (126)      (73)        -  (473,889)  (838,694)  670,568   (23,378)   55,190    (2,215)
------------------------------------------------------------------------------------------------------------------------------------
 Policy Transactions (note 5):
  Purchase payments                        1,621         -         -   113,769    110,078    91,957    10,953     9,532         -
  Transfers between funds                  1,380       234         -  (118,418)   188,249    78,700   103,081    98,107    43,673
  Surrenders and terminations                  -         -         -   (45,519)   (62,118)  (92,132)   (4,518)        -         -
  Policy loan transactions                   (38)        -         -   (16,188)   (15,158)  (58,830)       26    (2,594)        -
  Other transactions (note 2)             (1,195)      (51)        -   (65,786)   (89,728)  (69,624)  (11,271)   (5,723)   (1,606)
Net increase (decrease) in net
        assets resulting from
        policy transactions                1,768       183         -  (132,142)   131,323   (49,929)   98,271    99,322    42,067
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          1,642       110         -  (606,031)  (707,371)  620,639    74,893   154,512    39,852
Net Assets at beginning of year              110         -         - 1,655,019  2,362,390 1,741,751   202,629    48,117     8,265
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at end of year                $ 1,753       110         - 1,048,989  1,655,019 2,362,390   277,522   202,629    48,117
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                              FRANKLIN GROWTH AND               FRANKLIN HIGH                FRANKLIN INCOME
                                             INCOME SECURITIES FUND              INCOME FUND                 SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Investment income (loss), net      $   (11,922)  173,931    95,714   188,765    (1,134)  366,753    74,625   136,280   117,308
  Realized gains (losses)
        on investments, net              270,405   320,842   363,952   (40,705)  (26,540)   11,491    59,368    (8,110)  (69,640)
  Net change in unrealized
        appreciation (depreciation)
        on investments                  (345,499)  (27,267) (453,957) (104,783) (151,720) (391,353) (131,841)   27,941   (78,033)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                         (87,016)  467,506     5,709    43,277  (179,394)  (13,109)    2,153   156,111   (30,365)
------------------------------------------------------------------------------------------------------------------------------------
 Policy Transactions (note 5):
  Purchase payments                      296,517   324,636   426,492    25,192    31,452    41,715   105,545   125,569   184,826
  Transfers between funds                 69,809  (350,575)  160,733   (27,738)  (14,526) (340,702)   29,150  (215,733) (229,489)
  Surrenders and terminations            (98,622)  (89,629) (172,737)  (36,868)  (21,218)  (19,154)  (80,396)  (65,462) (146,257)
  Policy loan transactions               (48,420)  (13,798)  (33,949)   (4,530)   (1,996)  111,630   (26,734)    2,625   (33,988)
  Other transactions (note 2)           (195,750) (186,040) (217,639)  (28,749)  (30,365)  (38,583)  (71,482)  (55,914)  (95,328)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting
        from policy transactions          23,534  (315,406)  162,900   (72,693)  (36,653) (245,094)  (43,917) (208,915) (320,236)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets        (63,483)  152,100   168,609   (29,416) (216,047) (258,203)  (41,765)  (28,749) (350,601)
Net Assets at beginning of year        3,226,650 3,074,550 2,905,941 1,179,701 1,395,748 1,653,951 1,177,665 1,206,414 1,557,015
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at end of year            $ 3,163,167 3,226,650 3,074,550 1,150,285 1,179,701 1,395,748 1,135,901 1,177,665 1,206,414
====================================================================================================================================


                See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                               FRANKLIN LARGE CAP                                           FRANKLIN NATURAL
                                             GROWTH SECURITIES FUND      FRANKLIN MONEY MARKET FUND    RESOURCES SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net       $     (937)   (3,541)   (2,387)   36,741    70,823    59,354     2,061      (881)      960
  Realized gains (losses)
        on investments, net              233,971    76,709     2,133         -         -         -     4,244    26,306   (11,396)
  Net change in unrealized
        appreciation (depreciation)
        on investments                  (374,721)  (33,965)  185,307         -         -         -   (99,346)  103,385    57,915
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                        (141,687)   39,203   185,053    36,741    70,823    59,354   (93,041)  128,810    47,479
------------------------------------------------------------------------------------------------------------------------------------
 Policy Transactions (note 5):
  Purchase payments                       36,910    30,535     2,228    49,655   106,149 1,449,209     9,180    10,460    11,095
  Transfers between funds                (61,309)  306,708   415,799  (205,593)   57,959(1,876,143)  121,521   (66,845)  158,751
  Surrenders and terminations           (122,606)   (9,699)        -   (26,435) (191,356)   (5,222)   (9,732)   (4,832)   (4,568)
  Policy loan transactions                    87    (4,703)        -    (4,558)   18,991  (212,772)   (1,024)     (692)   (1,372)
  Other transactions (note 2)            (40,542)  (33,169)   (9,373)  (33,005)  (67,028)  (37,400)  (12,018)  (11,704)   (7,584)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from policy transactions      (187,461)  289,672   408,654  (219,937)  (75,285) (682,328)  107,927   (73,613)  156,322
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets       (329,147)  328,875   593,707  (183,196)   19,031  (622,974)   14,886    55,197   203,801
Net Assets at beginning of year        1,247,375   918,500   324,793 1,300,193 1,281,162 1,904,136   384,061   328,864   125,063
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at end of year             $  918,227 1,247,375   918,500 1,116,997 1,300,193 1,281,162   398,947   384,061   328,864
====================================================================================================================================


                See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                              FRANKLIN RISING
                                           FRANKLIN REAL ESTATE FUND     DIVIDENDS SECURITIES FUND     FRANKLIN S&P 500 INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $ 20,913    34,775    45,281    (9,289)   30,690     8,815     1,420    (2,507)      (32)
  Realized gains (losses)
        on investments, net               16,398    37,509  (112,147)   69,760   115,014    18,788   (11,666)    1,498         -
  Net change in unrealized appreciation
   (depreciation) on investments           9,509    87,847    31,946    87,424    40,370  (153,361)  (61,980)  (43,782)    1,544
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          46,819   160,131   (34,920)  147,895   186,074  (125,758)  (72,226)  (44,791)    1,512
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                       56,164    66,238    95,970   107,527   111,694   154,974    38,489    37,656       188
  Transfers between funds                (41,811) (114,488)   29,166    47,044  (123,532)  163,115    38,627   448,457   133,170
  Surrenders and terminations            (18,918)  (20,955)  (27,988)  (41,127)  (47,776)  (55,133)     (929)   (1,467)        -
  Policy loan transactions                (6,338)   (1,933)   (4,008)   (5,199)   (6,627)   (7,676)  (13,257)   (2,604)        4
  Other transactions (note 2)            (44,707)  (42,528)  (50,794)  (80,029)  (76,068)  (86,406)  (32,788)  (21,001)      (83)
Net increase (decrease) in net
        assets resulting from
        policy transactions              (55,609) (113,666)   42,346    28,217  (142,309)  168,874    30,142   461,041   133,279
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         (8,790)   46,465     7,426   176,111    43,765    43,116   (42,084)  416,250   134,791
Net assets at beginning of year          656,574   610,109   602,683 1,095,484 1,051,719 1,008,603   551,041   134,791         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $647,783   656,574   610,109 1,271,595 1,095,484 1,051,719   508,957   551,041   134,791
====================================================================================================================================


                See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                             FRANKLIN TECHNOLOGY             FRANKLIN U.S.
                                             FRANKLIN SMALL CAP FUND           SECURITIES FUND              GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net       $     (865)  (10,384)  (10,041)     (119)        5         -    69,701    (6,392)  144,300
  Realized gains (losses) on
        investments, net                 (26,352)  176,770   347,241    (1,816)      (93)        -     6,599    (2,965)    6,118
  Net change in unrealized appreciation
   (depreciation) on investments        (243,016) (514,056)  472,910    (2,799)   (4,052)        -    (5,141)  117,591  (167,882)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                        (270,233) (347,670)  810,110    (4,734)   (4,140)        -    71,160   108,234   (17,464)
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                      151,076   150,525   110,923     6,384     3,078         -    26,452    28,096    35,686
  Transfers between funds                (72,608)  432,323    56,814     9,649    11,912         -   (17,536)    5,326   118,949
  Surrenders and terminations             (9,726)  (61,856)  (18,608)        -         -         -   (70,299)  (28,095)   (4,133)
  Policy loan transactions               (10,225)   (7,636)   (7,020)   (1,010)        -         -    (2,043)    1,972    (5,749)
  Other transactions (note 2)            (94,457) (101,575)  (66,249)   (3,420)   (1,305)        -   (28,765)  (28,538)  (31,127)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets resulting
        from policy transactions         (35,940)  411,781    75,860    11,603    13,685         -   (92,191)  (21,239)  113,626
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets       (306,173)   64,111   885,970     6,869     9,545         -   (21,031)   86,995    96,162
Net assets at beginning of year        1,759,841 1,695,730   809,760     9,545         -         - 1,091,393 1,004,398   908,236
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year             $1,453,668 1,759,841 1,695,730    16,415     9,545         - 1,070,362 1,091,393 1,004,398
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 FRANKLIN VALUE                 FRANKLIN ZERO                 FRANKLIN ZERO
                                                SECURITIES FUND               COUPON FUND 2000              COUPON FUND 2005
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $   (46)      (37)       (4)        -    26,157    54,800    21,090    (2,703)   44,776
  Realized gains (losses)
        on investments, net                  283       (63)       (5)        -     9,896     9,749    16,510    12,763     4,008
  Net change in unrealized appreciation
   (depreciation) on investments           2,906     1,233      (203)        -   (22,160)  (56,550)   (9,623)   31,059   (74,447)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           3,144     1,133      (212)        -    13,893     7,999    27,976    41,119   (25,663)
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                       15,124        25         -         -         -         -       375         -         -
  Transfers between funds                 21,541    (1,755)    2,985         -  (313,038)        -    44,590   (11,096)        -
  Surrenders and terminations             (4,283)        -         -         -   (49,071)        -   (56,634)        -         -
  Policy loan transactions                     -         -         -         -      (176)   (5,480)        -         -         -
  Other transactions (note 2)             (1,468)     (160)      (60)        -    (2,865)   (3,818)   (4,321)   (3,850)   (4,393)
Net increase (decrease) in
        net assets resulting
        from policy transactions          30,914    (1,890)    2,925         -  (365,150)   (9,298)  (15,989)  (14,946)   (4,393)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         34,058      (757)    2,713         -  (351,257)   (1,299)   11,986    26,173   (30,056)
Net assets at beginning of year            5,054     5,811     3,098         -   351,257   352,556   387,085   360,912   390,968
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $39,112     5,054     5,811         -         -   351,257   399,072   387,085   360,912
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 FRANKLIN ZERO               MUTUAL DISCOVERY                MUTUAL SHARES
                                                COUPON FUND 2010              SECURITIES FUND               SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $ 29,365    (3,128)   67,059     7,289    11,248     9,330    13,165    21,704    21,398
  Realized gains (losses)
        on investments, net               22,396     6,500     4,998    72,111    10,104     1,014    75,236    42,386    57,630
  Net change in unrealized appreciation
   (depreciation) on investments         (29,926)   65,817  (146,933)  (82,598)   28,641    87,371   (21,949)   47,863    58,050
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          21,834    69,189   (74,876)   (3,198)   49,993    97,715    66,452   111,953   137,078
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                          375        11         -     4,022     2,010         -    68,708    71,550    85,752
  Transfers between funds                  2,422         4    17,617    14,809   (40,602)   47,820    41,743  (195,420)  (66,613)
  Surrenders and terminations                  -         -         -       (45)     (397)        -    (5,697)   (9,234)  (53,521)
  Policy loan transactions                  (238)     (224)     (211)     (274)     (272)     (184)   (6,800)   21,945       639
  Other transactions (note 2)             (7,032)   (5,867)   (7,354)  (12,210)   (9,875)   (8,537)  (52,331)  (46,748)  (51,904)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets resulting
        from policy transactions          (4,473)   (6,076)   10,052     6,302   (49,136)   39,099    45,622  (157,907)  (85,647)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         17,361    63,113   (64,824)    3,104       857   136,814   112,074   (45,954)   51,431
Net assets at beginning of year          454,476   391,363   456,187   547,795   546,938   410,124 1,044,113 1,090,067 1,038,636
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $471,837   454,476   391,363   550,900   547,795   546,938 1,156,187 1,044,113 1,090,067
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                              PIMCO VIT HIGH YIELD          PIMCO VIT STOCKSPLUS         PIMCO VIT TOTAL RETURN
                                                 BOND PORTFOLIO           GROWTH& INCOME PORTFOLIO           BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net           $   41         -         -        28         -         -        61         -         -
  Realized gains (losses) on
        investments, net                       -         -         -         1         -         -       292         -         -
  Net change in unrealized appreciation
   (depreciation) on investments              14         -         -        25         -         -      (609)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                              54         -         -        53         -         -      (256)        -         -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                          108         -         -       166         -         -     2,553         -         -
  Transfers between funds                  3,680         -         -     2,812         -         -    13,315         -         -
  Surrenders and terminations                  -         -         -         -         -         -         6         -         -
  Policy loan transactions                     -         -         -         -         -         -         4         -         -
  Other transactions (note 2)                (52)        -         -       (57)        -         -      (170)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
        net assets resulting
        from policy transactions           3,736         -         -     2,921         -         -    15,708         -         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          3,790         -         -     2,974         -         -    15,452         -         -
Net assets at beginning of year                -         -         -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $3,790         -         -     2,974         -         -    15,452         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                              SP STRATEGIC FOCUSED            TEMPLETON ASSET             TEMPLETON DEVELOPING
                                                GROWTH PORTFOLIO               STRATEGY FUND             MARKETS SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net            $  (1)        -         -     1,790    (1,445)   15,532     2,345     3,958     3,388
  Realized gains (losses)
        on investments, net                    -         -         -    19,785      (116)   16,879   (28,015)  (15,322)  (36,364)
  Net change in unrealized appreciation
   (depreciation) on investments              18         -         -   (46,590)   (3,389)  (16,541)  (26,659) (242,509)  329,456
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                              17         -         -   (25,015)   (4,950)   15,870   (52,328) (253,873)  296,480
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                          207         -         -     1,550       750     1,388    98,855   113,505   121,799
  Transfers between funds                    189         -         -       346      (157)        -    (7,001)  (91,606)   12,846
  Surrenders and terminations                  2         -         -      (370)     (374)        -   (22,872)  (15,887)  (58,096)
  Policy loan transactions                     -         -         -      (313)     (299)     (249)   (8,938)  (10,671)   (5,057)
  Other transactions (note 2)                (15)        -         -    (4,835)   (4,118)   (4,265)  (42,443)  (48,191)  (58,605)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions                  383         -         -    (3,622)   (4,198)   (3,126)   17,602   (52,850)   12,887
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets            400         -         -   (28,637)   (9,148)   12,744   (34,727) (306,723)  309,367
Net assets at beginning of year                -         -         -   242,194   251,342   238,598   566,104   872,827   563,460
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $ 400         -         -   213,558   242,194   251,342   531,377   566,104   872,827
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                             TEMPLETON GLOBAL INCOME         TEMPLETON GROWTH           TEMPLETON INTERNATIONAL
                                                 SECURITIES FUND              SECURITIES FUND               SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net         $  3,833    (1,216)   16,088    35,413    30,666    20,421    48,327   (10,653)   97,849
  Realized gains (losses)
        on investments, net                 (976)   (2,572)  (19,414)  400,185   290,117   371,008   323,393   506,811   267,590
  Net change in unrealized appreciation
   (depreciation) on investments            (222)    8,475    (9,989) (487,606) (296,523)   30,632  (707,778) (622,167)   89,659
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           2,635     4,687   (13,315)  (52,008)   24,260   422,061  (336,058) (126,009)  455,098
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                       25,257    30,890    40,576   250,623   295,194   303,315   248,691   258,394   311,731
  Transfers between funds                (25,764)  (34,419)   (6,299)   (4,994) (152,664)  521,326   204,797  (214,142)  (29,725)
  Surrenders and terminations             (7,758)  (13,810)   (6,067)  (73,897)  (52,555)  (97,718)  (63,269)  (61,723) (170,512)
  Policy loan transactions                (1,963)     (915)   (5,426)  (53,286)    3,884   (20,511)  (34,842)   13,375   (30,248)
  Other transactions (note 2)            (13,801)  (15,670)  (18,386) (173,497) (164,879) (160,767) (144,635) (142,276) (155,117)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions              (24,029)  (33,924)    4,398   (55,051)  (71,020)  545,645   210,741  (146,372)  (73,871)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets        (21,394)  (29,237)   (8,917) (107,060)  (46,760)  967,706  (125,317) (272,381)  381,227
Net assets at beginning of year          151,181   180,418   189,335 2,704,317 2,751,077 1,783,371 1,935,711 2,208,092 1,826,865
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $129,787   151,181   180,418 2,597,257 2,704,317 2,751,077 1,810,394 1,935,711 2,208,092
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                        TEMPLETON INTERNATIONAL SMALLER   TEMPLETON PACIFIC GROWTH        VAN KAMPEN EMERGING
                                                COMPANIES FUND                SECURITIES FUND               GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $   831       338       481     7,191       409       290       (39)        -         -
  Realized gains (losses)
        on investments, net                 (238)     (863)      (73) (129,292)  (13,042)  (38,203)      (28)        -         -
  Net change in unrealized appreciation
   (depreciation) on investments           1,222      (828)    4,391    94,253   (92,072)  140,678      (930)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                           1,814    (1,353)    4,799   (27,848) (104,705)  102,765      (996)        -         -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        5,377       197         -    11,838    69,233    73,542     1,474         -         -
  Transfers between funds                 30,634    (4,945)   16,263  (264,672)  (67,893)   38,598    12,660         -         -
  Surrenders and terminations                (22)        -         -    (4,465)  (11,460)   (7,288)        5         -         -
  Policy loan transactions                     -         -         -        (1)     (211)   (1,853)        -         -         -
  Other transactions (note 2)             (1,622)     (676)     (481)   (7,366)  (34,076)  (38,569)     (358)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting
        from policy transactions          34,367    (5,424)   15,782  (264,666)  (44,407)   64,430    13,781         -         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets         36,181    (6,777)   20,581  (292,514) (149,003)  167,195    12,785         -         -
Net assets at beginning of year           31,907    38,684    18,103   292,514   441,517   274,322         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $68,088    31,907    38,684         -   292,514   441,517    12,785         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                               USAZ ALGER AMERICAN              USAZ ALGER                 USAZ VAN KAMPEN
                                                   GROWTH FUND                  GROWTH FUND                   GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net           $  (20)        -         -       (97)        -         -        (7)        -         -
  Realized gains (losses) on
        investments, net                      (4)        -         -       (15)        -         -         3         -         -
  Net change in unrealized appreciation
   (depreciation) on investments             (69)        -         -      (545)        -         -       348         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                             (94)        -         -      (657)        -         -       344         -         -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        7,638         -         -     9,267         -         -     1,030         -         -
  Transfers between funds                    638         -         -    15,426         -         -     4,411         -         -
  Surrenders and terminations                359         -         -       359         -         -         3         -         -
  Policy loan transactions                     -         -         -       (56)        -         -         -         -         -
  Other transactions (note 2)               (595)        -         -      (936)        -         -       (69)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions                8,040         -         -    24,060         -         -     5,375         -         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          7,946         -         -    23,404         -         -     5,719         -         -
Net assets at beginning of year                -         -         -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $7,946         -         -    23,404         -         -     5,719         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                 USAZ VAN KAMPEN              USAZ VAN KAMPEN               USAZ VAN KAMPEN
                                              GROWTH & INCOME FUND         AGGRESSIVE GROWTH FUND            COMSTOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $  (104)        -         -        (2)        -         -        37         -         -
  Realized gains (losses)
        on investments, net                   (1)        -         -        (9)        -         -        (8)        -         -
  Net change in unrealized appreciation
   (depreciation) on investments               -         -         -      (215)        -         -       393         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                            (105)        -         -      (226)        -         -       422         -         -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                            -         -         -       475         -         -     3,043         -         -
  Transfers between funds                    105         -         -     2,395         -         -    33,923         -         -
  Surrenders and terminations                  -         -         -         2         -         -         6         -         -
  Policy loan transactions                     -         -         -         -         -         -         -         -         -
  Other transactions (note 2)                  -         -         -      (174)        -         -      (577)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions                  105         -         -     2,698         -         -    36,395         -         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets              -         -         -     2,472         -         -    36,817         -         -
Net assets at beginning of year                -         -         -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $     -         -         -     2,472         -         -    36,817         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                             USAZ ALLIANCE CAPITAL         USAZ ALLIANCE CAPITAL         USAZ ALLIANCE CAPITAL
                                                TECHNOLOGY FUND            LARGE-CAP GROWTH FUND          GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net             $  -         -         -        (5)        -         -         8         -         -
  Realized gains (losses)
        on investments, net                    1         -         -         -         -         -         1         -         -
  Net change in unrealized appreciation
   (depreciation) on investments               2         -         -       216         -         -       495         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                               3         -         -       211         -         -       504         -         -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                          104         -         -       218         -         -     1,099         -         -
  Transfers between funds                     42         -         -     3,968         -         -    13,183         -         -
  Surrenders and terminations                  -         -         -         -         -         -         2         -         -
  Policy loan transactions                     -         -         -        26         -         -         -         -         -
  Other transactions (note 2)                (24)        -         -        (8)        -         -       (88)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions                  122         -         -     4,204         -         -    14,197         -         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets            125         -         -     4,415         -         -    14,701         -         -
Net assets at beginning of year                -         -         -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $125         -         -     4,415         -         -    14,701         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   USAZ PIMCO                    USAZ PIMCO                    USAZ PIMCO
                                                   VALUE FUND                 RENAISSANCE FUND            GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $   (10)        -         -       (24)        -         -         5         -         -
  Realized gains (losses) on
        investments, net                       3         -         -         5         -         -         -         -         -
  Net change in unrealized appreciation
   (depreciation) on investments             487         -         -     1,843         -         -        56         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                             479         -         -     1,824         -         -        61         -         -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        2,642         -         -     2,688         -         -       583         -         -
  Transfers between funds                  4,160         -         -    19,094         -         -     3,837         -         -
  Surrenders and terminations                  3         -         -         6         -         -         -         -         -
  Policy loan transactions                     -         -         -         -         -         -         -         -         -
  Other transactions (note 2)               (204)        -         -      (233)        -         -       (50)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions                6,601         -         -    21,555         -         -     4,370         -         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          7,080         -         -    23,379         -         -     4,431         -         -
Net assets at beginning of year                -         -         -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $ 7,080         -         -    23,379         -         -     4,431         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                               AZOA VIP DIVERSIFIED           AZOA VIP FIXED                AZOA VIP GLOBAL
                                                   ASSETS FUND                  INCOME FUND                OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net          $   612      (519)        -        51         -         -         -         -         -
  Realized gains (losses)
        on investments, net               (2,916)      153         -         -         -         -         -         -         -
  Net change in unrealized appreciation
   (depreciation) on investments             473      (504)        -      (157)        -         -         1         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                          (1,831)     (870)        -      (107)        -         -         1         -         -
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        1,584       359         -         -         -         -        45         -         -
  Transfers between funds                (23,793)    5,476         -     9,290         -         -         -         -         -
  Surrenders and terminations               (650)        -         -         -         -         -         -         -         -
  Policy loan transactions                   (34)   22,905         -         -         -         -         -         -         -
  Other transactions (note 2)               (985)     (470)        -       (13)        -         -        (1)        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions              (23,878)   28,270         -     9,277         -         -        44         -         -
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets        (25,709)   27,400         -     9,170         -         -        45         -         -
Net assets at beginning of year           27,400         -         -         -         -         -         -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $ 1,690    27,400         -     9,170         -         -        45         -         -
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    AZOA VIP                     AZOA VIP
                                                   GROWTH FUND               MONEY MARKET FUND               TOTAL ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000      1999      2001      2000      1999       2001       2000       1999
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Investment income (loss), net           $ (117)        -         -         9         -         -    534,951    533,214  1,228,608
  Realized gains (losses)
        on investments, net                  (11)        -         -         -         -         -  1,402,231  2,119,587  1,630,812
  Net change in unrealized appreciation
   (depreciation) on investments              14        -          -         -         -         - (3,292,063)(3,048,861)   127,167
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                            (114)       -          -         9         -         - (1,354,880)  (396,060) 2,986,587
------------------------------------------------------------------------------------------------------------------------------------
 Policy transactions (note 5):
  Purchase payments                        1,030        -          -    48,927         -         -  1,905,647  2,076,289  3,544,006
  Transfers between funds                  2,482        -          -     7,240         -         -       (944)     1,827   (314,715)
  Surrenders and terminations                  -        -          -      (168)        -         -   (806,738)  (795,233)  (939,134)
  Policy loan transactions                     -        -          -      (505)        -         -   (254,843)   104,581   (322,304)
  Other transactions (note 2)               (504)       -          -    (1,710)        -         - (1,258,661)(1,234,383)(1,224,179)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
        assets resulting from
        policy transactions                3,008        -          -    53,784         -         -   (415,539)   153,081    743,674
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets          2,894        -          -    53,792         -         - (1,770,419)  (242,979) 3,730,261
Net assets at beginning of year                -        -          -         -         -         - 24,583,102 24,826,081 21,095,820
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $2,894        -          -    53,792         -         - 22,812,683 24,583,102 24,826,081
====================================================================================================================================


                 See accompanying notes to financial statements.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements
December 31, 2001


1. ORGANIZATION

Allianz Life Variable Account A (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). The Variable Account was established on May 31, 1985 and commenced operations September 8, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable life policies issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account, equal to the reserves and other liabilities of the Variable Account are not chargeable with liabilities that arise from any other business which Allianz Life may conduct.

The Variable Account's sub-accounts invest, at net asset values, in one or more of select portfolios of AIM Variable Insurance Funds, Inc., The Alger American Fund, Allianz of America, Inc., Davis Variable Account Fund, Inc., Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds), J.P. Morgan Series Trust II, Oppenheimer Variable Account Funds, Pacific Investment Management Company, Prudential Investments Fund Management, LLC, Seligman Portfolios, Inc., USAllianz Advisers, LLC., and Van Kampen Life Investment Trust, in accordance with the selection made by the contract owner. Not all portfolios are available as investment options for the products which comprise the Variable Account. The investment advisers for each portfolio are listed in the following table.

                                                                                              Specialist
Portfolio                                             Investment Adviser                      Manager\Adviser
---------                                             ------------------                      ---------------
AIM V.I. Capital Appreciation Fund                    AIM Advisors, Inc.                      N\A
AIM V.I. Growth Fund                                  AIM Advisors, Inc.                      N\A
AIM V.I. International Equity Fund                    AIM Advisors, Inc.                      N\A
AIM V.I. Value Fund                                   AIM Advisors, Inc.                      N\A
Alger American MidCap Growth Portfolio                Fred Alger Management, Inc.             N\A
Alger American Leveraged AllCap Portfolio             Fred Alger Management, Inc.             N\A
Davis VA Financial Portfolio                          Davis Selected Advisers, LP             N\A
Davis VA Value Portfolio                              Davis Selected Advisers, LP             N\A
Franklin Aggressive Growth Securities Fund*           Franklin Advisers, Inc.                 N\A
Franklin Global Communications Securities Fund*       Franklin Advisers, Inc.                 N\A
Franklin Global Health Care Securities Fund*          Franklin Advisers, Inc.                 N\A
Franklin Growth and Income Securities Fund*           Franklin Advisers, Inc.                 N\A
Franklin High Income Fund*                            Franklin Advisers, Inc.                 N\A
Franklin Income Securities Fund*                      Franklin Advisers, Inc.                 N\A
Franklin Large Cap Growth Securities Fund*            Franklin Advisers, Inc.                 N\A
Franklin Money Market Fund*                           Franklin Advisers, Inc.                 N\A
Franklin Natural Resources Securities Fund*           Franklin Advisers, Inc.                 N\A
Franklin Real Estate Fund*                            Franklin Advisers, Inc.                 N\A
Franklin Rising Dividends Securities Fund*            Franklin Advisory Services, LLC         N\A
Franklin S&P 500 Index Fund*                          Franklin Advisers, Inc.                 N\A
Franklin Small Cap Fund*                              Franklin Advisers, Inc.                 N\A
Franklin Technology Securities Fund*                  Franklin Advisers, Inc.                 N\A
Franklin U.S. Government Fund*                        Franklin Advisory Services, LLC         N\A
Franklin Value Securities Fund*                       Franklin Advisory Services, LLC         N\A
Franklin Zero Coupon - 2005 Fund                      Franklin Advisers, Inc.                 N\A

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001

1. ORGANIZATION (CONTINUED)

                                                                                               Specialist
 Portfolio                                       Investment Adviser                            Manager\Adviser
 ---------                                       ------------------                            ---------------
Franklin Zero Coupon - 2010 Fund                 Franklin Advisers, Inc.                       N\A
Mutual Discovery Securities Fund*                Franklin Mutual Advisers, LLC                 N\A
Mutual Shares Securities Fund*                   Franklin Mutual Advisers, LLC                 N\A
Oppenheimer Global Securities Fund/VA            OppenheimerFunds, Inc.                        N\A
Oppenheimer High Income Fund/VA                  OppenheimerFunds, Inc.                        N\A
Oppenheimer Main Street Growth & Income Fund/VA  OppenheimerFunds, Inc.                        N\A
PIMCO VIT High Yield Bond Portfolio              Pacific Investment Management Company         N\A
PIMCO VIT StocksPLUS Growth and Income Portfolio Pacific Investment ManagementCompany          N\A
PIMCO VIT Total Return Bond Portfolio            Pacific Investment Management Company         N\A
Seligman Global Technology Fund                  J & W Seligman & Co. Inc.                     N\A
Seligman Small Cap Value Fund                    J & W Seligman & Co. Inc.                     N\A
SP Jennison International Growth Fund*           Prudential Investments Fund Management, LLC   N\A
SP Strategic Partners Focused Growth Fund*       Prudential Investments Fund Management , LLC  N\A
Templeton Asset Strategy Fund*                   Templeton Asset Management Ltd.               N\A
Templeton Developing Markets Securities Fund*    Templeton Asset Management Ltd.               N\A
Templeton Global Income Securities Fund*         Templeton Asset Management Ltd.               N\A
Templeton Growth Securities Fund*                Templeton Global Advisors Limited             N\A
Templeton International Securities Fund*         Franklin Advisers, Inc.                       N\A
Templeton International Smaller Companies Fund*  Templeton Asset Management Ltd.               N\A
Van Kampen LIT Emerging Growth Portfolio*        Van Kampen Asset Management, Inc.             N\A
USAZ Alger American Growth Fund*                 USAllianz Advisers, LLC                       Van Kampen Asset Management, Inc.
USAZ Alger Growth Fund*                          USAllianz Advisers, LLC                       Van Kampen Asset Management, Inc.
USAZ Van Kampen Growth Fund*                     USAllianz Advisers, LLC                       Van Kampen Investment Advisory Corp.
USAZ Van Kampen Growth and Income Fund*          USAllianz Advisers, LLC                       Van Kampen Asset Management, Inc.
USAZ Van Kampen Aggressive Growth Fund*          USAllianz Advisers, LLC                       Van Kampen Investment Advisory Corp.
USAZ Van Kampen Comstock Fund*                   USAllianz Advisers, LLC                       Van Kampen Asset Management, Inc.
USAZ Alliance Capital Technology Fund*           USAllianz Advisers, LLC                       Alliance Capital Management Inc.
USAZ Alliance Capital Large Cap Fund*            USAllianz Advisers, LLC                       Alliance Capital Management Inc.
USAZ Alliance Capital Growth and Income Fund*    USAllianz Advisers, LLC                       Alliance Capital Management Inc.
USAZ PIMCO Value Fund*                           USAllianz Advisers, LLC                       Pacific Investment Management Company
USAZ PIMCO Renaissance Fund*                     USAllianz Advisers, LLC                       Pacific Investment Management Company
USAZ PIMCO Growth & Income Fund*                 USAllianz Advisers, LLC                       Pacific Investment Management Company
USAZ Templeton Developed Markets Fund*           USAllianz Advisers, LLC                       Templeton Investment Counsel, LLC.
AZOA VIP Diversified Assets Fund*                Allianz of America, Inc.                      N\A
AZOA VIP Fixed Income Fund*                      Allianz of America, Inc.                      N\A
AZOA VIP Global Opportunities Fund*              Allianz of America, Inc.                      N\A
AZOA VIP Growth Fund*                            Allianz of America, Inc.                      N\A
AZOA VIP Money Market Fund*                      Allianz of America, Inc.                      N\A


* Portfolio contains class 2 shares which assess 12b-1 fees.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Investments of the Variable Account are valued daily at market value using net asset values provided by the investment advisers of the portfolios .

Realized investment gains include realized gain distributions received from the respective portfolios and gains on the sale of portfolio shares as determined by the average cost method. Realized gain distributions are reinvested in the respective portfolios. Dividend distributions received from the portfolios are reinvested in additional shares of the portfolios and are recorded as income to the Variable Account on the ex-dividend date.

A Fixed Account investment option is available to USAllianz Variable LifeFund, USAllianz VUL, Value Life, and Single Premium Variable Life Policy owners. This account is comprised of equity and fixed income investments which are part of the general assets of Allianz Life. The liabilities of the Fixed Account are part of the general obligations of Allianz Life and are not included in the Variable Account. The guaranteed minimum rate of return on the Fixed Account is 3%.

Available investment options, including the date the investment option was available for each product, as of December 31, 2001 are listed in the following table.


                                                    USAllianz Variable
                                                    LifeFund and              Single Premium
 Portfolio                                          USAllianz VUL             Variable Life            ValueLife
 ---------                                          ------------------        --------------           ---------
AIM V.I. Capital Appreciation Fund                  11/5/01
AIM V.I. International Equity Fund                  11/5/01
AIM V.I. Value Fund                                 11/5/01
AZOA VIP Diversified Assets Fund                    11/5/01                   11/11/99                 11/11/99
AZOA VIP Fixed Income Fund                          11/5/01                   11/11/99                 11/11/99
AZOA VIP Global Opportunities Fund                  11/5/01                   11/5/01                  11/5/01
AZOA VIP Growth Fund                                11/5/01                   11/11/99                 11/11/99
AZOA VIP Money Market Fund                          11/5/01                   11/5/01                  11/5/01
Alger American MidCap Growth Portfolio              11/5/01
Davis VA Financial Portfolio                        11/5/01
Davis VA Value Portfolio                            11/5/01
Franklin Global Communications Securities Fund      11/5/01                   3/11/88                  6/30/94
Franklin Growth and Income Securities Fund          11/5/01                   3/11/88                  6/30/94
Franklin High Income Fund                           11/5/01                   3/11/88                  6/30/94
Franklin Income Securities Fund                     11/5/01                   11/11/89                 6/30/94
Franklin Large Cap Growth Securities Fund           11/5/01                   5/1/96                   5/1/96
Franklin Real Estate Fund                           11/5/01                   3/11/88                  6/30/94
Franklin Rising Dividends Securities Fund           11/5/01                   1/24/92                  6/30/94
Franklin S&P 500 Index Fund                         11/5/01                   11/11/99                 11/11/99


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

                                                    USAllianz Variable
                                                    LifeFund and              Single Premium
 Portfolio                                          USAllianz VUL             Variable Life            ValueLife
 ---------                                          ------------------        --------------           ---------
Franklin Small Cap Fund                             11/5/01                   11/1/95                  11/1/95
Franklin U.S. Government Fund                       11/5/01                   3/11/88                  6/30/94
Franklin Value Securities Fund                      11/5/01                   5/1/98                   5/1/98
Franklin Zero Coupon Fund 2005                      11/5/01                   3/11/88                  6/30/94
Franklin Zero Coupon Fund 2010                      11/5/01                   3/11/88                  6/30/94
Mutual Discovery Securities Fund                    11/5/01                   11/8/96                  11/8/96
Mutual Shares Securities Fund                       11/5/01                   11/8/96                  11/8/96
Oppenheimer Global Securities Fund/VA               11/5/01
Oppenheimer High Income Fund/VA                     11/5/01
Oppenheimer Main Street Growth & Income Fund/VA     11/5/01
PIMCO VIT High Yield Bond Portfolio                 11/5/01                   11/5/01                  11/5/01
PIMCO VIT StocksPLUS Growth and Income Portfolio    11/5/01                   11/5/01                  11/5/01
PIMCO VIT Total Return Bond Portfolio               11/5/01                   11/5/01                  11/5/01
SP Jennison International Growth Portfolio          11/5/01                   5/1/01                   5/1/01
SP Strategic Partners Focused Growth Portfolio      11/5/01                   5/1/01                   5/1/01
Seligman Global Technology Portfolio                11/5/01
Seligman Small-Cap Value Portfolio                  11/5/01
Templeton Developing Markets Securities Fund        11/5/01                   7/31/94                  7/31/94
Templeton Growth Securities Fund                    11/5/01                   7/31/94                  7/31/94
Templeton International Securities Fund             11/5/01                   1/24/92                  6/30/94
USAZ Alliance Capital Growth and Income Fund        11/5/01                   11/5/01                  11/5/01
USAZ Alliance Capital Large Cap Growth Fund         11/5/01                   11/5/01                  11/5/01
USAZ Alliance Capital Technology Fund               11/5/01                   11/5/01                  11/5/01
USAZ American Growth Fund                           11/5/01                   5/1/01                   5/1/01
USAZ Growth Fund                                    11/5/01                   5/1/01                   5/1/01
USAZ PIMCO Growth and Income Fund                   11/5/01                   11/5/01                  11/5/01
USAZ PIMCO Renaissance Fund                         11/5/01                   11/5/01                  11/5/01
USAZ PIMCO Value Fund                               11/5/01                   11/5/01                  11/5/01
USAZ Templeton Developed Markets Fund               11/5/01                   11/5/01                  11/5/01
USAZ Van Kampen Aggressive Growth Fund              11/5/01                   5/1/01                   5/1/01
USAZ Van Kampen Comstock Fund                       11/5/01                   5/1/01                   5/1/01
USAZ Van Kampen Growth Fund                         11/5/01                   5/1/01                   5/1/01
USAZ Van Kampen Growth and Income Fund              11/5/01                   5/1/01                   5/1/01
Van Kampen LIT Emerging Growth                      11/5/01                   5/1/01                   5/1/01


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

During the period ended December 31, 2001 and the year ended December 31, 2000, several portfolios were closed to new money. The portfolio name and effective date of the closure are summarized in the following table.

Portfolio                                            Date Closed
---------                                            -----------
Alger American Growth Portfolio                      May 1,2001
Alger American Leveraged AllCap Portfolio            May 1,2001
AIM V.I. Growth Fund                                 November 5, 2001
Franklin Aggressive Growth Securities Fund           November 5, 2001
Franklin Global Health Care Securities Fund          November 5, 2001
Franklin Money Market Fund                           November 5, 2001
Franklin Natural Resources Securities Fund           November 5, 2001
Franklin Technology Securities Fund                  November 5, 2001
Templeton Asset Strategy Fund                        November 5, 2001
Templeton Global Income Securities Fund              November 5, 2001
Templeton International Smaller Companies Fund       November 5, 2001

The Franklin Zero Coupon Fund-2000 and the Templeton Pacific Growth Fund were closed on December 15, 2000 and March 29, 2001, respectively. During the years ended December 31, 2001 and 2000, several portfolios changed their name as summarized, with the effective date of the change, in the following table.

Current Portfolio                                    Prior Portfolio Name                      Effective Date
-----------------                                    --------------------                      --------------
Franklin Growth and Income Securities Fund           Franklin Growth and Income Fund           May 1, 2000
Templeton Asset Strategy Fund                        Templeton Global Asset Allocation Fund    May 1, 2000
Templeton Developing Markets Securities Fund         Templeton Developing Markets Equity Fund  May 1, 2000
Templeton Growth Securities Fund                     Templeton Global Growth Fund              May 1, 2000
Templeton International Securities Fund              Templeton International Equity Fund       May 1, 2000
Templeton Pacific Growth Securities Fund             Templeton Pacific Growth Fund             May 1, 2000
Seligman Global Technology Portfolio                 Seligman Global Technology Fund           May 1, 2001
Seligman Small Cap Value Portfolio                   Seligman Small Cap Value Fund             May 1, 2001
SP Jennison International Growth Portfolio           SP Jennison International Growth Fund     May 1, 2001
SP Strategic Partners Focused Growth Portfolio       SP Strategic Partners Focused Growth Fund May 1, 2001
AZOA VIP Diversified Assets Fund                     USAllianz VIP Diversified Assets Fund     November 5, 2001
AZOA VIP Fixed Income Fund                           USAllianz VIP Fixed Income Fund           November 5, 2001
AZOA VIP Global Opportunities Fund                   USAllianz VIP Global Opportunities Fund   November 5, 2001
AZOA VIP Growth Fund                                 USAllianz VIP Growth Fund                 November 5, 2001
AZOA VIP Money Market Fund                           USAllianz VIP Money Market Fund           November 5, 2001
USAZ Alger American Growth Fund                      USAllianz American Growth Fund            November 5, 2001
USAZ Alger Growth Fund                               USAllianz Strategic Growth Fund           November 5, 2001
USAZ Van Kampen Growth Fund                          USAllianz Capital Growth Fund             November 5, 2001

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Current Portfolio                                    Prior Portfolio Name                     Effective Date
-----------------                                    --------------------                     --------------
USAZ Van Kampen Growth and Income Fund               USAllianz Growth and Income Fund         November 5, 2001
USAZ Van Kampen Aggressive Growth Fund               USAllianz Aggressive Growth Fund         November 5, 2001
USAZ Van Kampen Comstock Fund                        USAllianz Comstock Fund                  November 5, 2001
Van Kampen LIT Emerging Growth Portfolio             Van Kampen LIT Emerging Growth           November 5, 2001

EXPENSES

ASSET BASED EXPENSES

A mortality and expense risk charge is deducted from the Variable Account on a daily basis equal, on an annual basis, to .60% for USAllianz Variable Universal Life, ValueLife, and Single Premium Variable Life, and 2% for USAllianz Variable LifeFund of the daily net assets of the Variable Account.

An administrative charge is deducted from the Variable Account on a daily basis equal, on an annual basis, to .15%, for ValueLife and Single Premium Variable Life, of the daily net assets of the Variable Account.

CONTRACT BASED EXPENSES

A cost of insurance charge is deducted against each ValueLife and Single Premium Variable Life policy by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total cash surrender value). An Insurance Risk Charge is deducted for each USAllianz Variable LifeFund and USAllianz Variable Universal Life policy. The charge is deducted from the Accumulation Value, by liquidating units, for the cost of insurance coverage provided in the month following the charge. Total cost of insurance charges and insurance risk charges paid by the policy owners for the period ended December 31, 2001, and the years ended December 31, 2000, and 1999 were $1,083,154, $1,042,625, and $1,024,902, respectively.

A deferred issue charge is deducted annually, at the end of the policy year, from ValueLife and Single Premium Variable Life contracts for the first ten policy years by liquidating units. The amount of the charge is 7% of the single premium consisting of 2.5% for premium taxes, 4% for sales charge and .5% for policy issue charge (in the State of California, 2.35%, 4.15% and .5%, respectively). If the policy is surrendered before the full amount is collected, the uncollected portion of this charge is deducted from the account value. For USAllianz Variable LifeFund and USAllianz Variable Universal Life, the maximum surrender charge, on a full surrender, is a certain dollar amount per $1,000 of the Specified Amount. It will differ according to the insured's issue age, sex (where permitted), risk classification and the initial Specified Amount. Currently, Allianz does not assess this charge. Total deferred issue charges paid by the policy owners for the period ended December 31, 2001, and the years ended December 31, 2000, and 1999 were $47,323, $48,565, and $42,540, respectively.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES (CONTINUED)

A policy charge is deducted on each monthly anniversary date from ValueLife and Single Premium Variable Life contracts by liquidating units. The amount of the charge is equal to 2.5% of each premium payment for premium taxes plus $20 per month for the first policy year and $9 per month guaranteed thereafter. Currently, Allianz Life has agreed to voluntarily limit the charge to $5 per month after the first policy year. On the monthly anniversary date of a USAllianz Variable LifeFund or USAllianz Variable Universal Life contract, Allianz deducts from the Accumulation Value an administrative charge of $14 per policy month for the first 5 policy years (and after the first 5 years after the effective date of a Specified Amount increase) and $4 per policy month thereafter. A premium charge, for USAllianz Variable LifeFund and USAllianz Variable Universal Life, is deducted from each premium payment and is used to pay for expenses related to premiums, including premium taxes charged by some states and other governmental entities, and premium collection expenses. Currently, the charge is equal to 3.5% of each premium payment for the first 5 policy years (and for 5 years after the effective date of a Specified Amount) and drops to 1.75% of each premium payment thereafter. This charge cannot exceed 5%. Total policy charges paid by the policy owners for the period ended December 31, 2001, and the years ended December 31, 2000, and 1999 were $128,184, $143,193, and $167,757, respectively.

Twelve free transfers are permitted each contract year. Thereafter, the fee is the lesser of $25 or 2% of the amount transferred for ValueLife and Single Premium Variable Life and $25 for all transfers for USAllianz Variable LifeFund. No transfer charges were paid by the policy owners during the period ended December 31, 2001 or the years ended December 31, 2000, and 1999, respectively. Net transfers (to)/from the Fixed Account during the period ended December 31, 2001 and the years ended December 31, 2000, and 1999 were ($944), $1,827, and ($314,715), respectively.

A No Lapse Guarantee charge is deducted on each monthly anniversary for USAllianz Variable LifeFund and USAllianz Variable Universal Life contracts. The No Lapse Guarantee charge of $0.01 per $1,000 of the Specified Amount is deducted from the Accumulation Value of the contract, while the No Lapse Guarantee is in effect. No Lapse Guarantee charges were paid by the policy owners during the period ended December 31, 2001.

A charge for the USAllianz Variable LifeFund Riders is deducted per $1,000 of Specified Amount minus any policy loan amount on the monthly anniversary date of the contract. The rate varies by the insured's issue age, risk classification, sex (where allowed) and Specified Amount. The rate per $1,000 for a standard or better risk has a range from $0.85 to $14.41. The rates may be higher in those states where some of the benefits do not result in a reduction in death benefits. No charges for LifeFund Riders were paid by the policy owners during the period ended December 31, 2001.

A charge for Increased Annuity Payment Rider, on a USAllianz Variable LifeFund or USAllianz Variable Universal Life contract, is deducted monthly per $100 of the basic annuity payment. The charge per $100 of the basic annuity payment currently ranges from $0.70 to $7.38. The maximum charge per $100 of basic annuity payment ranges from $.095 to $9.97. No charges for the Increased Annuity Payment Rider were paid by the Policy owners during the period ended December 31, 2001.

The cost of insurance, insurance risk charge, deferred issue, policy and transfer charges, No Lapse Guarantee charge, charge for the LifeFund Riders, and charge for Increased Annuity Payment Rider, paid are reflected in the Statements of Changes in Net Assets as Other transactions.

3. FEDERAL INCOME TAXES

Operations of the Variable Account form a part of, and are taxed with, operations of Allianz Life.

Allianz Life does not expect to incur any federal income taxes in the operation of the Variable Account. If, in the future, Allianz Life determines that the Variable Account may incur federal income taxes, it may then assess a charge against the Variable Account for such taxes.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


4. PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for year ended December 31, 2001 are as follows.

                                                                                       COST OF             PROCEEDS
PORTFOLIO                                                                             PURCHASES           FROM SALES
---------                                                                             ---------           ----------
AIM V.I. Growth Fund                                                                  $ 27,457              (46,084)
Alger American Growth Portfolio                                                         35,858              (52,488)
Alger American Leveraged AllCap Portfolio                                               15,180              (14,904)
Franklin Money Market Fund                                                             418,755             (611,282)
Franklin Growth and Income Securities Fund                                             503,248             (230,638)
Franklin Natural Resources Securities Fund                                             139,461              (31,941)
Franklin Real Estate Fund                                                               60,797             (102,879)
Franklin Global Communications Securities Fund                                         389,870             (238,211)
Franklin High Income Fund                                                              215,128             (100,865)
Templeton Global Income Securities Fund                                                 22,006              (45,607)
Franklin Income Securities Fund                                                        267,775             (180,616)
Franklin U.S. Government Fund                                                          126,213             (151,318)
Franklin Zero Coupon Fund 2005                                                          73,328              (64,364)
Franklin Zero Coupon Fund 2010                                                          58,302              (11,357)
Franklin Rising Dividends Securities Fund                                              186,108             (108,551)
Templeton Pacific Growth Securities Fund                                                13,451             (275,236)
Templeton International Securities Fund                                                923,842             (232,866)
Templeton Developing Markets Securities Fund                                            81,244              (69,469)
Templeton Growth Securities Fund                                                       645,625             (239,939)
Templeton Asset Strategy Fund                                                           25,515               (6,968)
Franklin Small Cap Fund                                                                132,076             (181,463)
Franklin Large Cap Growth Securities Fund                                              288,780             (246,575)
Templeton International Smaller Companies Fund                                          36,844               (2,031)
Mutual Discovery Securities  Fund                                                      113,047              (30,493)
Mutual Shares Securities  Fund                                                         208,050              (85,790)
Franklin Global Health Care Securities Fund                                            164,953              (36,141)
Franklin Value Securities Fund                                                          36,750               (5,306)
Franklin Aggressive Growth Securities Fund                                               2,986               (1,215)
Franklin Technology Securities Fund                                                     15,400               (3,855)
Franklin S&P 500 Index Fund                                                             86,690              (56,710)
PIMCO VIT Total Return Bond Portfolio                                                   16,164                  (85)
PIMCO VIT StocksPLUS Growth and Income                                                   2,906                  (36)
PIMCO VIT High Yield Bond Portfolio                                                      3,807                  (27)
SP Strategic Partners Focused Growth Portfolio                                             391                   (8)
AZOA Growth Fund                                                                         3,305                 (362)
AZOA Global Opportunities Fund                                                              44
AZOA Fixed Income Fund                                                                   9,401                  (13)
AZOA Diversified Assets Fund                                                             6,732              (30,466)
AZOA Money Market Fund                                                                  56,001               (2,159)
USAZ Van Kampen Aggressive Growth Fund                                                   2,722                  (85)
USAZ Alger American Growth Fund                                                          8,139                 (100)
USAZ Van Kampen Capital Growth Fund                                                      5,169                  (66)
USAZ Van Kampen Comstock Fund                                                           37,071                 (489)
USAZ Van Kampen Growth and Income Fund                                                     106                  (54)
USAZ Alger Strategic Growth Fund                                                        24,328                 (268)

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                       COST OF             PROCEEDS
PORTFOLIO                                                                             PURCHASES           FROM SALES
---------                                                                             ---------           ----------
USAZ Alliance Capital Growth and Income Fund                                            14,280                  (60)
USAZ Alliance Capital Large Cap Growth Fund                                              4,196                   (2)
USAZ Alliance Capital Technology Fund                                                      143                  (21)
USAZ PIMCO Growth and Income Fund                                                        4,396                  (16)
USAZ PIMCO Renaissance Fund                                                             21,686                 (130)
USAZ PIMCO Value Fund                                                                    6,685                  (83)
Van Kampen Emerging Growth Fund                                                         14,067                 (285)

5. POLICY TRANSACTIONS - UNIT ACTIVITY

Transactions in units for each fund for the years ended December 31, 2001, 2000, and 1999 were as follows.

                                                           ALGER    FRANKLIN  FRANKLIN      FRANKLIN   FRANKLIN
                                          AIM     ALGER   AMERICAN AGGRESSIVE  GLOBAL        GLOBAL   GROWTH AND FRANKLIN  FRANKLIN
                                          V.I.   AMERICAN LEVERAGED  GROWTH COMMUNICATIONS HEALTH CARE  INCOME     HIGH     INCOME
                                         GROWTH   GROWTH   ALLCAP  SECURITIES SECURITIES   SECURITIES SECURITIES  INCOME  SECURITIES
                                          FUND  PORTFOLIO PORTFOLIO   FUND      FUND           FUND      FUND      FUND      FUND
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998       -        -         -        -     50,549           776     67,901    67,218   61,071
Policy transactions:
 Purchase payments                           6       27        24        -      2,513             -      9,794     1,690    7,313
 Transfers between funds                 9,424   10,207       546        -      2,372         4,350      3,569   (13,852)  (9,019)
 Surrenders and terminations                 -        -         -        -     (2,487)            -     (3,906)     (778)  (5,700)
 Policy loan transactions                    -        -         -        -     (1,632)            -       (776)    4,472   (1,326)
 Other transactions                         (2)      (7)       (3)       -     (1,783)         (176)    (4,992)   (1,561)  (3,782)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions      9,428   10,227       567        -     (1,017)        4,174      3,689   (10,029) (12,514)
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999  9,428   10,227       567        -     49,532         4,950     71,590    57,189   48,557
====================================================================================================================================
Policy transactions:
 Purchase payments                       3,057    2,401     2,585        -      2,534           670      7,352     1,335    4,725
 Transfers between funds                16,754    9,105    14,072       21      3,840         7,097     (8,380)     (324)  (8,608)
 Surrenders and terminations               (61)    (113)       (8)       -     (1,346)           (2)    (2,009)     (839)  (2,375)
 Policy loan transactions                4,191    4,417      (315)       -       (340)         (155)      (305)      (85)     152
 Other transactions                     (1,262)  (1,042)   (1,072)      (6)    (2,139)         (390)    (4,095)   (1,296)  (2,578)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions     22,679   14,768    15,262       15      2,549         7,220     (7,437)   (1,209)  (8,684)
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2000 32,107   24,995    15,829       15     52,081        12,170     64,153    55,980   39,873
====================================================================================================================================
Policy transactions:
 Purchase payments                       5,423    1,154     1,156      277      4,537           757      6,101     1,144    3,556
 Transfers between funds                (5,594)  (5,470)      205      223     (4,819)        7,539      1,483    (1,218)     965
 Surrenders and terminations              (250)      27       (63)       0     (1,713)         (335)    (2,043)   (1,651)  (2,717)
 Policy loan transactions                 (912)    (369)      (15)      (6)      (508)            1     (1,003)     (204)    (900)
 Other transactions                     (2,604)  (1,494)   (1,708)    (207)    (2,572)         (788)    (4,017)   (1,304)  (2,406)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions     (3,937)  (6,152)     (425)     287     (5,075)        7,174        520    (3,234)  (1,502)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 2001  28,170   18,843    15,404      302     47,006        19,344     64,673    52,747   38,372
====================================================================================================================================


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)

                                         FRANKLIN           FRANKLIN             FRANKLIN
                                         LARGE CAP FRANKLIN  NATURAL   FRANKLIN   RISING   FRANKLIN  FRANKLIN   FRANKLIN   FRANKLIN
                                           GROWTH    MONEY  RESOURCES    REAL    DIVIDENDS  S&P 500   SMALL    TECHNOLOGY     U.S.
                                        SECURITIES  MARKET  SECURITIES  ESTATE  SECURITIES   INDEX     CAP     SECURITIES GOVERNMENT
                                           FUND      FUND     FUND       FUND      FUND       FUND     FUND        FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998    20,496    112,248  13,373     22,103    45,571         -    54,335          -      38,233
Policy transactions:
 Purchase payments                           121     63,552     994      3,616     7,371        18     6,412          -       1,517
 Transfers between funds                  24,283    (88,436) 13,577      1,406     7,234    12,857     2,514          -       5,003
 Surrenders and terminations                   -       (303)   (385)    (1,034)   (2,659)        -    (1,091)         -        (178)
 Policy loan transactions                      -    (12,282)   (121)      (148)     (360)        -      (330)         -        (245)
 Other transactions                         (541)    (2,142)   (648)    (1,924)   (4,136)       (8)   (3,631)         -      (1,327)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions       23,863    (39,611) 13,417      1,916     7,450    12,867     3,874          -       4,770
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999   44,359     72,637  26,790     24,019    53,021    12,867    58,209          -      43,003
====================================================================================================================================
Policy transactions:
 Purchase payments                         1,343      5,915     713      2,272     5,536     3,642     5,132        282       1,160
 Transfers between funds                  13,772      2,914  (3,207)    (4,323)   (6,292)   43,825    13,434      1,110         174
 Surrenders and terminations                (505)   (10,521)   (332)      (718)   (2,458)     (118)   (1,717)         -      (1,177)
 Policy loan transactions                   (209)     1,024     (51)       (58)     (317)     (243)     (260)         -          79
 Other transactions                       (1,367)    (1,870)   (816)    (1,455)   (3,523)   (2,075)   (3,530)      (126)     (1,137)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions       13,034     (2,538) (3,693)    (4,282)   (7,054)   45,031    13,059      1,266        (901)
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2000   57,393     70,099  23,097     19,737    45,967    57,898    71,268      1,266      42,102
====================================================================================================================================
Policy transactions:
 Purchase payments                         1,844      2,638     727      1,644     4,297     4,490     7,334      1,158         980
 Transfers between funds                  (3,529)   (10,815)  7,572     (1,191)    2,044     4,545    (3,244)     1,497        (675)
 Surrenders and terminations              (5,712)    (1,538)   (627)      (547)   (1,679)     (115)     (504)         0      (2,603)
 Policy loan transactions                      3       (242)    (70)      (189)     (217)   (1,534)     (512)      (194)        (78)
 Other transactions                       (2,031)    (1,746)   (812)    (1,319)   (3,210)   (3,836)   (4,547)      (620)     (1,066)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions       (9,425)   (11,703)  6,790     (1,601)    1,234     3,550    (1,473)     1,841      (3,441)
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2001   47,968     58,395  29,887     18,136    47,201    61,448    69,795      3,107      38,661
====================================================================================================================================


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)

                                                   FRANKLIN FRANKLIN FRANKLIN                                 PIMCO VIT    PIMCO VIT
                                          FRANKLIN   ZERO     ZERO    ZERO    MUTUAL    MUTUAL    PIMCO VIT   STOCKSPLUS     TOTAL
                                            VALUE   COUPON   COUPON  COUPON  DISCOVERY  SHARES   HIGH YIELD    GROWTH &      RETURN
                                         SECURITIES  FUND     FUND    FUND  SECURITIES SECURITIES   BOND        INCOME        BOND
                                            FUND     2000     2005    2010     FUND      FUND     PORTFOLIO    PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998       399    13,016   11,778  11,597   36,029    86,534         -             -            -
Policy transactions:
Purchase payments                              -         -        -       -        -     6,655         -             -            -
Transfers between funds                      351         -        -      36    3,795    (4,569)        -             -            -
Surrenders and terminations                    -         -        -       -        -    (3,954)        -             -            -
Policy loan transactions                       -      (200)       -      (6)     (15)       44         -             -            -
Other transactions                            (8)     (140)    (139)   (205)    (694)   (4,023)        -             -            -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions          343      (340)    (139)   (175)   3,086    (5,847)        -             -            -
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999      742    12,676   11,639  11,422   39,115    80,687         -             -            -
====================================================================================================================================
Policy transactions:
Purchase payments                              3         -        -       -      133     5,167         -             -            -
Transfers between funds                     (207)  (10,857)    (347)      -   (2,803)  (15,201)        -             -            -
Surrenders and terminations                  (10)   (1,716)       -       -      (28)     (646)        -             -            -
Policy loan transactions                       -        (6)       -      (6)     (18)    1,669         -             -            -
Other transactions                            (9)      (97)    (118)   (159)    (663)   (3,142)        -             -            -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions         (223)  (12,676)    (465)   (165)  (3,379)  (12,153)        -             -            -
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2000      519         -   11,174  11,257   35,736    68,534         -             -            -
====================================================================================================================================
Policy transactions:
Purchase payments                          1,495         -       10       9      263     4,284        11            16          254
Transfers between funds                    2,129         -    1,179      55      881     2,501       378           272        1,281
Surrenders and terminations                 (449)        -   (1,592)      -       (3)     (372)        -             -            1
Policy loan transactions                       -         -        -      (6)     (18)     (426)        -             -            -
Other transactions                          (144)        -     (118)   (168)    (789)   (3,262)       (5)           (5)         (17)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions        3,030         -     (520)   (110)     334     2,725       384           283        1,519
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2001    3,550         -   10,654  11,148   36,070    71,259       384           283        1,519
====================================================================================================================================

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001

5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)

                                     SP STRATEGIC         TEMPLETON  TEMPLETON                         TEMPLETON TEMPLETON
                                       PARTNERS TEMPLETON DEVELOPING   GLOBAL  TEMPLETON  TEMPLETON INTERNATIONAL PACIFIC VAN KAMPEN
                                        FOCUSED    ASSET    MARKETS    INCOME    GROWTH  INTERNATIONAL  SMALLER   GROWTH   EMERGING
                                         GROWTH  STRATEGY SECURITIES SECURITIES SECURITIES SECURITIES  COMPANIES SECURITIES GROWTH
                                       PORTFOLIO   FUND      FUND       FUND      FUND       FUND         FUND      FUND   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998      -     17,144    70,793     10,487    109,847    94,761       1,899     32,474        -
Policy transactions:
Purchase payments                           -         97    12,797      2,351     17,440    15,075           -      7,406        -
Transfers between funds                     -          -      (292)      (416)    29,397    (1,898)      1,448      2,890        -
Surrenders and terminations                 -          -    (5,532)      (354)    (5,394)   (8,060)          -       (672)       -
Policy loan transactions                    -        (17)     (539)      (312)    (1,166)   (1,465)          -       (168)       -
Other transactions                          -       (302)   (5,779)    (1,070)    (9,072)   (7,285)        (46)    (3,497)       -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions         -       (222)      655        199     31,205    (3,633)      1,402      5,959        -
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999     -     16,922    71,448     10,686    141,052    91,128       3,301     38,433        -
====================================================================================================================================
Policy transactions:
Purchase payments                           -         52    11,310      1,863     15,727    11,396          17      7,188        -
Transfers between funds                     -        (10)   (9,182)    (2,073)    (8,316)   (9,529)       (490)    (6,552)       -
Surrenders and terminations                 -        (26)   (1,608)      (833)    (2,401)   (2,727)         (1)    (1,086)       -
Policy loan transactions                    -        (22)   (1,007)       (55)       230       576           -        (30)       -
Other transactions                          -       (291)   (4,733)      (939)    (8,981)   (6,191)        (56)    (3,415)       -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions         -       (297)   (5,220)    (2,037)    (3,741)   (6,475)       (530)    (3,895)       -
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2000     -     16,625    66,228      8,649    137,311    84,653       2,771     34,538        -
====================================================================================================================================
Policy transactions:
Purchase payments                          26        116    12,542      1,452     13,096    12,347         553      1,426      181
Transfers between funds                    22         27    (1,245)    (1,451)      (465)   10,141       2,938    (34,553)   1,410
Surrenders and terminations                 -        (29)   (2,981)      (448)    (3,938)   (3,570)         (2)      (529)       1
Policy loan transactions                    -        (22)   (1,074)      (113)    (2,747)   (1,736)          -         (1)       -
Other transactions                         (2)      (355)   (5,331)      (793)    (9,064)   (7,149)       (148)      (881)     (43)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions        46       (264)    1,911     (1,353)    (3,118)   10,033       3,341    (34,538)   1,549
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2001    46     16,361    68,140      7,296    134,193    94,686       6,112          -    1,549
====================================================================================================================================


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001

5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)

                                                                                  USAZ                  USAZ     USAZ  USAZ ALLIANCE
                                                   USAZ ALGER  USAZ     USAZ    VAN KAMPEN    USAZ    ALLIANCE ALLIANCE   CAPITAL
                                                    AMERICAN   ALGER VAN KAMPEN AGGRESSIVE VAN KAMPEN CAPITAL   LARGE   CAP GROWTH
                                                     GROWTH   GROWTH   GROWTH    GROWTH     COMSTOCK TECHNOLOGY GROWTH   & INCOME
                                                      FUND     FUND     FUND      FUND        FUND      FUND     FUND      FUND
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998                   -        -       -         -            -         -        -         -
Policy transactions:
Purchase payments                                        -        -       -         -            -         -        -         -
Transfers between funds                                  -        -       -         -            -         -        -         -
Surrenders and terminations                              -        -       -         -            -         -        -         -
Policy loan transactions                                 -        -       -         -            -         -        -         -
Other transactions                                       -        -       -         -            -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions                      -        -       -         -            -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999                  -        -       -         -            -         -        -         -
====================================================================================================================================
Policy transactions:
Purchase payments                                        -        -       -         -            -         -        -         -
Transfers between funds                                  -        -       -         -            -         -        -         -
Surrenders and terminations                              -        -       -         -            -         -        -         -
Policy loan transactions                                 -        -       -         -            -         -        -         -
Other transactions                                       -        -       -         -            -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions                      -        -       -         -            -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2000                  -        -       -         -            -         -        -         -
====================================================================================================================================
Policy transactions:
Purchase payments                                      828    1,004     116        61          329        10       21       109
Transfers between funds                                 64    1,602     490       268        3,661         4      396     1,305
Surrenders and terminations                             40       41       -         -            1         -        -         -
Policy loan transactions                                 -       (6)      -         -            -         -        3         -
Other transactions                                     (66)    (104)     (8)      (22)         (62)       (2)      (1)       (8)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions                    866    2,537     598       307        3,929        12      419     1,406
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2001                866    2,537     598       307        3,929        12      419     1,406
====================================================================================================================================


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001

5. POLICY TRANSACTIONS - UNIT ACTIVITY (CONTINUED)

                                              USAZ      USAZ        USAZ     AZOA VIP  AZOA VIP  AZOA VIP    AZOA  AZOA VIP
                                             PIMCO      PIMCO     GROWTH &  DIVERSIFIED  FIXED    GLOBAL      VIP    MONEY     TOTAL
                                             VALUE   RENAISSANCE   INCOME     ASSETS    INCOME OPPORTUNITIES GROWTH  MARKET     ALL
                                              FUND      FUND        FUND       FUND      FUND      FUND      FUND     FUND     FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1998           -        -           -          -        -        -        -           - 1,050,632
Policy transactions:
Purchase payments                                -        -           -          -        -        -        -           -   166,789
Transfers between funds                          -        -           -          -        -        -        -           -    16,777
Surrenders and terminations                      -        -           -          -        -        -        -           -    42,487)
Policy loan transactions                         -        -           -          -        -        -        -           -   (16,592)
Other transactions                               -        -           -          -        -        -        -           -   (58,923)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions              -        -           -          -        -        -        -           -    65,564
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999          -        -           -          -        -        -        -           - 1,116,196
====================================================================================================================================
Policy transactions:
Purchase payments                                -        -           -         36        -        -        -           -   103,546
Transfers between funds                          -        -           -        361        -        -        -           -    29,778
Surrenders and terminations                      -        -           -          -        -        -        -           -   (35,381)
Policy loan transactions                         -        -           -      2,269        -        -        -           -    11,124
Other transactions                               -        -           -        (45)       -        -        -           -   (58,619)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions              -        -           -      2,621        -        -        -           -    50,448
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2000          -        -           -      2,621        -        -        -           - 1,166,644
====================================================================================================================================
Policy transactions:
Purchase payments                              255      266          58        154        -        4      140       4,892   105,545
Transfers between funds                        411    1,880         383     (2,449)     800        -      301         724   (15,138)
Surrenders and terminations                      -        1           -        (63)       -        -        -         (17)  (35,979)
Policy loan transactions                         -        -           -         (3)       -        -        -          22   (13,075)
Other transactions                             (19)     (22)         (5)       (96)      (1)       -      (66)       (244)  (65,288)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units
 resulting from policy transactions            647    2,124         436     (2,457)     799        4      375       5,378   (23,935)
------------------------------------------------------------------------------------------------------------------------------------
 Units outstanding at December 31, 2001        647    2,124         436        164      799        4      375       5,378 1,142,711
====================================================================================================================================


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001

6. FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, investment income ratio, and total return for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001 follows:

                                                  AT DECEMBER 31                        FOR THE PERIOD ENDED DECEMBER 31, 2001
                                 --------------------------------------------   ----------------------------------------------------
                                        UNITS     UNIT FAIR VALUE      NET        INVESTMENT    EXPENSE RATIO       TOTAL RETURN
                                     OUTSTANDING LOWEST TO HIGHEST   ASSETS      INCOME RATIO LOWEST TO HIGHEST* LOWEST TO HIGHEST**
                                 --------------------------------------------   ----------------------------------------------------
AIM V.I. Growth Fund                   28,870       $5.75 to $5.75    161,841       0.19%      0.75% to 0.75%     -34.38% to -34.38%
Alger American Growth Portfolio        18,843       $8.09 to $8.09    152,509       0.26%      0.75% to 0.75%     -12.48% to -12.48%
Alger American Leveraged
        AllCap Portfolio               15,504       $7.58 to $7.58    116,718       0.00%      0.75% to 0.75%     -16.56% to -16.56%
Franklin Aggressive Growth
        Securities Fund                   302       $5.80 to $5.80      1,753       0.15%      0.75% to 0.75%     -23.26% to -23.26%
Franklin Global Communications
        Securities Fund                47,006     $16.54 to $22.32  1,048,989       0.08%      0.60% to 2.00%     -30.80% to -29.77%
Franklin Global Health Care
        Securities Fund                19,344     $14.35 to $14.35    277,522       0.18%      0.75% to 0.75%     -13.83% to -13.83%
Franklin Growth and Income
        Securities Fund                64,673     $27.04 to $48.91  3,163,167       0.32%      0.60% to 2.00%       -4.22% to -2.76%
Franklin High Income Fund              52,747     $16.98 to $21.81  1,150,285      17.33%      0.60% to 2.00%         2.11% to 3.55%
Franklin Income Securities Fund        38,372     $25.17 to $29.83  1,135,901       7.36%      0.60% to 2.00%        -1.25% to 0.22%
Franklin Large Cap Growth
        Securities Fund                47,968     $17.69 to $19.15    918,227       0.56%      0.60% to 2.00%     -13.19% to -11.92%
Franklin Money Market Fund             58,395     $19.13 to $19.13  1,116,997       4.06%      0.75% to 0.75%         3.13% to 3.13%
Franklin Natural Resources
        Securities Fund                29,887     $13.35 to $13.35    398,947       0.99%      0.75% to 0.75%     -19.74% to -19.74%
Franklin Real Estate Fund              18,136     $27.28 to $35.72    647,783       4.27%      0.60% to 2.00%         5.74% to 7.37%
Franklin Rising Dividends
        Securities Fund                47,201     $23.60 to $27.09  1,271,595       0.09%      0.60% to 2.00%       11.31% to 13.05%
Franklin S&P 500 Index Fund            61,448       $8.02 to $8.28    508,957       1.00%      0.60% to 2.00%     -14.56% to -12.97%
Franklin Small Cap Fund                69,795     $19.13 to $20.86  1,453,668       0.51%      0.60% to 2.00%     -16.93% to -15.65%
Franklin Technology Securities Fund     3,107       $5.28 to $5.28     16,415       0.00%      0.75% to 0.75%     -29.95% to -29.95%
Franklin U.S. Government Fund          38,661     $19.97 to $27.69  1,070,362       7.54%      0.60% to 2.00%         5.23% to 6.81%
Franklin Value Securities Fund1         3,550     $10.44 to $11.02     39,112       0.53%      0.60% to 2.00%       11.53% to 13.35%
Franklin Zero Coupon Fund 2005         10,654     $25.63 to $37.46    399,072       6.64%      0.60% to 2.00%         6.77% to 8.28%
Franklin Zero Coupon Fund 2010         11,148     $27.29 to $42.33    471,837       7.37%      0.60% to 2.00%         3.52% to 4.99%
Mutual Discovery Securities  Fund      36,070     $14.24 to $15.30    550,900       2.10%      0.60% to 2.00%       -1.76% to -0.36%
Mutual Shares Securities  Fund         71,259     $15.15 to $16.28  1,156,187       2.00%      0.60% to 2.00%         4.91% to 6.50%
PIMCO VIT High Yield Bond Portfolio2      384     $10.15 to $10.18      3,790       8.13%      0.60% to 2.00%         1.28% to 1.50%
PIMCO VIT StocksPLUS Growth
        and Income2                       283     $10.49 to $10.51      2,974       7.61%      0.60% to 2.00%         3.62% to 3.84%
PIMCO VIT Total Return
        Bond Portfolio2                 1,519       $9.85 to $9.87     15,452       4.00%      0.60% to 2.00%       -1.92% to -1.73%
SP Strategic Partners Focused
        Growth Portfolio1                  46       $8.54 to $8.62        400       0.00%      0.60% to 2.00%     -15.89% to -15.10%
Templeton Asset Strategy Fund          16,361     $13.05 to $13.05    213,558       1.50%      0.75% to 0.75%     -10.40% to -10.40%
Templeton Developing Markets
        Securities Fund                68,140       $7.29 to $8.13    531,377       1.06%      0.60% to 2.00%       -9.91% to -8.63%
Templeton Global Income
        Securities Fund                 7,296     $17.79 to $17.79    129,787       3.67%      0.75% to 0.75%        1.78'% to 1.78%
Templeton Growth Securities Fund      134,193     $18.06 to $20.14  2,597,257       2.15%      0.60% to 2.00%       -3.28% to -1.73%
Templeton International
        Securities Fund                94,686     $16.74 to $19.22  1,810,394       3.33%      0.60% to 2.00%     -17.67% to -16.38%
Templeton International Smaller
        Companies Fund                  6,112     $11.14 to $11.14     68,088       2.53%      0.75% to 0.75%       -3.22% to -3.22%
Van Kampen Emerging Growth Portfolio1   1,549       $8.19 to $8.26     12,785       0.00%      0.60% to 2.00%     -18.87% to -18.11%
USAZ Alger American Growth Fund1          866       $9.10 to $9.18      7,946       0.00%      0.60% to 2.00%       -9.02% to -8.17%


ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Financial Statements (continued)
December 31, 2001


6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    AT DECEMBER 31                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                    -----------------------------------------  -----------------------------------------------------
                                         UNITS     UNIT FAIR VALUE      NET      INVESTMENT    EXPENSE RATIO       TOTAL RETURN
                                      OUTSTANDING LOWEST TO HIGHEST   ASSETS    INCOME RATIO LOWEST TO HIGHEST* LOWEST TO HIGHEST**
                                    -----------------------------------------  -----------------------------------------------------
USAZ Alger Growth Fund1                   2,537     $9.15 to $9.23    23,404       0.00%       0.60% to 2.00%       -8.53% to -7.67%
USAZ Van Kampen Growth Fund1                598     $9.48 to $9.57     5,719       0.00%       0.60% to 2.00%       -5.18% to -4.28%
USAZ Van Kampen Growth and Income Fund1       -     $9.63 to $9.72         -       0.00%       0.60% to 2.00%       -3.71% to -2.80%
USAZ Van Kampen Aggressive Growth Fund      307     $7.99 to $8.07     2,472       0.00%       0.60% to 2.00%     -20.08% to -19.32%
USAZ Van Kampen Comstock Fund1            3,929     $9.31 to $9.40    36,817       1.22%       0.60% to 2.00%       -6.88% to -6.01%
USAZ Alliance Capital Technology Fund2       12   $10.74 to $10.76       125       0.00%       0.60% to 2.00%         7.37% to 7.60%
USAZ Alliance Capital Large
        Cap Growth Fund2                    419   $10.52 to $10.54     4,415       0.00%       0.60% to 2.00%         5.18% to 5.40%
USAZ Alliance Capital Growth
        and Income Fund2                  1,406   $10.43 to $10.46    14,701       1.18%       0.60% to 2.00%         4.35% to 4.57%
USAZ PIMCO Value Fund2                      647   $10.93 to $10.95     7,080       0.22%       0.60% to 2.00%         9.29% to 9.53%
USAZ PIMCO Renaissance Fund2              2,124   $10.98 to $11.01    23,379       0.00%       0.60% to 2.00%        9.86% to 10.10%
USAZ PIMCO Growth and Income Fund2          436   $10.13 to $10.15     4,431       1.64%       0.60% to 2.00%         1.32% to 1.54%
AZOA VIP Diversified Assets Fund            164   $10.06 to $10.37     1,690       3.68%       0.60% to 2.00%       -2.41% to -1.03%
AZOA VIP Fixed Income Fund                  799   $11.25 to $11.59     9,170       6.92%       0.60% to 2.00%         5.40% to 6.90%
AZOA VIP Global Opportunities Fund2           4   $10.37 to $10.39        45       0.00%       0.60% to 2.00%         2.86% to 3.08%
AZOA VIP Growth Fund                        375     $7.51 to $7.74     2,894       0.78%       0.60% to 2.00%     -20.34% to -19.21%
AZOA VIP Money Market Fund2               5,378    $9.99 to $10.01    53,792       1.11%       0.60% to 2.00%        -0.13% to 0.08%


The unit values, expense ratios, and total returns are presented in ranges representing the various policies offered by the Variable Account and allocating payments to each sub account.

 * Annualized
** Total return does not reflect payment of sales charge.
1. Period from May 1, 2001 (fund commencement) to December 31, 2001.
2. Period from November 5, 2001 (fund commencement) to December 31, 2001.

                             ALLIANZ LIFE INSURANCE
                            COMPANY OF NORTH AMERICA
                                AND SUBSIDIARIES
                        Consolidated Financial Statements
                           December 31, 2001 and 2000

                                        ----------------------------------------




ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Independent Auditors' Report


THE BOARD OF DIRECTORS
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND SUBSIDIARIES:

We have audited the accompanying consolidated balance sheets of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Allianz Life Insurance Company of North America and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments in 2001.

As also discussed in note 1 to the consolidated financial statements, in 1999 the Company changed its method of calculating deferred acquisition costs and future benefit reserves for two-tiered annuities.



January 16, 2002

                                        1
-----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Balance Sheets
DECEMBER 31, 2001 AND 2000 (IN THOUSANDS EXCEPT SHARE DATA)
  ASSETS                                                                                    2001              2000
                                                                                     -----------------------------
Investments:
   Fixed maturity securities, at fair value ........................................ $ 7,512,646         5,590,904
   Securities held under agreements to repurchase, at fair value ...................     815,969                 0
   Equity securities, at fair value ................................................     476,427           600,922
   Mortgage loans on real estate, net ..............................................     665,991           566,547
   Short-term securities ...........................................................     297,648           309,524
   Policy loans ....................................................................      31,933            25,336
   Real estate .....................................................................     355,403           305,269
   Partnerships ....................................................................      32,863            28,566
   Options .........................................................................     173,410
                                                                                                           101,796
   Loan to Parent Company ..........................................................     100,000                 0
   Investment in equity method investees ...........................................       4,779             3,655
   Other long-term investments .....................................................       1,841             3,380
                                                                                     -----------------------------
     Total investments .............................................................  10,468,910         7,535,899
Cash ...............................................................................      65,808            41,627
Accrued investment income ..........................................................     116,256            88,298
Receivables (net of allowance for uncollectible accounts of $6,484 in 2001
   and $3,358 in 2000) .............................................................     245,198           309,047
Reinsurance recoverable:
   Recoverable on future policy benefit reserves ...................................   4,257,639         4,457,505
   Recoverable on unpaid claims ....................................................     438,655           358,567
   Receivable on paid claims .......................................................      60,416            63,034
Goodwill (net of accumulated amortization of $37,959 in 2001 and $20,591 in 2000) ..     304,074           312,122
Value of business acquired (net of accumulated amortization of $58,829 in 2001
   and $34,478 in 2000) ............................................................     160,645           189,454
Deferred acquisition costs .........................................................   1,165,432           941,511
Home office property and equipment (net of accumulated depreciation of $14,106
   in 2001 and $23,437 in 2000) ....................................................     110,516            52,630
Federal income tax recoverable .....................................................      50,959               652
Other assets .......................................................................      54,600            65,815
                                                                                     -----------------------------
   Assets, exclusive of separate account assets ....................................  17,499,108        14,416,161
Separate account assets ............................................................   5,667,840         6,822,883
                                                                                     -----------------------------
   Total assets .................................................................... $23,166,948        21,239,044
                                                                                     =============================



          See accompanying notes to consolidated financial statements.

                                        2
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Balance Sheets (continued)
DECEMBER 31, 2001 AND 2000 (IN THOUSANDS EXCEPT SHARE DATA)
     LIABILITIES AND STOCKHOLDER'S EQUITY                                                   2001              2000
                                                                                     -----------------------------
Liabilities
   Future benefit reserves:
      Life ......................................................................... $ 2,076,105         2,014,015
      Annuity ......................................................................  11,372,817         9,060,710
   Policy and contract claims ......................................................     856,950           912,539
   Unearned premiums ...............................................................      41,503            48,907
   Reinsurance payable .............................................................      89,687           146,826
   Deferred income on reinsurance ..................................................     146,144           166,503
   Deferred income taxes ...........................................................       1,062            15,361
   Accrued expenses ................................................................      87,881            90,159
   Commissions due and accrued .....................................................      64,471            57,173
   Other policyholder funds ........................................................     127,800           136,911
   Mortgage notes payable ..........................................................     108,848            46,136
   Securities held under agreements to repurchase ..................................     819,968                 0
   Amounts drawn in excess of bank balances ........................................      85,799            49,247
   Other liabilities ...............................................................      56,160            56,210
                                                                                     -----------------------------
        Liabilities, exclusive of separate account liabilities .....................  15,935,195        12,800,697
   Separate account liabilities ....................................................   5,667,840         6,822,883
                                                                                     -----------------------------
        Total liabilities ..........................................................  21,603,035        19,623,580
                                                                                     =============================
Stockholder's Equity:
   Common stock, $1 par value, 20 million shares authorized, issued and outstanding       20,000            20,000
   Additional paid-in capital ......................................................     830,274           830,274
   Retained earnings ...............................................................     693,375           738,354
   Accumulated other comprehensive income ..........................................      20,264            26,836
                                                                                     -----------------------------
        Total stockholder's equity .................................................   1,563,913         1,615,464

Commitments and contingencies (notes 7 and 12)
                                                                                     -----------------------------
        Total liabilities and stockholder's equity ................................. $23,166,948        21,239,044
                                                                                     =============================



          See accompanying notes to consolidated financial statements.

                                        3
-----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Statements of Operations

YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (IN THOUSANDS)

                                                                                2001             2000              1999
                                                                           ----------------------------------------------
Revenue:
   Life insurance premiums ................................................$   476,025           453,789           440,011
   Other life policy considerations .......................................     61,714            61,482            38,801
   Annuity considerations .................................................    200,564           186,393           239,070
   Accident and health premiums ...........................................    593,675           654,874           843,906
                                                                           -----------------------------------------------
     Total premiums and considerations ....................................  1,331,978         1,356,538         1,561,788
   Premiums and annuity considerations ceded ..............................    374,997           345,279           478,239
                                                                           -----------------------------------------------
     Net premiums and considerations ......................................    956,981         1,011,259         1,083,549
   Investment income, net .................................................    520,012           403,899           279,982
   Realized investment (losses) gains .....................................    (97,534)          122,851           112,253
   Other ..................................................................     76,646            84,912            72,301
                                                                           -----------------------------------------------
     Total revenue ........................................................  1,456,105         1,622,921         1,548,085
                                                                           -----------------------------------------------
Benefits and expenses:
   Life insurance benefits ................................................    491,763           458,203           382,464
   Annuity benefits .......................................................    514,754           402,170           248,520
   Accident and health insurance benefits .................................    460,987           521,616           765,257
                                                                           -----------------------------------------------
     Total benefits .......................................................  1,467,504         1,381,989         1,396,241
   Benefit recoveries .....................................................    480,932           441,218           443,441
                                                                           -----------------------------------------------
     Net benefits .........................................................    986,572           940,771           952,800
   Commissions and other agent compensation ...............................    494,135           397,020           304,816
   General and administrative expenses ....................................    287,900           243,684           162,798
   Taxes, licenses and fees ...............................................     18,121            24,553            26,292
   Amortization of goodwill ...............................................     17,368            16,744             3,847
   Amortization of value of business acquired, net of interest credited ...     17,581            20,909             4,161
   Change in deferred acquisition costs, net ..............................   (316,439)         (139,748)          129,142
                                                                           -----------------------------------------------
     Total benefits and expenses ..........................................  1,505,238         1,503,933         1,583,856
                                                                           -----------------------------------------------
     (Loss) income from operations before income taxes ....................    (49,133)          118,988           (35,771)
                                                                           -----------------------------------------------
Income tax (benefit) expense:
   Current ................................................................     (2,544)           28,871            63,371
   Deferred ...............................................................     (7,867)          (15,917)          (73,727)
                                                                           -----------------------------------------------
     Total income tax (benefit) expense ...................................    (10,411)           12,954           (10,356)
                                                                           -----------------------------------------------
     (Loss) income before cumulative effect of change in accounting .......    (38,722)          106,034           (25,415)
Cumulative effect of change in accounting, net of tax benefit .............     (6,257)                0           (16,122)
                                                                           -----------------------------------------------
     Net (loss) income ....................................................$   (44,979)          106,034           (41,537)
                                                                           ===============================================


          See accompanying notes to consolidated financial statements.

                                        4
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (IN THOUSANDS)
                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Net (loss) income.................................................    $   (44,979)         106,034           (41,537)
                                                                      ----------------------------------------------
Other comprehensive (loss) gain:
   Foreign currency translation adjustments, net of tax...........        (2,925)            (798)            1,461
                                                                      ----------------------------------------------
   Unrealized gains (losses) on fixed maturity and equity securities:
     Unrealized holding (losses) gains arising during the period net of effect on deferred policy acquisition costs of $86,817 for
     2001 and net of tax (benefit) expense of $(35,992)
     $23,155 and $(55,781) in 2001, 2000, and 1999, respectively..        (67,044)          43,001          (103,590)
   Reclassification adjustment for (gains) losses included in net income, net of tax benefit (expense) of $34,137, $(42,998),
     and $(39,289) in 2001, 2000, and 1999, respectively..........         63,397          (79,853)          (72,964)
                                                                      ----------------------------------------------
        Total unrealized holding (losses) gains...................         (3,647)         (36,852)         (176,554)
                                                                      ----------------------------------------------

        Total other comprehensive (loss)..........................         (6,572)         (37,650)         (175,093)
                                                                      ----------------------------------------------

        Total comprehensive (loss) income.........................    $   (51,551)          68,384          (216,630)
                                                                      ==============================================



          See accompanying notes to consolidated financial statements.


                                        5
-----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Statements of Stockholder's Equity

YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (IN THOUSANDS)

                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Common stock:
     Balance at beginning and end of year.........................    $    20,000           20,000            20,000
                                                                      ----------------------------------------------
Additional paid-in capital:
     Balance at beginning of year.................................        830,274          830,274           407,088
     Capital contribution.........................................              0                0           423,186
                                                                      ----------------------------------------------
     Balance at end of year.......................................        830,274          830,274           830,274
                                                                      ----------------------------------------------
Retained earnings:
     Balance at beginning of year.................................        738,354          632,320           673,857
     Net (loss) income............................................        (44,979)         106,034           (41,537)
                                                                      ----------------------------------------------
     Balance at end of year.......................................        693,375          738,354           632,320
                                                                      ----------------------------------------------
Accumulated other comprehensive income:
   Accumulated unrealized holding gain:
     Balance at beginning of year.................................         32,382           69,234           245,788
     Net unrealized (loss) gain on investments during the year, net of deferred federal income taxes
        and deferred acquisition costs............................         (3,647)         (36,852)         (176,554)
                                                                      ----------------------------------------------
     Balance at end of year.......................................         28,735           32,382            69,234
Accumulated unrealized foreign currency (loss):
     Balance at beginning of year.................................         (5,546)          (4,748)           (6,209)
     Net unrealized (loss) gain on foreign currency translation
        during the year, net of deferred federal income taxes.....         (2,925)            (798)            1,461
                                                                      ----------------------------------------------
     Balance at end of year.......................................         (8,471)          (5,546)           (4,748)
                                                                      ----------------------------------------------
     Total accumulated other comprehensive income.................         20,264           26,836            64,486
                                                                      ----------------------------------------------
        Total stockholder's equity................................    $ 1,563,913        1,615,464         1,547,080
                                                                      ==============================================


          See accompanying notes to consolidated financial statements.

                                        6
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Statements of Cash Flows

DECEMBER 31, 2001, 2000 AND 1999 (IN THOUSANDS)
                                                                           2001             2000              1999
                                                                      ---------------------------------------------
Cash flows provided by (used in) operating activities:
   Net income (loss)..............................................    $   (44,979)        106,034           (41,537)
                                                                      ---------------------------------------------
   Adjustments to reconcile net income (loss) to net cash (used in)
     provided by operating activities:
Realized investment losses (gains) ...............................         97,534        (134,916)         (112,253)
Unrealized loss (gain) on options ................................         68,906          50,466           (10,472)
Deferred federal income tax (benefit) ............................         (7,867)        (15,917)          (82,409)
Charges to policy account balances ...............................        (50,148)        (45,354)          (66,945)
Interest credited to policy account balances .....................        411,728         310,005           251,303
Depreciation and amortization ....................................         22,202          22,352            (5,917)
Equity in earnings of equity method investees ....................         (4,682)         (2,659)             (690)
Change in:
  Accrued investment income ......................................        (27,958)        (14,524)           (1,921)
  Receivables ....................................................         69,049           1,819            17,873
  Reinsurance recoverable ........................................        122,396         136,414          (488,896)
  Deferred acquisition costs .....................................       (316,439)       (139,748)          128,296
  Future benefit reserves ........................................        130,745         219,191           (83,324)
  Policy and contract claims and other policyholder funds ........        (64,700)         19,315           206,366
  Unearned premiums ..............................................         (7,404)           (106)           (4,765)
  Reinsurance payable ............................................        (57,139)        (65,413)           13,820
  Deferred income on reinsurance .................................        (20,359)        (20,385)           80,823
  Current tax recoverable ........................................        (50,307)          9,832            (6,424)
  Accrued expenses and other liabilities .........................         (2,328)         10,460           (52,776)
  Commissions due and accrued ....................................          7,298           1,269             5,627
Other, net .......................................................          6,479         (11,508)            3,821
                                                                      ----------------------------------------------
          Total adjustments.......................................        327,006         330,593          (208,863)
                                                                      ----------------------------------------------
        Net cash provided by (used in) operating activities.......        282,027         436,627          (250,400)
                                                                      ----------------------------------------------

          See accompanying notes to consolidated financial statements.


                                        7
-----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Statements of Cash Flows

DECEMBER 31, 2001, 2000 AND 1999 (IN THOUSANDS)

                                                                           2001             2000              1999
                                                                     -----------------------------------------------
Cash flows provided by (used in) operating activities:               $   282,027           436,627          (250,400)
        Purchase of fixed maturity securities .....................  $(4,296,080)       (2,048,850)       (1,171,682)
        Purchase of securities held under agreement to repurchase .     (812,219)                0                 0
        Purchase of equity securities .............................     (454,448)       (1,262,887)         (404,985)
        Purchase of real estate ...................................      (57,742)         (169,960)          (66,502)
        Purchase of options .......................................     (140,512)          (84,045)          (22,145)
        Funding of mortgage loans .................................     (124,437)          (85,559)         (114,840)
        Sale and redemption of fixed maturity securities ..........    2,442,611         1,101,652         1,123,115
        Matured fixed maturity securities .........................       65,080            93,125            21,280
        Sale of equity securities .................................      456,238         1,263,995           385,559
        Sale of real estate .......................................          686               487                 0
        Sale of interest in unconsolidated subsidiary .............        3,558                 0                 0
        Change in securities under agreements to repurchase .......      819,968                 0                 0
        Sale of options ...........................................          133                 0                 0
        Repayment of mortgage loans ...............................       24,993            47,945            41,355
        Net change in short-term securities .......................       11,833          (169,953)           38,121
        Purchase of home office property and equipment ............      (51,934)          (36,765)           (4,972)
        Purchase of interest in equity method investees ...........       (9,320)          (24,357)                0
        Loan to affiliate .........................................     (100,000)                0                 0
        Purchase of Life USA, net of cash acquired ................            0                 0          (370,881)
        Other, net ................................................      (17,388)          (24,914)           (5,438)
        Net cash used in investing activities .....................   (2,238,980)       (1,400,086)         (552,015)
                                                                     -----------------------------------------------
Cash flows provided by financing activities:
        Policyholders' deposits to account balances ...............  $ 2,958,810         1,957,756         1,033,877
        Policyholders' withdrawals from account balances ..........   (1,076,940)       (1,060,027)         (663,733)
        Change in amounts drawn in excess of bank balances ........       36,552            31,144             2,782
        Change in mortgage notes payable ..........................       62,712                 0                 0
        Capital contribution ......................................            0                 0           423,186
                                                                     -----------------------------------------------
        Net cash provided by (used in) operating activities .......    1,981,134           928,873           796,112
                                                                     -----------------------------------------------
        Net Change in cash ........................................       24,181           (34,586)           (6,303)
Cash at beginning of year .........................................       41,627            76,213            82,516
                                                                     -----------------------------------------------
Cash at end of year ...............................................  $    65,808            41,627            76,213
                                                                     ===============================================

          See accompanying notes to consolidated financial statements.


                                        8
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Consolidated Statements of Cash Flows (continued)

YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (IN THOUSANDS)

                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Supplemental disclosures of noncash transactions:
   Fair value of assets acquired in acquisition of LifeUSA:
     Fixed maturity securities....................................    $         0                0         2,283,214
     Equity securities............................................              0                0            21,358
     Certificates of deposit and short-term securities............              0                0            11,285
     Policy loans.................................................              0                0            37,618
     Options......................................................              0                0            20,491
     Cash.........................................................              0                0            62,767
     Accrued investment income....................................              0                0            35,204
     Receivables (net of allowance for uncollectible accounts
        of $0, $0, $145)..........................................              0                0             4,768
     Recoverable on future policy benefit reserves - annuity......              0                0         3,023,377
     Deferred tax asset...........................................              0                0            29,825
     Other assets.................................................              0                0            21,291

   Liabilities assumed in acquisition of LifeUSA:
     Future policy benefit reserves - annuity.....................              0                0         5,395,155
     Reinsurance payable..........................................              0                0            69,022
     Accrued expenses.............................................              0                0            14,611
     Commissions due and accrued..................................              0                0             9,277
     Other policyholder funds.....................................              0                0            29,729
     Other liabilities............................................              0                0            42,552



          See accompanying notes to consolidated financial statements.


                                        9
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Allianz Life Insurance Company of North America (the Company) is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a wholly owned subsidiary of Allianz Aktiengesellschaft Holding (Allianz AG), a Federal Republic of Germany company.

The Company is a life insurance company that is licensed to sell group and individual life, annuity and accident and health policies in the United States, Canada and several U.S. territories. Based on 2001 net revenues and considerations, 43%, 38% and 19% of the Company's business are life, accident and health and annuity, respectively. The Company has made the decision to terminate all group accident and health reinsurance assumed business and to no longer pursue the broker administrator distribution channel. The group accident and health business will decline significantly as a result of these decisions. The Company's primary distribution channels are through independent agents, strategic alliances with other insurance companies and third party marketing organizations.

Following is a summary of the significant accounting policies reflected in the accompanying consolidated financial statements.


BASIS OF PRESENTATION
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which vary in certain respects from accounting rules prescribed or permitted by state insurance regulatory authorities. The accounts of the Company's major subsidiaries, LifeUSA Insurance Company (LifeUSA) and Preferred Life Insurance Company of New York, and other less significant subsidiaries have been consolidated. The consolidated financial statements only include the results of LifeUSA's operations subsequent to October 1, 1999, the date of its acquisition by the Company (see note 2). All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.


TRADITIONAL LIFE, GROUP LIFE AND GROUP ACCIDENT AND HEALTH INSURANCE
Traditional life products include products with guaranteed premiums and benefits and consist principally of whole life and term insurance policies, limited payment contracts and certain annuity products with life contingencies.

Premiums on traditional life and group life products are recognized as income when earned. Group accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses for traditional and group products are matched with earned premiums so that profits are recognized over the premium paying periods of the contracts. This matching is accomplished by establishing provisions for future policy benefits and policy and contract claims, and deferring and amortizing related policy acquisition costs.


NONTRADITIONAL AND VARIABLE LIFE AND ANNUITY BUSINESS
Nontraditional and variable life insurance and interest sensitive contracts that have significant mortality or morbidity risk are accounted for in accordance with the retrospective deposit method. Interest sensitive contracts that do not have significant mortality or morbidity risk are accounted for in a manner consistent with interest bearing financial instruments. For both types of contracts, premium receipts are reported as deposits to the contractholder's account while revenues consist of amounts assessed against contractholders including surrender charges and earned administrative service fees. Mortality or morbidity charges are also accounted for as revenue on those contracts containing mortality or morbidity risk. Benefits consist of interest credited to contractholder's accounts, claims or benefits incurred in excess of the contractholder's balance, and the change in fair market value of embedded derivatives in the equity indexed annuity products.

                                        10
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


VALUE OF BUSINESS ACQUIRED AND GOODWILL
The value of insurance in force purchased is recorded as the value of business acquired (VOBA). The initial value was determined by an actuarial study using the present value of future profits in calculating the value of the insurance purchased. An accrual of interest is added to the unamortized balance using the rates credited to the policyholder accounts. The balance is amortized in relation to the present value of expected future gross profits in the same manner as deferred acquisition costs. The amortization period is expected to be approximately 20 years from the date the business was acquired. The activity in the VOBA balance is summarized below.

                                    2001        2000         1999
                               ----------------------------------
Balance, beginning of year     $ 189,454   $ 210,363    $       0
Additions                              0           0      214,524
Interest                           6,770       7,433        1,975
Amortization                     (24,351)    (28,342)      (6,136)
Cumulative adjustment-FAS 133    (11,228)        0              0
                               ----------------------------------
Balance, end of year           $ 160,645   $ 189,454    $ 210,363
                               ----------------------------------

The net amortization of the VOBA in each of the next five years is expected to be: 2002 - $18,629; 2003 - $18,378; 2004 - $16,513; 2005 - $13,272; and 2006
-$12,280.

Goodwill is the excess of the amount paid to acquire a company over the fair value of its net assets and VOBA, reduced by amortization and valuation adjustments, if any. Goodwill related to the purchase of LifeUSA has been amortized on a straight-line basis over 20 years; all other goodwill has been amortized over 15 years. The value of both VOBA and goodwill is monitored at least annually based on estimates of future earnings. For VOBA, those earnings relate to the insurance in force purchased. For goodwill, estimates are based on production subsequent to the purchase. If estimated future earnings are less than the carrying amount of the related asset, the carrying value of the asset may not be recoverable. Fair value of the asset is determined based on discounted estimated future cash flows of business purchased or future business, as applicable. If impairment is indicated, the carrying value will be reduced to its fair value with a corresponding charge to earnings.


DEFERRED ACQUISITION COSTS
Acquisition costs, consisting of commissions and other costs that vary with and are primarily related to production of new business, are deferred. For traditional life and group life products, such costs are amortized over the revenue-producing period of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For interest sensitive products, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity and expense charges. Deferred acquisition costs amortized during 2001, 2000, and 1999 were $117,854, $162,746, and $312,036, respectively.


FUTURE POLICY BENEFIT RESERVES
Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality and withdrawal assumptions, commensurate with the Company's experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 3.5% to 6%.

Future policy benefit reserves for interest sensitive products are generally carried at accumulated contract values. Reserves on some deferred annuity contracts are computed based on contractholder cash value accumulations, adjusted for mortality, withdrawal and interest margin assumptions. For equity indexed products, the policyholder obligation is divided into two parts - one part representing the fair value of the index benefit over the life of the contract, and the residual representing the value of the host contract. The index benefit is valued at fair value using current capital market observations along with estimates of future policyholder behavior. The host contract is valued consistently with similar deferred annuity contracts without an index benefit.

                                       11
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Future benefit reserves for variable annuity products are carried at accumulated contract values. Any additional reserves for any death benefits that may exceed the accumulated contract values are carried at an amount greater than or equal to a one year term cost. Fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, were determined by testing amounts payable on demand against discounted cash flows using interest rates commensurate with the risks involved. Fair values are based on the amount payable on demand at December 31.


POLICY AND CONTRACT CLAIMS
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses as of December 31. Development methods are typically used in the determination of IBNR. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR. The short-tailed claim and IBNR liabilities are not discounted, but those claim liabilities resulting from disability income or long term case benefits include interest and mortality discounting.


REINSURANCE
Reinsurance premium and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts. Insurance liabilities are reported before the effects of reinsurance. Future policy benefit reserves and unpaid claims covered under reinsurance contracts are recorded as a reinsurance recoverable. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance receivable. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


INVESTMENTS
The Company has classified all of its fixed maturity and equity portfolio as "available-for-sale" and, accordingly, the securities are carried at fair value. Securities held under agreements to repurchase are also carried at fair value. Mortgage backed securities and structured securities are amortized using anticipated prepayments and are accounted for using the retrospective method. Short-term securities, which include certificates of deposit, are carried at amortized cost, which approximates market value. Policy loans are reflected at their unpaid principal balances. Mortgage loans are reflected at unpaid principal balances adjusted for premium and discount amortization and an allowance for uncollectible balances. The Company analyzes loan impairment at least once a year when assessing the adequacy of the allowance for possible credit losses. The Company does not accrue interest on impaired loans and accounts for interest income on such loans on a cash basis.

Realized gains and losses are computed based on the specific identification method. In addition, as a result of market conditions and the growth of the Company's annuity business in 2001, it became necessary to adjust deferred policy acquisition costs and other benefits to policyholders for unrealized gains and losses on available for sale instruments that support policyholder liabilities. Changes in the fair value of available for sale investments are reflected as a direct charge or credit to accumulated other comprehensive income in stockholder's equity, net of related adjustments for deferred policy acquisition costs and deferred taxes that would have been recorded if these investments would have been sold as of the balance sheet date.

Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized in the Consolidated Statement of Operations. The Company reviews all securities on a quarterly basis and recognizes impairment after evaluating various subjective and objective factors, such as the financial condition of the issuer, market and industry.

As of December 31, 2001 and 2000, investments with a carrying value of $80,233 and $75,110, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.

                                        12
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The fair values of invested assets, excluding investments in real estate, are deemed by management to approximate their estimated market values. The fair value of fixed maturity, securities held under agreements to repurchase and equity securities is based primarily on independent pricing services, broker quotes and other independent information. The fair value of mortgage loans has been calculated using discounted cash flows and is based on pertinent information available to management as of year-end. Policy loan balances which are supported by the underlying cash value of the policies approximate fair value. Changes in market conditions subsequent to year-end may cause estimates of fair values to differ from the amounts presented herein.

INVESTMENTS RECORDED USING THE EQUITY METHOD

The Company uses the equity method of accounting for the various organizations in which it holds a minority interest. The excess of amounts invested over the proportionate equity in the investee's net assets has been accounted for as goodwill and is being amortized over a 15-year life. The Company's proportionate share of gains or losses is reflected in other income on the Consolidated Statement of Operations.


ACCOUNTING FOR OPTION CONTRACTS
Certain annuity products provide additional benefits to the policy annuitization value based on the growth in the Standard & Poor's (S&P) 500 Index. The Company has analyzed the characteristics of these benefits and has purchased option contracts tied to the S&P 500 Index with similar characteristics to economically hedge these risks. Management monitors correlation of in force amounts and option contract values to ensure proper matching. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option contracts as deemed appropriate. As of December 31, 2001, management believes a proper economic hedge exists.

The option contracts are reported at fair value on the Consolidated Balance Sheet. The fair value of the options are obtained from counterparties and deemed by management to approximate the estimated market values. Unrealized gains and losses on the option contracts are recorded in investment income on the Consolidated Statement of Operations to offset increases or decreases in the future policy benefits liability for the index benefit that are shown in annuity benefits on the Consolidated Statement of Operations.

The Company purchases "over-the-counter" European-Asian call option contracts based upon the S&P 500 Index. Three types of options are purchased; five-year options with daily averaging of the index during the last year of the contract, five-year cliquet options, which use monthly averaging of the index during each year and resets at each anniversary date of the option contract, and one-year call spread with monthly averaging of the index. The strike price depends on the product, index period, cap and credited rate.
The Company only purchases option contracts from counterparties rated A or better and the option contracts are not used for trading purposes.


ACCOUNTING FOR FORWARD COMMITMENT CONTRACTS
As of December 31, 2001 and 2000 the Company had outstanding commitments of $0 and $669,450, respectively, to purchase securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) on a "to be announced" (TBA) basis. The interest rates on these securities ranged from 6.5% to 7.5%. The Company received income from commitments of this type totaling $20,943, $23,436, and $296 in 2001, 2000 and 1999, respectively, which is included in investment income on the Consolidated Statement of Operations.


SECURITIES HELD UNDER AGREEMENTS TO REPURCHASE
During the last quarter of 2001, the Company entered into mortgage backed security reverse repurchase agreements ("dollar rolls") with certain securities dealers. Under this program, the Company identified certain securities for delivery in the current month and simultaneously contracted with the same dealer to purchase similar, but not identical, securities on a specified future date. The Company gave up the right to receive principal and interest on the securities identified. As of December 31, 2001, mortgage backed

                                       13
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

securities underlying such agreements were carried at a market value of $815,969. Other liabilities of $819,968 represent funds received under these agreements. The interest rate on these securities was 6.5%. Funds received upon the initial agreement are reinvested. The Company received net investment income from transactions of this type totaling $6,206 in 2001, which is included in investment income on the Consolidated Statement of Operations.


HOME OFFICE PROPERTY AND EQUIPMENT
Major renewals and improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed over the estimated useful lives of depreciable assets using the straight-line method. The cost and accumulated depreciation for home office property and equipment sold, retired or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in income.

Preoperating and start-up costs incurred in connection with the construction of the Company's new headquarters were capitalized until the facility became operational. These costs will be amortized over a thirty-nine year period. Capitalized costs, including interest, incurred in 2001 were $60,400. Interest was capitalized in connection with the construction and recorded as part of the asset to which it relates and will be amortized over the asset's estimated useful life. In 2001 and 2000, $2,197 and $796, respectively, of interest was capitalized. The amount amortized of the capitalized costs, including interest, during 2001 was $837.


INCOME TAXES
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.


SEPARATE ACCOUNTS
Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders and contractholders. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

Fair values of separate account assets were determined using the market value of the underlying investments held in segregated fund accounts. Fair values of separate account liabilities were determined using the cash surrender values of the policyholder's and contractholder's account.


RECEIVABLES
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end including the financial condition and credit worthiness of the parties underlying the receivables.

                                        14
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ACCOUNTING CHANGES
Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137 and No. 138, was adopted effective January 1, 2001. The statement requires all derivatives (including certain derivative instruments embedded in contracts) to be recognized on the balance sheet at their fair values and changes in fair value recognized in earnings or as unrealized gains (losses) in other comprehensive income. The Company has marked all material derivative instruments to market. Adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative effect of change in accounting, net of taxes, of $6,257, which is being recognized as a loss in the Consolidated Statement of Operations. This loss is comprised of an $8,627 million net loss due to the bifurcation and fair value determination of embedded derivatives in the equity indexed annuity products off-set by a net gain of $2,370 to mark forward commitment contracts to fair market values.

In September 2000, the Financial Accounting Standards Board issued SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, a replacement of SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosure, but it carries over most of SFAS No. 125 provisions without reconsideration. This statement was effective for transfers and servicing of financial assets and extinguishment of liabilities occurring after March 31, 2001. Adoption of this statement did not have a material impact on the consolidated financial statements.

Effective January 1, 1999, the Company changed its methodology for calculating deferred acquisition costs and future benefit reserves for two tiered deferred annuities. The revised calculation better reflects the income streams from this product. Under the previous method of accounting, a disproportionate amount of gains were recognized when contract annuitization or surrenders occurred. The new methodology provides for profit emergence over the life of the block of annuities. The cumulative effect of the change in accounting principle for the years prior to 1999 in the amount of $16,122, net of taxes, is recorded in the accompanying Consolidated Statement of Operations.

In 1999, the Company adopted Statement of Position (SOP) 97-3, Accounting for Insurance and Other Enterprises for Insurance-Related Assessment, and SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. No material adjustments were made to the consolidated financial statements upon adoption of these statements.


ACCOUNTING PRONOUNCEMENTS TO BE ADOPTED
In July 2001, the FASB issued Statement No. 141, Business Combinations, and Statement No. 142, Goodwill and Other Intangible Assets. Statement 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, as well as all purchase method business combinations completed after June 30, 2001. Statement 141 also specifies criteria that must be met in order for the intangible assets acquired in a purchase method business combination to be recognized and reported apart from goodwill. Statement 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of Statement 142.

The Company is required to adopt the provisions of Statement 141 immediately, and Statement 142 effective January 1, 2002. Furthermore, goodwill and intangible assets determined to have an indefinite useful life acquired in a purchase business combination completed after June 30, 2001, but before Statement 142 is adopted in full, will not be amortized, but will continue to be evaluated for impairment in accordance with the appropriate pre-Statement 142 accounting literature. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 will continue to be amortized and tested for impairment in accordance with the pre-Statement 142 accounting literature prior to the full adoption of Statement 142.

Statement 141 will require, upon adoption of Statement 142, that the Company evaluate its existing intangible assets and goodwill that were acquired in a prior purchase business combination, and make any necessary reclassifications in order to conform with the new criteria in Statement 141 for recognition apart from goodwill. Upon adoption of Statement 142, the Company will be required to

                                       15
-----------------------------------------



ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)

reassess the useful lives and residual values of all intangible assets acquired, and make any necessary amortization period adjustments by the end of the first interim period after adoption. In addition, to the extent an intangible asset is identified as having an indefinite useful life, the Company will be required to test the intangible asset for impairment in accordance with the provisions of Statement 142 within the first interim period. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle in the first interim period.

As of the date of adoption, the Company expects to have unamortized goodwill in the amount of $304,074, which will be subject to the provisions of Statements 141 and 142. Amortization expense related to the goodwill was $17,368, $16,744 and $3,847 for the years ended December 31, 2001, 2000 and 1999, respectively. The Company did acquire two minority-owned organizations after June 30, 2001 that resulted in goodwill of $5,000. Since these acquisitions were completed after June 30, 2001 goodwill was not amortized throughout the remainder of the year. The Company is continuing to research Statement 142 but does not anticipate reporting goodwill impairment upon adoption.

Statement of Financial Accounting Standard No. 143, Accounting for Asset Retirement Obligations, addresses the accounting for obligations arising from the retirement of all tangible long-lived assets and expands the scope to include obligations that are identifiable by the entity upon acquisition and construction and during the operating life of a long-lived asset. This statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. Adoption of this statement is not expected to have a material impact on the consolidated financial statements.

Statement of Financial Accounting Standards No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, replaces FASB Statement No. 121, Accounting for the Impairment f Long-Lived Assets and for Long-Lived Assets to Be Disposed Of as well as APB Opinion No. 30, Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business. This statement is effective for financial statements issued for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years. Adoption of this statement is not expected to have a material impact on the consolidated financial statements.


RECLASSIFICATIONS
Certain prior year balances have been reclassified to conform to the current year presentation.

                                        16
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(2) BUSINESS COMBINATION

On October 1, 1999, the Company acquired all of the outstanding capital stock (including all outstanding options) of LifeUSA Holding, Inc. that it did not already own for approximately $423,000 in cash. The acquisition was financed by a capital contribution from AZOA.

The acquisition was accounted for under the purchase method of accounting and, accordingly, the consolidated financial statements only include the results of LifeUSA's operations from the date of acquisition. The value of business acquired was approximately $215,000 and is amortized in relation to the present value of future gross profits, which will be approximately 20 years. The remaining excess of the purchase price over the fair value of assets acquired in the amount of $308,000 was recorded as goodwill and is amortized on a straight-line basis over 20 years through 2001.

During 1999, expenses of approximately $7,000 were recorded related to the acquisition of LifeUSA and its integration with the Company. These expenses resulted primarily from the costs of the integration of the Company's and LifeUSA's strategies, policies and practices. These charges include filing fees, legal fees and other consulting fees related to the acquisition.

Following are the Company's unaudited pro forma results for the years ended December 31, 1999 assuming the acquisition occurred on January 1, 1999.


                                                              UNAUDITED
                                                                1999
                                                            -----------
Total revenue .......................................       $ 1,766,792
Net (loss) income ...................................           (44,624)
                                                            -----------

These unaudited pro forma results have been prepared for comparative purposes only and include additional amortization expenses as a result of goodwill and certain other adjustments. They do not purport to be indicative of the results of operations that actually would have resulted had the combination occurred on January 1, 1999 or that may result in the future.

                                       17
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


3) INVESTMENTS

Investments at December 31, 2001 consist of:
                                                                                                               AS
                                                                                                            SHOWN ON
                                                                         AMORTIZED        ESTIMATED       CONSOLIDATED
                                                                           COST             FAIR             BALANCE
                                                                          OR COST           VALUE             SHEET
                                                                      ----------------------------------------------
Fixed maturity securities:
   U.S. government................................................    $ 1,453,503        1,461,090         1,461,090
   States and political subdivisions..............................         75,510           77,281            77,281
   Foreign government.............................................         95,761          101,023           101,023
   Public utilities...............................................        249,845          247,030           247,030
   Corporate securities...........................................      4,793,792        4,896,747         4,896,747
   Mortgage backed securities.....................................        378,771          380,102           380,102
   Collateralized mortgage obligations............................        328,756          349,373           349,373
                                                                      ----------------------------------------------
     Total fixed maturities.......................................    $ 7,375,938        7,512,646         7,512,646
                                                                      ----------------------------------------------
Securities held under agreements to repurchase....................    $   812,219          815,969           815,969
                                                                      ----------------------------------------------
Equity securities:
   Common stocks:
     Banks, trusts and insurance companies........................          1,300            2,350             2,350
     Industrial and miscellaneous.................................        476,645          466,271           466,271
   Preferred stocks...............................................          7,806            7,806             7,806
                                                                      ----------------------------------------------
     Total equity securities......................................    $   485,751          476,427           476,427
                                                                      ----------------------------------------------
Other investments:
   Mortgage loans on real estate..................................        665,991            XXXXX           665,991
   Certificates of deposit and short-term securities..............        297,648            XXXXX           297,648
   Policy loans...................................................         31,933            XXXXX            31,933
   Real estate....................................................        355,403            XXXXX           355,403
   Partnerships...................................................         32,863            XXXXX            32,863
   Options........................................................        278,612            XXXXX           173,410
   Loan to parent company.........................................        100,000            XXXXX           100,000
   Investment in equity method investees..........................          4,779            XXXXX             4,779
   Other long-term investments....................................          1,841            XXXXX             1,841
                                                                      ----------------------------------------------
     Total other investments......................................    $ 1,769,070            XXXXX         1,663,868
                                                                      ----------------------------------------------
     Total investments............................................    $10,442,978            XXXXX        10,468,910
                                                                      ==============================================


                                        18
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(3) INVESTMENTS (CONTINUED)

At December 31, 2001 and 2000, the amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of securities are as follows:

                                                         AMORTIZED       GROSS            GROSS           ESTIMATED
                                                           COST        UNREALIZED       UNREALIZED           FAIR
                                                          OR COST         GAINS           LOSSES            VALUE
                                                       ------------------------------------------------------------
2001:
 Fixed maturity securities:
   U.S. government................................     $1,453,503         18,287           10,700         1,461,090
   States and political subdivisions..............         75,510          2,671              900            77,281
   Foreign government.............................         95,761          5,293               31           101,023
   Public utilities...............................        249,845          3,582            6,397           247,030
   Corporate securities...........................      4,793,792        183,614           80,659         4,896,747
   Mortgage backed securities.....................        378,771          2,959            1,628           380,102
   Collateralized mortgage obligations............        328,756         20,631               14           349,373
                                                       ------------------------------------------------------------
     Total fixed maturity securities..............      7,375,938        237,037          100,329         7,512,646
   Securities held under agreements to repurchase         812,219          3,750                0           815,969
   Equity securities..............................        485,751         33,677           43,001           476,427
                                                       ------------------------------------------------------------
     Total........................................     $8,673,908        274,464          143,330         8,805,042
                                                       ============================================================
2000:
 Fixed maturity securities:
   U.S. government................................        798,968         27,286              162           826,092
   States and political subdivisions..............         86,944          2,234            1,111            88,067
   Foreign government.............................        143,091          3,952               98           146,945
   Public utilities...............................        173,045          3,487            4,011           172,521
   Corporate securities...........................      3,536,710         80,945          121,740         3,495,915
   Mortgage backed securities.....................        294,327         11,466              177           305,616
   Collateralized mortgage obligations............        541,085         14,912              249           555,748
                                                       ------------------------------------------------------------
     Total fixed maturity securities..............      5,574,170        144,282          127,548         5,590,904
   Equity securities..............................        567,837        136,513          103,428           600,922
                                                       ------------------------------------------------------------
     Total........................................     $6,142,007        280,795          230,976         6,191,826
                                                       ============================================================

The net unrealized gains (losses) included in stockholder's equity consists of the following at December 31:

                                                                           2001             2000              1999
                                                                      ----------------------------------------------
   Fixed maturities..........................................         $   136,708           16,734          (132,813)
   Securities held under agreements
     to repurchase...........................................               3,750                0                 0
   Equities..................................................              (9,324)          33,085           239,327
   Adjustments for:
     Deferred policy acquisition costs.......................             (86,817)               0                 0
     Deferred taxes..........................................             (15,582)         (17,437)          (37,280)
                                                                      ----------------------------------------------
   Net unrealized gains......................................              28,735           32,382            69,234
                                                                      ==============================================

                                       19
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(3) INVESTMENTS (CONTINUED)

The changes in net unrealized gain and (losses) on fixed maturity securities and securities held under agreements to repurchase before adjustments for deferred taxes and deferred policy acquisition costs increased (decreased) $123,724, $149,547, and $(277,300) in each of the years ended December 31, 2001, 2000 and 1999, respectively.

The changes in net unrealized gains and (losses) in equity investments, before deferred taxes, which include common stocks and nonredeemable preferred stocks were $(42,409), $(206,242), and $5,676 for the years ended December 31, 2001,
2000 and 1999, respectively.

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                             AMORTIZED        ESTIMATED
                                                               COST          FAIR VALUE
                                                             --------------------------
   Due in one year or less ...............................   $   76,796          79,480
   Due after one year through five years .................    2,191,194       2,260,992
   Due after five years through ten years ................    2,506,092       2,521,820
   Due after ten years ...................................    1,894,330       1,920,880
   Mortgage backed securities and collateralized
      mortgage obligations................................      707,526         729,474
                                                             --------------------------
     Totals ..............................................   $7,375,938       7,512,646
                                                             ==========================

Proceeds from sales of available-for-sale fixed maturity securities investments during 2001, 2000 and 1999 were $2,343,370, $595,935, and $923,571, respectively. Gross gains of $51,706, $12,308, and $14,709 and gross losses of $35,434, $22,673, and $19,183 were realized on sales of securities in 2001, 2000 and 1999, respectively. In 2001, a loss of $35,674 was recognized on fixed maturity securities for other than temporary impairment. The Company also purchased and sold forward commitments of $5,323,595 during 2001.

Proceeds from the sale of available-for-sale equity securities investments were $456,238, $1,263,995, and $385,559, during 2001, 2000 and 1999, respectively.
Gross gains of $84,386, $185,969, and $137,211 and gross losses of $78,928,
$41,099, and $20,534 were realized on those sales in 2001, 2000 and 1999, respectively. In 2001 and 2000, losses of $85,631 and $12,100, respectively, were recognized on equity securities for other than temporary impairment.

As of December 31, 2001 and 2000, the Company held options with an amortized cost of $278,612 and $135,176, and fair market value of $173,410 and $101,796, respectively. The notional amounts of the option contracts were $1,716,248 and $838,517 at December 31, 2001 and 2000, respectively.

                                        20
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(3) INVESTMENTS (CONTINUED)

Net realized investment gains (losses) for the respective years ended December 31 are summarized as follows:

                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Fixed maturity securities........................................     $   (19,402)         (10,365)           (4,474)
Equity securities................................................         (80,573)         132,770           116,677
Mortgage loans...................................................               0                0            (1,680)
Real estate......................................................           5,857                0             2,331
Other............................................................          (3,416)             446              (601)
                                                                      ----------------------------------------------
   Net gains before taxes........................................         (97,534)         122,851           112,253
Tax (benefit) expense on net realized (losses) gains.............         (34,137)          42,998            39,289
                                                                      ----------------------------------------------
   Net (losses) gains after taxes................................     $   (63,397)          79,853            72,964
                                                                      ==============================================

The valuation allowances on mortgage loans at December 31, 2001, 2000 and 1999 and the changes in the allowance for the years then ended are summarized as follows:
                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Beginning of Year................................................     $    11,279           11,279             9,599
   Charged to operations.........................................               0                0             1,680
   Charged to allowance..........................................          (1,094)               0                 0
                                                                      ----------------------------------------------
End of Year......................................................     $    10,185           11,279            11,279
                                                                      ==============================================

Major categories of net investment income for the respective years ended
December 31 are:
                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Interest:
   Fixed maturity securities....................................      $   453,837          351,203           210,332
   Mortgage loans...............................................           47,744           43,125            40,011
   Policy loans.................................................            1,695            1,658               737
   Short-term securities........................................           16,786           17,796             1,823
Dividends:
   Preferred stock..............................................               93               19               212
   Common stock.................................................            5,019            5,852             5,259
Change in market value of options...............................          (68,906)         (50,466)           10,472
Interest on assets held by reinsurers...........................            6,023            6,483             8,097
Forward commitment income.......................................           34,023           23,436               296
Rental income on real estate....................................           47,861           24,615            13,356
Other invested assets...........................................           16,535               80               759
                                                                      ----------------------------------------------
     Total investment income....................................          560,710          423,801           291,354

Investment expenses.............................................           40,698           19,902            11,372
                                                                      ----------------------------------------------
     Net investment income......................................      $   520,012          403,899           279,982
                                                                      ==============================================

                                       21
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)

(4) SUMMARY TABLE OF FAIR VALUE DISCLOSURES
                                                                   2001                               2000
                                                        ------------------------------------------------------------
                                                          CARRYING         FAIR           CARRYING            FAIR
                                                           AMOUNT          VALUE           AMOUNT             VALUE
                                                           -------         -----           -------            -----
Financial assets
   Fixed maturity securities:
     U.S. Government...............................    $1,461,090      1,461,090          826,092           826,092
     States and political subdivisions.............        77,281         77,281           88,067            88,067
     Foreign governments...........................       101,023        101,023          146,945           146,945
     Public utilities..............................       247,030        247,030          172,521           172,521
     Corporate securities..........................     4,896,747      4,896,747        3,495,915         3,495,915
     Mortgage backed securities....................       380,102        380,102          305,616           305,616
     Collateralized mortgage obligations...........       349,373        349,373          555,748           555,748

   Securities held under agreements to repurchase..       815,969        815,969                0                 0
   Equity securities...............................       476,427        476,427          600,922           600,922
   Mortgage loans..................................       665,991        700,322          566,547           591,485
   Short term securities...........................       297,648        297,648          309,524           309,524
   Policy loans....................................        31,933         31,933           25,336            25,336
   Options.........................................       173,410        173,410          101,796           101,796
   Loan to parent company..........................       100,000        100,000                0                 0
   Cash............................................        65,808         65,808           41,627            41,627
   Separate accounts assets........................     5,667,840      5,667,840        6,822,883         6,822,883

Financial liabilities
   Investment contracts............................    11,099,358      9,543,979        8,846,849         7,332,724
   Securities held under agreements to repurchase..       819,968        819,968                0                 0
   Mortgage notes payable..........................       108,848        108,848           46,136            46,136
   Separate account liabilities....................     5,667,840      5,572,641        6,822,883         6,719,606
                                                       ============================================================


See Note 1 "Summary of Significant Accounting Policies" for description of the methods and significant assumptions used to estimate fair values.


(5) LONG TERM DEBT

On April 26, 2000, the Company entered into a Loan Agreement with Wells Fargo National Bank (Wells Fargo) for $110,000, including a $1,133 irrevocable standby letter of credit issued in favor of the Housing and Redevelopment Authority in and for The City of Golden Valley. The loan is for the purchase of land and the construction of the Company's new headquarters. The interest is treated as an additional advance at the end of each month and is calculated at either the LIBOR plus 0.625% or the bank's prime rate. The fee for the letter of credit is 0.15625% on the portion available. If there is a draw on the letter of credit, interest is calculated at prime plus 2%. As of December 31, 2001 and 2000, the amount drawn on the loan, including capitalized interest, was $99,848 and $37,136, respectively. The Company did not draw on the letter of credit and it was cancelled on October 25, 2001. The loan will mature on April 29, 2002, however, prepayment is permitted. The Company is obligated to pledge to Wells Fargo FNMA, GNMA or US Treasury securities equal to 110% of the principal outstanding plus the maximum amount which may be drawn under the letter of credit. As of December 31, 2001 and 2000, $109,981 and $42,736 was pledged in accordance with the agreement, respectively.

                                        22
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(6) ACCIDENT AND HEALTH CLAIMS RESERVES

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable re-evaluations of such reserves. While management believes that reserves as of December 31, 2001 are adequate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves, which are small relative to the amount of such reserves, could significantly impact future reported earnings of the Company.

Activity in the accident and health claim reserves is summarized as follows:
                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Balance at January 1, net of reinsurance
   recoverables of $124,463, $184,880 and $133,174................   $   382,805          385,051           375,190

Adjustment primarily related to commutation and assumption
   reinsurance on blocks of business..............................        (90,030)               0           (53,585)
Incurred related to:
   Current year...................................................        261,015          305,805           439,065
   Prior years....................................................        (10,371)            (547)            5,557
                                                                      ----------------------------------------------
Total incurred                                                            250,644          305,258           444,622
                                                                      ----------------------------------------------
Paid related to:
   Current year...................................................        128,854          119,238           186,750
   Prior years....................................................        146,800          188,266           194,426
                                                                      ----------------------------------------------
 Total paid.......................................................        275,654          307,504           381,176
                                                                      ----------------------------------------------
Balance at December 31, net of reinsurance
   recoverables of  $126,398, $124,463, $184,880..................    $   267,765          382,805           385,051
                                                                      ==============================================

As a result of changes in estimates of claims incurred in prior years, the accident and health claim reserves incurred decreased by $10,371 and $547 in 2001 and 2000, respectively. The change in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for accident and health claim reserves. Additional losses of $5,557 were incurred in 1999 on prior year incurred claims primarily on the reinsurance assumed (non-HMO) business. Paid claims in 2001 and 2000 are significantly lower than 1999 due to the termination of the reinsurance assumed business and discontinuation of the broker administrator business.

                                       23
-----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(7) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company retains a maximum of $3,000 coverage per individual life. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists to the extent that the Company's reinsurers are unable to meet their contractual obligations. Management is of the opinion that no liability will accrue to the Company with respect to this contingency.

Life insurance, annuities and accident and health business assumed from and ceded to other companies is as follows:

                                                                                                           PERCENTAGE
                                                           ASSUMED         CEDED                            OF AMOUNT
                                            DIRECT       FROM OTHER      TO OTHER            NET             ASSUMED
YEAR ENDED                                  AMOUNT        COMPANIES      COMPANIES         AMOUNT            TO NET
                                       ------------------------------------------------------------------------------
December 31, 2001:
Life insurance in force...........     $29,148,472    194,301,542     25,852,914      197,597,100              98.3%
                                       ------------------------------------------------------------------------------
Premiums:
   Life...........................        147,396         390,343        122,058          415,681              93.9%
   Annuities......................        200,117             447         23,359          177,205               0.3%
   Accident and health............        452,519         141,156        229,580          364,095              38.8%
                                       ------------------------------------------------------------------------------
     Total premiums...............     $  800,032         531,946        374,997          956,981              55.6%
                                       ==============================================================================

December 31, 2000:
Life insurance in force...........     $36,767,941    168,888,297     24,531,393      181,124,845              93.2%
                                       ------------------------------------------------------------------------------
Premiums:
   Life...........................        184,310         330,961        126,045          389,226              85.0%
   Annuities......................        185,388           1,005         13,343          173,050               0.6%
   Accident and health............        480,539         174,335        205,891          448,983              38.8%
                                       ------------------------------------------------------------------------------
     Total premiums...............     $  850,237         506,301        345,279        1,011,259              50.1%
                                       ==============================================================================
December 31, 1999:
Life insurance in force...........     $36,994,161    129,809,733     24,174,006      142,629,888              91.0%
                                       ------------------------------------------------------------------------------
Premiums:
   Life...........................        205,208         273,604         67,069          411,743              66.5%
   Annuities......................        199,341          39,729         95,232          143,838              27.6%
   Accident and health............        541,847         302,059        315,938          527,968              57.2%
                                       ------------------------------------------------------------------------------
     Total premiums...............     $  946,396         615,392        478,239        1,083,549              56.8%
                                       ==============================================================================


Included in reinsurance recoverables at December 31, 2001 are $2,094,812, $878,968, and $583,942 recoverable from three insurers who, as of December 31, 2001, were rated A or higher by A.M. Best's Insurance Reports.

Of the amounts ceded to others, the Company ceded life insurance inforce of $5,958,233, $4,779,834, and $3,387,592, in 2001, 2000 and 1999, respectively, and life insurance premiums earned of $10,774, $8,764, and $6,008, in 2001, 2000 and 1999, respectively, to its ultimate parent Allianz AG. The Company also ceded accident and health premiums earned to Allianz AG of $9,128, $161, and $3,131, in 2001, 2000 and 1999, respectively.

                                        24
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)



(7) REINSURANCE (CONTINUED)

Throughout 2001, the Company has entered into numerous reinsurance arrangements with unrelated insurance companies to reinsure group accident and health reinsurance assumed business as well as business produced through the broker administrator distribution channel. In connection with these agreements, the Company has ceded group accident and health and life premium of $55,398 and received expense allowances of $11,921 in 2001.

Effective January 1, 2001, the Company entered into a coinsurance agreement with its subsidiary, LifeUSA, to coinsure all retained business of LifeUSA including life insurance policies, annuity contracts, and long term care policies. The transaction also involved the Company recapturing annuity business previously ceded to LifeUSA. As this transaction was with LifeUSA, there was no impact to the Company on a consolidated basis. On a statutory basis, in connection with this agreement, the Company assumed $3,045,259 of future benefit reserves and paid a ceding commission of $180,500 to LifeUSA.

Effective May 1, 2001, the Company entered into an assumption reinsurance agreement whereby a Canadian disability block of business was sold to an unrelated insurance company. Assumption reinsurance transfers all duties, obligations and liabilities in connection with these policies to the unrelated insurance company. The Company transferred reserves of $77,778 and recognized a loss of $3,836 in connection with this agreement. In 2001, the Company also entered in to a commutation agreement with an unrelated company transferring net reserves of $12,252 and recognizing a gain of $6,934.

Effective December 31, 2001, the Company entered into a combination coinsurance and modified coinsurance contract as well as a yearly renewable term reinsurance agreement with an unrelated insurance company to reinsure a block of traditional life business. This agreement does not qualify as reinsurance according to Statement of Financial Accounting Standard (SFAS)113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, but does qualify as financial reinsurance under statutory accounting. In connection with this agreement, the Company ceded, on a statutory basis, premium of $97,929, recognized a recoverable on future benefit reserves of $85,159 and a ceding allowance of $63,472. Impact under GAAP accounting is immaterial.

Effective December 31, 2001, the Company entered into another combination coinsurance and modified coinsurance contract with an unrelated insurance company to reinsure a block of inforce variable annuity business. This agreement also did not qualify as reinsurance under SFAS 113, but is reported as financial reinsurance under statutory reporting. In connection with this agreement, the Company ceded, on a statutory basis, premium of $1,540,000, recognized a recoverable on future benefit reserves of $15,000 and a ceding allowance of $15,000. Impact under GAAP accounting is immaterial.

Effective December 31, 1999, the Company entered into a 100% coinsurance agreement with an unrelated insurance company to coinsure the remaining block of preneed life and annuity business with 1999 premium of $97,100. In connection with this agreement, the Company recognized a recoverable on future benefit reserves of $245,000, received a ceding commission of $73,900 and transferred cash of $154,000. In March of 2000, there was an additional settlement related to this coinsurance agreement in which the Company recognized a ceding commission of $1,334 and transferred reserves of $621. The unearned ceding commission represents deferred revenue that will be amortized over the revenue-producing period of the related reinsured policies. The servicing of the coinsured business was also transferred to a third party administrator. During 2001, 2000 and 1999 $6,247, $6,038 and $0 was amortized and included in other revenue in the Consolidated Statements of Operations. Deferred revenue as of December 31, 2001 and 2000 was $78,537 and $84,784, respectively.

Effective January 1, 1997, the Company entered into a 100% coinsurance agreement with an unrelated insurance company to coinsure a block of business including certain universal life and traditional life insurance policies and annuity contracts. Deferred revenue resulting from this transaction is being amortized over the revenue-producing period of the related reinsured policies. During 2001, 2000, and 1999, $12,617, $13,844, and $14,996, respectively, was amortized and included in other revenue in the consolidated statements of operations. Deferred revenue as of December 31, 2001 and 2000 was $64,647 and $77,203, respectively.

                                       25
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(8) INCOME TAXES


INCOME TAX (BENEFIT) EXPENSE
Total income tax (benefit) expense for the years ended December 31 are as follows:

                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Income tax expense attributable to operations:
   Current tax (benefit) expense................................      $    (2,544)          28,871            63,371
   Deferred tax benefit.........................................           (7,867)        (15,917)          (73,727)
                                                                      ----------------------------------------------
Total income tax (benefit) expense attributable to operations...      $   (10,411)         12,954           (10,356)
Tax benefit due to cumulative effect of change in accounting....           (3,369)              0            (8,682)
                                                                      ----------------------------------------------
Total income tax (benefit) expense attributable to net income...          (13,780)         12,954           (19,038)
Income tax effect on equity:
   Income tax allocated to stockholder's equity:
     Attributable to unrealized gains and losses for the year...           (3,429)        (20,273)          (94,283)
                                                                      ----------------------------------------------

Total income tax effect on equity...............................      $   (17,209)         (7,319)         (113,321)
                                                                      ==============================================


COMPONENTS OF INCOME TAX (BENEFIT) EXPENSE
Income tax expense computed at the statutory rate of 35% varies from tax expense reported in the consolidated statements of operations for the respective years ended December 31 as follows:

                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Income tax (benefit) expense computed at the statutory rate.......    $   (17,196)          41,646           (12,520)
Dividends received deductions and tax-exempt interest.............         (4,811)         (10,409)           (2,605)
Adequacy release..................................................              0          (28,010)                0
Foreign tax.......................................................           (949)             935            (1,014)
Interest on tax deficiency........................................              0                0               800
Prior year adjustment to dividends received deduction.............          5,015                0                 0
Goodwill amortization.............................................          5,827            5,678             1,365
Other.............................................................          1,703            3,114             3,618
                                                                      ----------------------------------------------
   Income tax (benefit) expense as reported.......................    $   (10,411)          12,954           (10,356)
                                                                      ==============================================

                                        26
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)

(8) INCOME TAXES (CONTINUED)


COMPONENTS OF DEFERRED TAX ASSETS AND LIABILITIES ON THE BALANCE SHEET
Tax effects of temporary differences giving rise to the significant components of the net deferred tax liability at December 31 are as follows:
                                                         2001              2000
                                                    ----------------------------
Deferred tax assets:
   Provision for post retirement benefits....       $    2,666             2,333
   Allowance for uncollectible accounts......              929               929
   Policy reserves...........................          357,480           284,790
   Net unrealized loss on investments........              212                 0
   Impaired assets...........................           22,066                 0
   Expense accruals..........................           28,969            36,334
   Other.....................................           13,905             3,675
                                                    ----------------------------
     Total deferred tax assets...............          426,227           328,061
                                                    ----------------------------
Deferred tax liabilities:
   Deferred acquisition costs................          364,651           263,370
   Net unrealized gain on investments........                0             5,511
   Value of business acquired ...............           60,156            66,309
   Other.....................................            2,482             8,232
                                                    ----------------------------
     Total deferred tax liabilities..........          427,289           343,422
                                                    ----------------------------
Net deferred tax liability...................       $    1,062            15,361
                                                    ============================

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for the deferred tax asset as it is more likely than not the deferred tax asset will be realized principally through future reversals of existing taxable temporary differences and future taxable income. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future taxable income are reduced.

The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to United States Treasury Department regulations. The Company, each of its insurance subsidiaries and USAllianz Securities, Inc., generally will be paid for the tax benefit on their losses, and any other tax attributes, to the extent they could have obtained a benefit against their post-1990 separate return taxable income or tax. Income taxes paid by the Company were $49,481, $16,051, and $57,121, in 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, the Company had a tax payable (recoverable) to (from) AZOA of $(24,300) and $8,904, respectively.

At December 31, 2001 and 2000, the Company had a tax recoverable separate from the agreement with AZOA in the amount of $26,659 and $9,556, respectively. These amounts are for foreign taxes and LifeUSA taxes recoverable.

                                        27
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(9) RELATED PARTY TRANSACTIONS

Effective January 26, 2001 the Company entered in to an agreement to lend AZOA $100,000. The loan plus interest will be repaid over twelve years, semi-annual interest payments for the first five years and level semi-annual payments of principal and accrued interest over the last seven years. The interest rate is a fixed rate of 7.18%. AZOA pledged as collateral a security interest in shares of the common stock outstanding of Allianz Insurance company, which have a statutory book value as of the date of the loan equal to 125% of the loan. Interest of $6,681 was collected during the 2001 and is included in investment income on the Consolidated Statements of Operations.

In conjunction with the purchase of LifeUSA on October 1, 1999, the Company received a capital contribution from AZOA in the amount of $423,186.

The Company reimbursed AZOA $10,003, $4,729, and $3,582, in 2001, 2000 and 1999,
respectively, for certain administrative and investment management services performed. The Company's liability to AZOA for such services was $1,180 and $2,063 at December 31, 2001 and 2000, respectively, and is included in accrued expenses on the Consolidated Balance Sheet.

The Company shares a data center with and receives other system support from affiliated insurance companies. Usage and other system support charges paid by the Company were $1,811, $31, and $902 in 2001, 2000 and 1999, respectively. The Company's liability for data center and other system support charges was $358 and $1,237 at December 31, 2001 and 2000, respectively, and is included in accrued expenses on the Consolidated Balance Sheet.


(10) EMPLOYEE BENEFIT PLANS

The Company participates in the Allianz Primary Retirement Plan (PRP), a defined contribution plan. The Company contributes to the plan based on a percentage of the participant's eligible salary. All eligible employees begin participating in the PRP on their hire date. Participants are 100% vested in company contributions after two years of service. It is the Company's policy to fund the plan costs as incurred. Total PRP contributions were $3,023, $1,992, and $2,025 in 2001, 2000 and 1999, respectively.

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Fireman's Fund Insurance Company. Eligible employees are immediately enrolled in the AAAP upon their first day of employment. The AAAP will accept participant's pre-tax or after-tax contributions up to 15% of the participant's eligible compensation. Under the eligible employees' provisions, the Company will match 75% of contributions up to a maximum of 2% during the first year of service and 6% after the first year of service. Participants are 100% vested in the Company's matching contribution after three years of service. The Company may decide to declare a profit sharing contribution under the AAAP based on its year-end results. Employees are not required to participate in the AAAP to be eligible for the profit sharing contribution. The expenses of administration of the Plan and the Trust Fund, including all fees of the Trustee, Investment Manager and Auditors, shall be payable from the Trust Fund but may, at the discretion of the Company, be paid by the Company. Any counsel fees shall not be payable from the Trust Fund, but shall instead be paid by the Company. It is the Company's policy to fund the AAAP costs as incurred. The Company has expensed $2,861, $2,144, and $980 in 2001, 2000 and 1999, respectively, toward the AAAP match contributions.

The Company provides certain postretirement benefits to employees who retired on or before December 31, 1988 or who were hired before December 31, 1988 and who have at least ten years of service when they reach age 55. Employees of the Company hired or rehired after December 31, 1988 or become employees of the Company as a result of a merger or acquisition after January 1, 1989 are not eligible for retiree medical or life insurance coverage. The Company's plan obligation at December 31, 2001 and 2000 was $7,527 and $6,573, respectively. This liability is included in other liabilities on the Consolidated Balance Sheet.

The Company is participating in an Employee Stock Purchase Plan established in 2001 by AZOA that is designed to provide eligible employees with an opportunity to purchase American Depository Shares of Allianz AG at a discounted price. An aggregate amount of

                                        28
                                        ----------------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(10) EMPLOYEE BENEFIT PLANS (CONTINUED)

250,000 American Depository Shares are reserved for this plan. Allianz AG determines the purchase price of the shares. A committee appointed by AZOA determines the discount price. Employees are given the opportunity to purchase these shares annually on a predetermined date set by Allianz AG. Employees are not allowed to sell or transfer the shares for a one-year period following the purchase date. The difference between the market price and the discount price, or the discount, was paid by the Company in 2001 and amounted to $235.


(11) STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

Effective January 1, 2001 the Company adopted Codification as prescribed by The National Association of Insurance Commissioners (NAIC) which resulted in an increase to statutory surplus of approximately $16,500. Codification changed the definition of what comprises prescribed versus permitted statutory accounting practices, and has resulted in changes to existing accounting policies insurance enterprises use to prepare their statutory financial statements. Statutory accounting is directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in determining statutory policyholders' surplus and gain from operations. Currently, these items include, among others, deferred acquisition costs, furniture and fixtures, accident and health premiums receivable which are more than 90 days past due and undeclared dividends to policyholders. Additionally, future life and annuity policy benefit reserves calculated for statutory accounting do not include provisions for withdrawals.

The differences between stockholder's equity and net income reported in accordance with statutory accounting practices on the Company's stand alone financial statements and the accompanying GAAP consolidated financial statements as of and for the year ended December 31 are as follows:

                                          STOCKHOLDER'S EQUITY                        NET INCOME (LOSS)
                                       -----------------------------------------------------------------------------
                                             2001           2000           2001             2000              1999
                                             -----          -----          -----            -----             -----
Statutory basis                        $   700,425         808,684       (285,137)          83,732            97,768
Adjustments:
   Change in reserve basis.............   (791,350)       (463,479)      (196,531)         (91,992)          (80,952)
   Deferred acquisition costs..........  1,165,432         941,511        316,439          139,748          (129,412)
   Value of business acquired..........    160,645         189,454        (17,581)         (20,909)           (4,161)
   Goodwill............................    198,822         212,891        (17,368)         (15,390)           (6,373)
   Net deferred taxes..................    (18,285)        (15,361)         8,520           15,917            73,727
   Statutory asset valuation reserve...     40,996         112,830              0                0                 0
   Statutory interest maintenance reserve   94,004          44,537         49,574           (9,310)           (3,967)
   Modified coinsurance reinsurance....    (23,504)        (25,543)        46,315           28,558            35,552
   Unrealized gains on investments.....     96,919         171,173              0                0                 0
   Nonadmitted assets..................     29,361          22,719              0                0                 0
   Deferred income on reinsurance......   (146,144)       (166,503)             0                0                 0
   Investment in subsidiaries..........     46,772        (190,543)             0                0                 0
   Valuation allowance on mortgage loans   (10,185)        (11,279)         1,094                0            (1,680)
   Loss from non-insurance subsidiaries          0               0         (1,555)          (7,510)          (11,714)
   Income from insurance subsidiaries..          0               0         82,674            6,236            29,425
   Other...............................     20,005         (15,627)       (31,423)         (23,046)          (39,750)
                                       -----------------------------------------------------------------------------
      As reported in the accompanying
         consolidated financial
         statements................... $ 1,563,913       1,615,464        (44,979)         106,034           (41,537)
                                       =============================================================================

                                       29
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)

(11) STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS (CONTINUED)

The Company is required to meet minimum statutory capital and surplus requirements. The Company's statutory capital and surplus as of December 31, 2001 and 2000 were in compliance with these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Commissioner of Commerce is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement, minus 25% of earned surplus attributable to unrealized capital gains. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus, cash dividends of not more than the greater of 10% of its beginning of the year statutory surplus in any year, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Ordinary dividends of $70,043 can be paid in 2002 without prior approval of the Commissioner of Commerce.


REGULATORY RISK BASED CAPITAL
An insurance enterprise's state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise's regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. The Company met its risk based capital requirements as of December 31, 2001 and 2000.


PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not currently use permitted statutory accounting practices that have a significant impact on its statutory financial statements.


(12) COMMITMENTS AND CONTINGENCIES

The Company and its subsidiaries are involved in various pending or threatened legal proceedings arising from the conduct of their business. The most significant case in which the Company is a defendant, is a class action lawsuit against Fidelity Union Life Insurance Company (FULICO) whose policies were assumed by the Company. The Company paid claims through 2001 of $38,800 and established provisions for benefits and expenses of $60,000 and $5,500 in 2000 and 1999, respectively, related to this case. There was no additional material impact to the income statement in 2001 related to the reserves. In the opinion of management, the reserves established sufficiently cover the company's exposure. Management believes the ultimate resolution of other litigation will not have a material effect on the consolidated financial position of the Company.

The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The Company has acquired minority equity interests in certain field marketing organizations. Certain provisions within stockholders' agreements, member agreements and first refusal and put agreements require the Company to purchase part or all of the stock or member interests in the entities to which these agreements pertain, if and when the parties to these agreements exercise certain available options. The exercise period for the various put options ranges from 5 to 11 years, the latest of which expires in 2010. If all put options were exercised, requiring the Company to purchase all of the stock or member interests in the entities, the total purchase price that would be paid by the Company based on current calculations would be $75,000.

                                        30
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)

The Company entered in to a sale and leaseback agreement effective December 27, 2001 related to certain furniture and equipment. The assets were removed from the balance sheet and sold for their net book value of $14,945. The term of the lease is 6.5 years. The Company also leases office space. Rent expense for all operating leases was $4,561, $3,323, and $2,862 in 2001, 2000 and 1999,
respectively. The future minimum lease payments required under these operating leases are as follows:

                   Operating Lease
----------------------------------
2002                      $  3,534
----------------------------------
2003                         2,750
----------------------------------
2004                         2,638
----------------------------------
2005                         3,181
----------------------------------
2006 and beyond              8,192
----------------------------------
Total                       20,295
==================================

(13) UNUSUAL EVENTS

The Company has reported claims of $15,700 in claims (net of retrocession) in 2001 related to the September 11, 2001 attack on the United States. The majority of the exposure was as a result of assumed reinsurance from various companies. There are $5,000 in outstanding claim reserves as of December 31, 2001. Management believes this reserve will be sufficient to cover any additional claims related to this event.


(14) FOREIGN CURRENCY TRANSLATION

The net assets of the Company's foreign operations are translated into U.S. dollars using exchange rates in effect at each year-end. Translation adjustments arising from differences in exchange rates from period to period are included in the accumulated foreign currency translation adjustment reported as a separate component of comprehensive income. An analysis of this account for the respective years ended December 31 follows:

                                                                           2001             2000              1999
                                                                      ----------------------------------------------
Beginning amount of cumulative translation adjustments                $    (5,546)          (4,748)           (6,209)
                                                                      ----------------------------------------------
Aggregate adjustment for the period resulting from
   translation adjustments...................................              (4,500)          (1,228)            2,248
Amount of income tax benefit (expense) for period related
   to aggregate adjustment...................................               1,575              430              (787)
                                                                      ----------------------------------------------
   Net aggregate translation included in equity..............              (2,925)            (798)            1,461
                                                                      ----------------------------------------------
Ending amount of cumulative translation adjustments..........         $    (8,471)          (5,546)           (4,748)
                                                                      ----------------------------------------------
Canadian foreign exchange rate at end of year................              0.6282           0.6672            0.6924
                                                                      ==============================================

                                       31
-----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(15) SUPPLEMENTARY INSURANCE INFORMATION

The following table summarizes certain financial information by line of business for 2001, 2000 and 1999:

                                                                             AS OF DECEMBER 31
                                                       -------------------------------------------------------------
                                                                                                             OTHER
                                                          DEFERRED                                          POLICY
                                                           POLICY         FUTURE                          CLAIMS AND
                                                         ACQUISITION      BENEFIT         UNEARNED         BENEFITS
                                                            COSTS        RESERVES         PREMIUMS          PAYABLE
                                                       -------------------------------------------------------------
2001:
Life............................................       $  254,646      2,073,241            1,156            153,593
Annuities.......................................           900,108     11,298,838                0               327
Accident and health.............................            10,678          2,864           40,347           703,030
                                                       -------------------------------------------------------------
                                                       $ 1,165,432     13,374,943           41,503           856,950
                                                       ==============================================================

2000:
Life............................................       $   246,785      2,014,015            2,823           165,925
Annuities.......................................           690,254      9,007,312                0                25
Accident and health.............................             4,472              0           46,084           746,589
                                                       -------------------------------------------------------------
                                                       $   941,511     11,021,327           48,907           912,539
                                                       ==============================================================

1999:
Life............................................       $   231,927      1,847,955            3,049           116,569
Annuities.......................................           561,966      7,796,583                0             1,771
Accident and health.............................             7,870              0           45,964           809,575
                                                       -------------------------------------------------------------
                                                       $   801,763      9,644,538           49,013           927,915
                                                       ==============================================================

                                        32
                                        ----------------------------------------


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001, 2000 and 1999 (in thousands)


(15) SUPPLEMENTARY INSURANCE INFORMATION (CONTINUED)

The following table summarizes certain financial information by line of business for 2001, 2000 and 1999:

                                                              FOR THE YEAR ENDED DECEMBER 31
                                       -----------------------------------------------------------------------------
                                            PREMIUM                                      NET CHANGE
                                            REVENUE                                          IN
                                           AND OTHER         NET                           POLICY             OTHER
                                           CONTRACT      INVESTMENT                      ACQUISITION        OPERATING
                                        CONSIDERATIONS     INCOME        BENEFITS         COSTS (A)         EXPENSES
                                       -----------------------------------------------------------------------------
2001:
Life...............................    $   415,681          56,217        346,868           (9,099)          121,989
Annuities..........................        177,206         436,766        372,787         (297,172)          527,679
Accident and health................        364,094          27,029        266,917          (10,168)          150,487
                                       -----------------------------------------------------------------------------
                                       $   956,981         520,012        986,572         (316,439)          800,155
                                       =============================================================================
2000:
Life...............................    $   389,226          43,563        329,805          (14,858)          156,021
Annuities..........................        173,050         337,533        254,183        (128,288)           347,694
Accident and health................        448,983          22,803        356,783            3,398           161,542
                                       -----------------------------------------------------------------------------
                                       $ 1,011,259         403,899        940,771         (139,748)          665,257
                                       =============================================================================
1999:
Life...............................    $   411,743          36,171        319,210          (14,665)          153,281
Annuities..........................        143,838         216,554        168,451          133,268           166,715
Accident and health................        527,968          27,257        465,139           10,539           173,910
                                       -----------------------------------------------------------------------------
                                       $ 1,083,549         279,982        952,800          129,142           493,906
                                       =============================================================================


(a)  See note 1 for total gross amortization.









                                   APPENDIX A

                            MAXIMUM SURRENDER CHARGES
                          Per $1000 of Specified Amount

--------------- --------------------------------------- ------------- ---------------------------------------
    Issue                     Nonsmoker                    Issue                      Smoker
                                                            Age*
     Age*
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
                   Male         Female       Unisex                      Male         Female       Unisex
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
      15           15.30        14.50         15.30          15          15.30        14.50         15.30
      16           15.40        14.60         15.40          16          15.40        14.60         15.40
      17           15.60        14.70         15.60          17          15.60        14.70         15.60
      18           15.80        14.90         15.80          18          15.80        14.90         15.80
      19           15.90        15.00         15.90          19          15.90        15.00         15.90
      20           16.10        15.20         16.10          20          17.90        16.10         17.90
      21           16.30        15.40         16.30          21          18.10        16.30         18.10
      22           16.50        15.60         16.50          22          18.40        16.60         18.40
      23           16.70        15.80         16.70          23          18.70        16.80         18.70
      24           17.00        16.00         17.00          24          19.00        17.10         19.00
      25           17.20        16.30         17.20          25          19.30        17.30         19.30
      26           17.50        16.50         17.50          26          19.60        17.60         19.60
      27           17.80        16.80         17.80          27          20.00        17.90         20.00
      28           18.10        17.10         18.10          28          20.40        18.30         20.40
      29           18.40        17.30         18.40          29          20.80        18.60         20.80
      30           18.70        17.60         18.70          30          21.20        19.00         21.20
      31           19.10        17.90         19.10          31          21.70        19.30         21.70
      32           19.40        18.30         19.40          32          22.20        19.70         22.20
      33           19.80        18.60         19.80          33          22.70        20.10         22.70
      34           20.30        19.00         20.30          34          23.30        20.60         23.30
      35           20.70        19.40         20.70          35          23.90        21.00         23.90
      36           21.10        19.80         21.10          36          24.50        21.50         24.50
      37           21.60        20.20         21.60          37          25.10        22.00         25.10
      38           22.10        20.60         22.10          38          25.80        22.60         25.80
      39           22.60        21.10         22.60          39          26.50        23.10         26.50
      40           23.20        21.50         23.20          40          27.20        23.70         27.20
      41           23.70        22.00         23.70          41          28.00        24.20         28.00
      42           24.30        22.50         24.30          42          28.80        24.80         28.80
      43           25.00        23.00         25.00          43          29.60        25.50         29.60
      44           25.60        23.60         25.60          44          30.50        26.10         30.50
      45           26.30        24.10         26.30          45          31.40        26.80         31.40
      46           27.00        24.70         27.00          46          32.40        27.50         32.40
      47           27.80        25.40         27.80          47          33.40        28.20         33.40
      48           28.50        26.00         28.50          48          34.50        28.90         34.50
      49           29.40        26.70         29.40          49          35.60        29.70         35.60
      50           30.20        27.40         30.20          50          36.80        30.50         36.80
      51           31.20        28.10         31.20          51          38.00        31.30         38.00
      52           32.10        28.80         32.10          52          39.30        32.10         39.30
      53           33.10        29.60         33.10          53          40.70        33.00         40.70
      54           34.20        30.40         34.20          54          42.10        33.90         42.10
      55           35.30        31.20         35.30          55          43.60        34.80         43.60

--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
*Based on Insured's Age on the Policy Date or on the effective date of the
Specified Amount increase, as appropriate.


                                   APPENDIX B
                         ILLUSTRATION OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and risk classification of the insured and such factors as the Specified Amount, death benefit option, premium payments, and hypothetical rates of return (within limits) that you request or when available, historical rates of return of the investment option you select. You can request such illustrations at any time.

We have also filed an example of such an illustration as an exhibit to the Registration Statement. (See "Registration Statement Contains Further Information.") This form of illustration is available to you upon request and is incorporated herein by reference. There may be state specific product features that make the illustrations applicable to you differ from the form of illustration shown in the exhibit.

The following tables are part of a standard illustration. They illustrate how Accumulation Values, Net Cash Values and death benefits of a policy change based on the investment experience of the investment options. Standard illustrations will show values based on current charges as well as guaranteed charges. The following tables reflect values based on guaranteed charges. The illustrations are hypothetical and may not be used to project or predict investment results. The Accumulation Values, Net Cash Values and death benefits in the tables take into account all charges and deductions against the policy, assuming no riders or endorsements are elected. If LifeFund Benefits are included in the policy, these tables would include numbers showing the Preferred Settlement Value for each policy year. The following tables assume that the cost of insurance rates for the policy are based on the guaranteed rates appropriate to the risk classification shown. These tables also assume that a level annual premium of $700 was paid. These tables assume that the insured is in the standard, non-smoker classification. For insureds who are classified as smoker or less favorable risk status, the cost of insurance will be greater and the policy values will be less, given the same assumed hypothetical gross annual investment rates of return. The cost of insurance will be less and the policy values will be greater for female insureds of comparable risk status. Some states require that the policies contain tables based upon unisex rates.

Gross investment returns of 0% and 12% are assumed to be level for all years shown. The values would be different if the rates of return averaged 0% and 12% over the period of years but fluctuated above and below those averages during individual years.


The values shown reflect the fact that the net investment return of the subaccounts is lower than the gross investment return on the assets held in the subaccounts because of the charges assessed on amounts in the subaccounts. The daily investment advisory fee for the investment options is assumed to be equal to an annual rate of 0.69% of the net assets of the investment options (which is the average of the investment advisory fees assessed in 2001). The values also assume that each investment option will incur operating expenses annually which are assumed to be 0.34% of the average net assets of the investment option. This is the average in 2001 after expense reimbursements or waivers. The subaccounts will be assessed mortality and expense risk charges of 0.60% of the average daily net assets of the subaccount. After taking these expenses and charges into consideration, the illustrated gross annual investment rates of 0% and 12% are equivalent to net rates of -1.61% and 10.20%.


We deduct an insurance risk charge for a policy month from the Accumulation Values. The cost of insurance rate is based on the sex (where permitted by state law), attained age, risk classification of the insured, and Specified Amount band of the policy.

We assume that there are no policy loans and there is no investment in the fixed account in these illustrations.




                 Allianz Life Insurance Company of North America
                             Variable Universal Life

Prepared For: Client                                                       Initial Death Benefit: $100,000
Issue Age: 35, Standard, Non-Smoker                                        Annual Premium: $700
Sex: Male                                                                  Initial Death Benefit Option: A



                                           Values Projected At
                                                   0.00%                        12.00%
  End                        Accum                Net       Net                 Net       Net
  Of             Annual      @5.00%      Accum    Cash      Death      Accum    Cash      Death
  Yr.     Age    Premium    Premium      Value     Value    Benefit    Value     Value     Benefit
-------- ------ ---------- ----------- ---------- --------- -------- ---------- --------- ----------

   1      35       700          732        294          0   100,000      349         0    100,000

   2      36       700        1,501        574          0   100,000      725         0    100,000

   3      37       700        2,308        839          0   100,000    1,128         0    100,000

   4      38       700        3,155      1,087          0   100,000    1,559         0    100,000

   5      39       700        4,045      1,318          0   100,000    2,020         0    100,000


   6      40       700        4,979      1,636          0   100,000    2,626       556    100,000

   7      41       700        5,960      1,933          0   100,000    3,278     1,208    100,000

   8      42       700        6,990      2,207        137   100,000    3,978     1,908    100,000

   9      43       700        8,072      2,457        387   100,000    4,730     2,660    100,000

  10      44       700        9,207      2,682        612   100,000    5,539     3,469    100,000


  15      49       700       15,796      3,353      3,353   100,000   10,578    10,578    100,000

  20      54       700       24,205      2,969      2,969   100,000   17,751    17,751    100,000

  25      59       700       34,937        764        764   100,000   27,859    27,859    100,000

  30      64       700       48,634          0          0         0   42,246    42,246    109,038

  35      69       700       66,116          0          0         0   43,206    43,206    200,026

These values are based on illustrated rates of return and guaranteed expense charges and cost of insurance charges. The guaranteed premium charge is 5% of all premiums. The guaranteed monthly administrative charges are $15.00 per month.

It is emphasized that the hypothetical investment rates of return shown in this illustration are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by the owner and different investment rates of return for the investment options. The death benefit and Net Cash Value for a policy would be different from those shown if the actual investment rates of return averaged 0% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by the company or the investment options that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.





                 Allianz Life Insurance Company of North America
                             Variable Universal Life

Prepared For: Client                                                       Initial Death Benefit: $100,000
Issue Age: 35, Standard, Non-Smoker                                        Annual Premium: $700
Sex: Male                                                                  Initial Death Benefit Option: B



                                           Values Projected At
                                                   0.00%                        12.00%
  End                        Accum                Net       Net                 Net       Net
  Of             Annual      @5.00%      Accum    Cash      Death      Accum    Cash      Death
  Yr.     Age    Premium    Premium      Value     Value    Benefit    Value     Value     Benefit
-------- ------ ---------- ----------- ---------- --------- -------- ---------- --------- ----------

   1      35       700          732        293          0   100,293      348         0    100,348

   2      36       700        1,501        572          0   100,572      722         0    100,722

   3      37       700        2,308        835          0   100,835    1,122         0    101,122

   4      38       700        3,155      1,080          0   101,080    1,549         0    101,549

   5      39       700        4,045      1,308          0   101,308    2,005         0    102,005


   6      40       700        4,979      1,622          0   101,622    2,603       533    102,603

   7      41       700        5,960      1,914          0   101,914    3,242     1,172    103,242

   8      42       700        6,990      2,181        111   102,181    3,928     1,858    103,928

   9      43       700        8,072      2,424        354   102,424    4,660     2,590    104,660

  10      44       700        9,207      2,640        570   102,640    5,444     3,374    105,444


  15      49       700       15,796      3,247      3,247   103,247   10,212    10,212    110,212

  20      54       700       24,205      2,763      2,763   102,763   16,594    16,594    116,594

  25      59       700       34,937        462        462   100,462   24,523    24,523    124,523

  30      64       700       48,634          0          0         0   33,302    33,302    133,302

  35      69       700       66,116          0          0         0   34,660    34,660    160,461

These values are based on illustrated rates of return and guaranteed expenses and cost of insurance charges. The guaranteed premium charge is 5% of all premiums. The guaranteed monthly administrative charges are $15.00 per month.

It is emphasized that the hypothetical investment rates of return shown in this illustration are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by the owner and different investment rates of return for the investment options. The death benefit and Net Cash Value for a policy would be different from those shown if the actual investment rates of return averaged 0% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by the company or the investment options that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.



                                    APPENDIX C

                                   PERFORMANCE


Allianz Life periodically advertises performance of the divisions of the separate account (also known as subaccounts). Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit at the end of the period by the value of the Accumulation Unit at the beginning of the period. Performance may be advertised with or without the effect of LifeFund Benefits charges.

Performance numbers will reflect the deduction of the annual mortality and expense risk charge of 0.60% (or 2% with LifeFund Benefits) and the investment option expenses, but not the surrender charges, premium charges, administrative charges or the insurance risk charge, the rider charges, or the No Lapse Guarantee charges. If they were included, the performance would be lower. Allianz Life may also advertise cumulative total return information. Cumulative total performance information is determined the same way except that the results are not annualized.

Performance may be shown from the inception date of the separate account and, if earlier, from the inception date of the investment option. See the investment option prospectuses for more information.

An example of the investment performance of the investment options can be found in Exhibit E of the Registration Statement of which this prospectus is a part. Exhibit E is incorporated herein by reference.

                                   APPENDIX D

                                The Fixed Account

The general account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of these assets. The fixed account is part of our general account.

Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account has not been registered under these Acts. Neither the fixed account nor any interest in it is subject to the provisions of these Acts and as a result, the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to the fixed account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

We guarantee both principal and interest on amounts credited to the fixed account. We credit interest at an effective annual rate of at least 3%. The rate at which we credit is independent of the investment experience of the fixed account. From time to time, we may guarantee interest at a rate higher than 3%.

Any interest credited to amounts allocated to the fixed account in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited in the fixed account may not exceed the minimum guarantee of 3% for a given year.

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 REPRESENTATION

Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                 INDEMNIFICATION

Under its Bylaws, Article XI, the Company indemnifies, to the extent permitted by the laws of the State of Minnesota, each person (and the heirs, executors, and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer or employee of the Company (or by reason of serving any other organization at the request of the Company).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to such provisions of the bylaws or statutes or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by the Variable Account, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

The Prospectus consisting of 140 pages

Representations

The signatures

Written consents of the following persons:
         Counsel
         Actuary
         Independent Auditor

The following exhibits:

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.


    1.       Resolution of the Board of Directors of the Company (2)
    2.       Not Applicable
    3.a.     Principal Underwriter's Agreement (4)
    3.b.     General Agency Agreement (7)
    4.       Not Applicable
    5.a      Flexible Premium Variable Life Insurance Policy (10)
    5.a.(1)  No Lapse Guarantee Rider (10)
    5.a.(2)  Accelerated Benefit Rider (10)
    5.a.(3)  Preferred Settlement Value Option Endorsement (10)
    5.a.(4)  Unemployment Benefit Endorsement (10)
    5.a.(5)  Non-Modified Endowment Contract Endorsement (10)
    6.a.     Articles of Incorporation of the Company (2)
    6.b.     Bylaws of the Company (2)
    7.       Not Applicable
    8.       Not Applicable
    9.a.     Administrative Agreement (1)
    9.b.(1)  Form of Fund  Participation  Agreement  between  AIM  Variable
             Insurance  Funds,  Inc.,  Allianz  Life Insurance Company of
             North America  and NALAC Financial Plans LLC (5)
    9.b.(2)  Form of Fund Participation Agreement between USAllianz Variable
             Insurance Products Trust, Allianz Life Insurance Company of North
             America and BISYS Fund Services Limited Partnership (5)
    9.b.(3)  Form of Fund Participation Agreement between Davis Variable Account
             Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance
             Company of North America (6)
    9.b.(4)  Form of Fund Participation Agreement between Allianz Life
             Insurance Company of North America and J.P. Morgan Series Trust
             II(6)
    9.b.(5)  Form of Fund Participation Agreement between Oppenheimer Variable
             Account Funds, Oppenheimer Funds Inc. and Allianz Life Insurance
             Company of North America (6)
    9.b.(6)  Form of Fund Participation Agreement between Allianz Life Insurance
             Company of North America, PIMCO Variable Insurance Trust, and PIMCO
             Fund Distributors, LLC (6)
    9.b.(7)  Form of Fund Participation Agreement between Seligman Portfolios,
             Inc. and Allianz Life Insurance Company of North America (6)
    9.b.(8)  Form of Fund Participation  Agreement between The Prudential
             Series Investment  Management Services LLC and Allianz Life
             Insurance Company of North America (9)
    9.b.(9)  Form of Fund  Participation  Agreement between Franklin
             Templeton  Variable  Insurance Products Trust, Templeton Variable
             Products Series Fund, Franklin Templeton Distributors, Inc., and Allianz Life Insurance Company of North America (9)
    9.b.(10) Form of Fund Participation Agreement between Van Kampen
             Life Investment Trust, Van Kampen Funds Inc,
             Van Kampen Asset Management and Allianz Life of North
             America (11)
    9.b.(11) Form of Portfolio Management Agreement between Van Kampen
             Funds, Inc., and USAllianz Investor Services, LLC (11)
    9.b.(12) Form of Portfolio Management Agreement between USAllianz
             Advisers, LLC, USAllianz Variable Insurance Products Trust, and Van Kampen Asset Management, Inc. (11)
    9.b.(13) Form of Portfolio Management Agreement between USAllianz
             Advisers, LLC,USAllianz Variable Insurance Products Trust, and Van Kampen Investment Advisory Corporation. (11)
    9.b.(14) Form of Portfolio Management Agreement between USAllianz
             Advisers, LLC,USAllianz Variable Insurance Products Trust and Van Kampen Asset Management, Inc. (11)
    9.b.(15) Form of Portfolio Management Agreement between USAllianz
             Advisers, LLC, USAllianz Variable Insurance Products Trust, and Alliance Capital Management L.P. (11)
    9.b.(16) Form of Portfolio Management Agreement between USAllianz
             Advisers, LLC, USAllianz Variable Insurance Products Trust, and PIMCO Advisers L.P. (11)
    9.b.(17) Form of Portfolio Management Agreement between USAllianz
             Advisers, LLC,USAllianz Variable Insurance Products Trust and Templeton Investment Counsel,LLC. (11)
    9.b.(18) Form of Fund Participation Agreement between Allianz Life
             Insurance Company of North America, Dreyfus Investment
             Portfolios and The Dreyfus Life and Annuity Index Fund.
    10.      Application Form (10)
    13.      Powers of Attorney
    27.      Not Applicable


B.   Opinion and Consent of Counsel

C.   Consent of Actuary

D.   Independent Auditors' Consent

E.   Historical Performance

F.   Illustration of Policy Benefits

(1) incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, File No. (33-11158 and 811-04965) file on October 19, 1987

(2) incorporated by reference to Post-Effective Amendment No. 14 to Registrants Form S-6, File No. (33-15464 and 811-04965) electronically filed on November 1, 1995

(3) incorporated by reference to Post-Effective Amendment No. 15 to Registrants Form S-6, File No. (33-15464 and 811-04965) electronically filed on
     April 23, 1996

(4) incorporated by reference to Post-Effective Amendment No. 17 to Registrants Form S-6, File No. (33-15464 and 811-04965) electronically filed on April 29, 1997

(5) incorporated by reference to Post-Effective Amendment No. 23 to Registrants Form S-6, File No. (33-15464 and 811-04965) electronically filed on November 12, 1999

(6) incorporated by reference to Registrant's Pre-Effective Amendment to Form N-4, (File Nos. 333-82329 and 811-05618) electronically filed on December 30, 1999

(7) incorporated by reference to Post-Effective Amendment No. 24 to Registrants Form S-6, File No. (33-15464 and 811-04965) electronically filed on April 28, 2000

(8) incorporated by reference to Post-Effective Amendment No. 25 to Registrants Form S-6, File No.(33-15464 and 811-04965) electronically filed on
     February 28, 2001

(9) incorporated by reference to Post-Effective Amendment No. 26 to Registrants Form S-6, File No.(33-15464 and 811-04965) electronically filed on
     April 26, 2001

(10) incorporated by reference to Pre-Effective Amendment No. 1 to Registrants Form S-6, File No.(333-60206 and 811-04965) electronically filed on
     July 23, 2001

(11) incorporated by reference to Post-Effective Amendment No. 1 to Registrants Form S-6, File No.(333-60206 and 811-04965) electronically filed on November 1, 2001

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Minneapolis and State of Minnesota, on this 22 day of April, 2002.



                                        ALLIANZ LIFE
                                        VARIABLE ACCOUNT A
                                        (Registrant)

                                        By:    Allianz Life Insurance Company
                                               of North America
                                               (Depositor)


                                        By:    /S/ Stewart Gregg
                                               -----------------------
                                               Stewart Gregg
                                               Senior Counsel

Attest:  /S/ STEVEN A. FRIEDMAN
             --------------------


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature and Title

Robert W. MacDonald*          Chairman of the Board            04/22/2002
Robert W. MacDonald

Margery G. Hughes*            President                        04/22/2002
Margery G. Hughes

Mark A. Zesbaugh*             Chief Executive Officer and      04/22/2002
Mark A. Zesbaugh              Director

Michael P. Sullivan*          Director                         04/22/2002
Michael P. Sullivan

Dr. Gerhard G. Rupprecht*     Director                         04/22/2002
Dr. Gerhard G. Rupprecht

Rev. Dennis J. Dease*         Director                         04/22/2002
Rev. Dennis J. Dease

James R. Campbell*            Director                         04/22/2002
James R. Campbell

Robert M. Kimmitt*            Director                         04/22/2002
Robert M. Kimmitt

Michael Diekmann*             Director                         04/22/2002
Michael Diekmann

Paul M. Saffert*              Director                         04/22/2002
Paul M. Saffert

Gabrielle Matzdorff*          Senior Vice President and        04/22/2002
Gabrielle Matzdorff           Chief Financial Officer

         *By Power of Attorney

                                               By:    /S/ Stewart Gregg
                                                     ------------------------
                                                      Stewart Gregg
                                                      Senior Counsel

                                    EXHIBITS

                                       TO

                           POST-EFFECTIVE AMENDMENT NO. 2

                                    FORM S-6

                         ALLIANZ LIFE VARIABLE ACCOUNT A

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA


                                INDEX TO EXHIBITS



Exhibit

EX-99.A.9.b.(13)   Form of Fund Participation Agreement-Dreyfus

EX-99.A.13          Powers of Attorney

EX-99.B             Opinion and Consent of Counsel

EX-99.C             Consent of Actuary

EX-99.D             Independent Auditors' Consent

EX-99.E             Historical Performance

EX-99.F             Illustration of Policy Benefits